UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
Dear Shareholder:
We have enclosed with this letter the proxy statement for our 2025 Annual Meeting (the “Annual Meeting”) of shareholders of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”).
This year’s Annual Meeting will be held on Thursday, November 20, 2025, at 10:00 am Central Time via a live webcast, at www.cesonlineservices.com/cbrl25_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/cbrl25_vm by 10:00 a.m., Central Time, on November 19, 2025.
At the Annual Meeting, you will have an opportunity to vote on the following proposals:
(1)
to elect ten directors;

(2)
to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement;

(3)
to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for our 2026 fiscal year;

(4)
to approve an amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan;

(5)
to ratify, on an advisory basis, the inclusion of a proxy access provision in our bylaws (the “Proxy Access Provision”);

(6)
to ratify, on an advisory basis, the inclusion of a provision in our bylaws that prohibits the renomination of director candidates who fail to receive a minimum level of shareholder support for up to three years (the “Ineligibility Provision”);

(7)
to ratify, on an advisory basis, the inclusion of a provision in our bylaws that requires a shareholder to reimburse the Company, or the Company to reimburse the shareholder, for up to $5 million of documented out-of-pocket costs and expenses incurred in connection with multiple contested elections under certain circumstances (the “Mutual Reimbursement Provision”).

Your vote will be especially important at the Annual Meeting.   As you may be aware, certain entities affiliated with Sardar Biglari (collectively, “Biglari”) have recommended that shareholders vote against the re-election of Julie Masino and Gilbert Dávila at the Annual Meeting and certain other proposals. Our Board is recommending that you vote FOR each of the following ten (10) nominees:
Carl Berquist
Jody Bilney
Stephen Bramlage
Gilbert Dávila
John Garratt
Michael Goodwin
Cheryl Henry
Julie Masino
Gisel Ruiz
Darryl (“Chip”) Wade

We strongly urge you to read the accompanying proxy statement carefully and vote (i) FOR each of our Board of Directors’ nominees and (ii) in accordance with our Board of Directors’ recommendations on the other proposals by using the enclosed WHITE proxy card. Please do not vote “AGAINST” Julie Masino or Gilbert Dávila for re-election or “AGAINST” any other proposal. You can best support our Board of Directors’ recommendations by following the instructions on the WHITE proxy card to vote FOR each of our Board of Directors’ nominees and in accordance with our Board of Directors’ recommendations by telephone, by Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Only your last-dated proxy will count — any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.
It is important that your shares be represented at the Annual Meeting. We urge you to promptly vote your WHITE proxy FOR each of our Board of Directors’ nominees and recommendations on the other proposals in one of the following ways:

1.
By the internet, you can vote by the Internet by following the instructions on the enclosed WHITE proxy card or WHITE voting instruction form.

2.
By telephone, you can vote by telephone by following the instructions on the WHITE proxy card or WHITE voting instruction form.

3.
By mail, you can vote by mail by signing and dating the enclosed WHITE proxy card or WHITE voting instruction form and returning it in the postage-paid envelope provided with this proxy statement.

4.
By attending virtually and voting electronically during the virtual Annual Meeting at www.cesonlineservices.com/cbrl25_vm.

Please note that if you hold your shares as a beneficial owner through a bank or broker and you do not indicate on your proxy card your preferences with respect to any given proposal, your bank or broker will not be permitted to vote in accordance with your preferences.
Sincerely,
Julie Masino
President and Chief Executive Officer
[         ], 2025

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
305 Hartmann Drive
Lebanon, Tennessee 37087
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
DATE OF MEETING:	November 20, 2025*
TIME OF MEETING:	10:00 a.m. Central Time*
PLACE OF MEETING:	Webcast at www.cesonlineservices.com/cbrl25_vm. There is no physical location for the Annual Meeting. You may only attend the Annual Meeting virtually.
ITEMS OF BUSINESS:	(1) to elect ten directors;
(2) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice;
(3) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for our 2026 fiscal year;
(4) to approve an amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan;
(5) to ratify, on an advisory basis, the inclusion of the Proxy Access Provision in our bylaws;
(6) to ratify, on an advisory basis, the inclusion of the Ineligibility Provision in our bylaws;
(7) to ratify, on an advisory basis, the inclusion of the Mutual Reimbursement Provision in our bylaws;
(8) to conduct other business properly brought before the Annual Meeting.
WHO MAY VOTE/RECORD DATE:	You may vote if you were a shareholder at the close of business on September 26, 2025.
DATE OF MAILING:	This proxy statement and the form of proxy are first being mailed or provided to shareholders on or about October [ ], 2025.

*IMPORTANT NOTICE REGARDING PROCEDURES FOR THE
ANNUAL MEETING:
There is no physical location for the Annual Meeting, and shareholders may only attend the Annual
Meeting virtually via webcast at www.cesonlineservices.com/cbrl25_vm. Shareholders will be able to attend the Annual Meeting and vote during the meeting via a live audio webcast by visiting
www.cesonlineservices.com/cbrl25_vm and following the instructions below.

YOUR VOTE IS IMPORTANT.   Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. If you are a beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.
Please note that certain entities affiliated with Sardar Biglari (collectively, “Biglari”) have recommended that shareholders vote against the re-election of Julie Masino and Gilbert Dávila at the Annual Meeting and against certain other proposals. Our Board of Directors is recommending you vote FOR each of the nominees for election and FOR all other proposals.
You may receive proxy solicitation materials from Biglari, including its proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to Biglari or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Biglari or any other statements that Biglari may otherwise make.
If you have previously signed a proxy card marked “AGAINST” any nominees or proposals, our Board of Directors encourages you to exercise your right to change your vote by Internet, by telephone or by following the instructions to vote FOR each of our Board of Directors’ nominees and proposals on the WHITE proxy card, or by signing, dating and returning the enclosed WHITE proxy card to vote FOR each of our Board of Directors’ nominees and proposals in the postage-paid envelope provided. Only the latest dated proxy card you vote will be counted. If you are a beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee to change your vote. PLEASE DO NOT VOTE AGAINST ANY OF THE BOARD’S NOMINEES OR PROPOSALS OR RETURN A GOLD PROXY CARD FROM BIGLARI.
By Order of our Board of Directors,
Richard Wolfson
Secretary
Lebanon, Tennessee
[           ], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING
TO BE HELD ON NOVEMBER 20, 2025:
This Proxy Statement, the form of WHITE proxy card and the Annual Report on
Form 10-K for the year ended August 1, 2025 are available free of charge at:
www.CrackerBarrelShareholders.com

If you have any questions or require any assistance with voting your shares, please call the Company’s proxy solicitor:
OKAPI PARTNERS LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 208-8902
Email: info@okapipartners.com

CRACKER BARREL OLD COUNTRY STORE, INC.
305 Hartmann Drive
Lebanon, Tennessee 37087
Telephone: (615) 444-5533
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

i

ii

GENERAL INFORMATION
What is this document?
This document is the proxy statement of Cracker Barrel Old Country Store, Inc. that is being distributed to shareholders in connection with our Annual Meeting of Shareholders to be held on Thursday, November 20, 2025 (the “Annual Meeting”). A form of WHITE proxy card also is being furnished with this document.
We have tried to make this document simple and easy to understand. The Securities and Exchange Commission (the “SEC”) encourages companies to use “plain English,” and we will always try to communicate with you clearly and effectively. We will refer to Cracker Barrel Old Country Store, Inc. throughout this proxy statement as “we,” “us,” the “Company” or “Cracker Barrel.” Unless clearly indicated otherwise, all references to a particular year or quarter in this proxy statement refer to our fiscal year or quarter. Our most recently completed fiscal year ended August 1, 2025. References in this document to a year (e.g., “2025”), unless the context clearly requires otherwise, mean a reference to our fiscal year that ended on the Friday closest to July 31 of that year.
Why am I receiving a proxy statement?
You are receiving this document because you were one of our shareholders at the close of business on September 26, 2025, the record date for the Annual Meeting. We are providing you this proxy statement and the form of WHITE proxy card to solicit your proxy (i.e., your permission) to vote your shares of Cracker Barrel stock upon certain matters at the Annual Meeting. We are required by law to convene an Annual Meeting of our shareholders at which directors are elected. United States federal securities laws require us to provide you this proxy statement and specify the information required to be contained in it.
What does it mean if I receive more than one proxy statement or WHITE proxy card?
If you receive multiple proxy statements or WHITE proxy cards, this may mean that you have more than one account with brokers or our transfer agent. Please vote ALL of your shares. We also recommend that you contact your broker and our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equiniti Trust Company (“Equiniti”). You can contact Equiniti by calling (800) 937-5449.
Since Biglari has again commenced a proxy contest, we will likely conduct multiple mailings prior to the Annual Meeting date to ensure shareholders have our latest proxy information and materials to vote. We will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. The latest dated proxy you submit will be counted, and, IF YOU WISH TO VOTE AS RECOMMENDED BY OUR BOARD OF DIRECTORS THEN YOU SHOULD VOTE FOR EACH OF OUR BOARD OF DIRECTORS’ NOMINEES ON THE WHITE PROXY CARD.
What information is available on the internet?
This proxy statement, our Annual Report on Form 10-K and other financial documents are available free of charge at the SEC’s website, www.sec.gov. Our proxy statement and annual report to shareholders are available at the website, www.CrackerBarrelShareholders.com.
Are you “householding” for shareholders sharing the same address?
Yes. The SEC’s rules regarding the delivery of proxy materials to shareholders permit us to deliver a single copy of these documents to an address shared by two or more of our shareholders. This method of delivery is called “householding,” and it can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. This year, we are delivering only one set of proxy materials to multiple shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still be required, however, to send you and each other Cracker Barrel shareholder at your address an individual WHITE proxy voting card. If you would like to receive more than one set of proxy materials, we will promptly send you additional copies upon written or oral request directed to our transfer agent, Equiniti, toll free at (800) 937-5449, or write to our Corporate Secretary at Cracker Barrel Old Country

Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087. The same phone number and address may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you receive multiple copies.
Is there any other information that I should be receiving?
Yes. Enclosed herewith is a copy of our 2025 annual report to shareholders (which includes our Annual Report on Form 10-K), which contains financial and other information about the Company and our most recently completed fiscal year, which ended August 1, 2025.
Who pays for the Company’s solicitation of proxies?
We will pay for the entire cost of soliciting proxies on behalf of the Company. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding the Company’s proxy materials to beneficial owners. In addition, our directors, executive officers named in Appendix A and investor relations employees of the Company may solicit proxies in person, by mail, by telephone, via the Internet, press releases or advertisements within the normal conduct of their duties. Directors, executive officers and investor relations employees of the Company will not be paid any additional compensation for soliciting proxies, but Okapi Partners LLC (“Okapi”), our proxy solicitor, will be paid a fee, estimated to be approximately $[     ], for rendering solicitation services.
Okapi expects that approximately 50 of its employees will assist in the solicitation. Okapi will solicit proxies by personal interview, mail, telephone, facsimile or email. Okapi will also ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of our common stock.
Our aggregate expenses, including those of Okapi, related to our solicitation of proxies in excess of those normally spent for an Annual Meeting as a result of the proxy contest initiated by Biglari, and excluding salaries and wages of our regular employees, are expected to be approximately $[    ], of which the Company estimates it has incurred approximately $[    ] to date. Appendix A sets forth information relating to our current directors, director nominees and executive officers who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors, director nominees or executive officers of the Company, respectively, or because they may be soliciting proxies on our behalf.
An independent inspector of election will receive and tabulate the proxies and certify the results.
Who may attend the virtual Annual Meeting?
The Annual Meeting is open to all of our shareholders who are shareholders of record as of September 26, 2025.
How can I attend the virtual Annual Meeting?
In order to attend, you (or your authorized representative) must register in advance at www.cesonlineservices.com/cbrl25_vm prior to the deadline of November 19, 2025 at 10:00 a.m. Central Time.
Registering to Attend the Annual Meeting — Shareholders of Record.   If you were a shareholder of record as of the close of business on the record date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl25_vm. Please have your WHITE proxy card containing your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Please verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk folder. Requests to register to participate in the Annual Meeting must be received no later than 10:00 a.m. Central Time on Wednesday, November 19, 2025.
If you do not have your proxy card, you may still register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl25_vm, but you will need to provide proof of ownership of shares of our common stock as of the record date during the registration process. Such proof of ownership may include a copy of your proxy card received from the Company or a statement showing your ownership as of the record date.

Registering to Attend the Annual Meeting — Beneficial Owners.   If you were the beneficial owner of shares (that is, you held your shares in street name through an intermediary such as a broker, bank or other nominee) as of the record date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl25_vm and providing evidence during the registration process that you beneficially owned shares of our common stock as of the record date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee.
After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.
Although the meeting webcast will begin at 10:00 a.m. Central Time on November 20, 2025, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered shareholders beginning at 9:30 a.m. Central Time on November 20, 2025, the day of the meeting.
Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone, as instructed on the WHITE proxy card. Additional information and our proxy materials can also be found at www.CrackerBarrelShareholders.com. If you have any difficulty following the registration process, please email our proxy solicitor at info@okapipartners.com.
What if I have technical or other “IT” problems logging into or participating in the Annual Meeting webcast?
All shareholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Shareholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chair from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed.
What documentation must I provide to vote online at the Annual Meeting?
Shareholders that pre-register for the Annual Meeting may also vote during the meeting by clicking on the “Shareholder Ballot” link that will be available on the meeting website during the Annual Meeting.
Shareholders of record may vote directly by simply accessing the virtual ballot available on the Annual Meeting website.
Beneficial owners of shares are encouraged to vote in advance of the Annual Meeting. If you intend to vote during the Annual Meeting, as a beneficial shareholder you must obtain a legal proxy from your brokerage firm or bank. Most brokerage firms or banks allow a shareholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your brokerage firm or bank. If you have requested a legal proxy online, and you have not received an email with your legal proxy within two business days of your request, contact your brokerage firm or bank.
If you have requested a legal proxy by mail, and you have not received it within five business days of your request, contact your brokerage firm or bank. You may submit your legal proxy either (i) in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to info@okapipartners.com or (ii) along with your virtual ballot during the Annual Meeting. We must have your legal proxy in order for your vote submitted during the Annual Meeting to be valid. To avoid any technical difficulties on the day of the Annual Meeting, we encourage you to submit your legal proxy in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to info@okapipartners.com to ensure that your vote is counted, rather than wait to upload the legal proxy during the Annual Meeting. Multiple legal proxies must be combined into one document for purposes of uploading them with your ballot on the Annual Meeting website.

How do I submit a question at the Annual Meeting?
Meeting attendees may submit written comments or questions that they would like to be addressed during the Annual Meeting by emailing them to the Company at 2025annualmeeting@crackerbarrel.com by no later than November 6, 2025. We will not be entertaining comments or questions during the Annual Meeting itself. We have selected November 6, 2025 as the appropriate cutoff date for submissions of comments and questions to allow us to provide thoughtful answers and responses, but we will use reasonable efforts to accommodate questions that are submitted after this date if we can.
Questions and comments will be answered or addressed as the allotted meeting time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. In light of the number of business items on this year’s agenda and the need to conclude the Annual Meeting within a reasonable period of time, we cannot ensure that we will be able to respond to every question or comment that is submitted. We also reserve the right to exclude questions that relate to personal matters or are not relevant to meeting matters, as well as to edit profanity or other inappropriate language.
What is Cracker Barrel Old Country Store, Inc. and where is it located?
We are the owner and operator of the Cracker Barrel Old Country Store® restaurant and retail concept throughout the United States. We also own and operate the Maple Street Biscuit Company® restaurant concept. Our corporate headquarters are located at 305 Hartmann Drive, Lebanon, Tennessee 37087. Our telephone number is (615) 444-5533.
Where is Cracker Barrel Old Country Store, Inc. common stock traded?
Our common stock is traded and quoted on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “CBRL.”
Who will count the votes cast at the Annual Meeting?
Our Board of Directors will appoint an independent inspector of election to serve at the Annual Meeting. The independent inspector of election for the Annual Meeting will determine the number of votes cast by holders of common stock for all matters. Final results will be announced when certified by the independent inspector of election, which we expect will occur within a few business days after the date of the Annual Meeting.
How can I find the voting results of the Annual Meeting?
We will include the voting results in a Current Report on Form 8-K, which we will file with the SEC no later than four business days following the completion of the Annual Meeting. We will amend this filing to include final results if the independent inspector of election has not certified the results when the original Current Report on Form 8-K is filed.
VOTING MATTERS
What am I voting on?
You will be voting on the following matters:
•
to elect ten directors;

•
to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•
to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2026 fiscal year;

•
approve an amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan;

•
to ratify, on an advisory basis, the inclusion of the Proxy Access Provision in our bylaws;

•
to ratify, on an advisory basis, the inclusion of the Ineligibility Provision in our bylaws; and

•
to ratify, on an advisory basis, the inclusion of the Mutual Reimbursement Provision in our bylaws.

How do you recommend that I vote on these items?
Our Board of Directors recommends that you vote:
•
FOR the election of each of the ten director nominees named in this proxy statement;

•
FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2026 fiscal year.

•
FOR the approval of the amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan;

•
FOR the ratification, on an advisory basis, of the Proxy Access Provision of our bylaws;

•
FOR the ratification, on an advisory basis, of the Ineligibility Provision of our bylaws; and

•
FOR the ratification, on an advisory basis, of the Mutual Reimbursement Provision of our bylaws.

Who is entitled to vote?
You may vote if you owned shares of our common stock at the close of business on September 26, 2025. As of September 26, 2025, there were [      ] shares of our common stock outstanding.
How many votes must be present to hold the Annual Meeting?
In order to lawfully conduct the Annual Meeting, a majority of our outstanding shares of common stock as of September 26, 2025 must be present at the Annual Meeting or represented by proxy. This is called a quorum. If you vote by Internet or by telephone, or submit a properly executed proxy card or vote instruction form, you will be considered part of the quorum. Abstentions and broker non-votes also will be counted for purposes of establishing a quorum. Unvoted shares (including unvoted shares held in street name over which brokers do not have discretionary voting authority) will not be counted for purposes of establishing a quorum.
How many votes do I have and can I cumulate my votes?
You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.
How do I vote before the Annual Meeting?
Before the Annual Meeting, you may vote your shares in one of the following three ways: (1) via the Internet by following the instructions provided on the enclosed WHITE proxy card or WHITE voting instruction form, (2) by mail, by filling out the form of proxy card and sending it back in the envelope provided, or (3) by telephone, by calling the toll free number found on the proxy card.
If you properly sign and return your proxy card in the prepaid envelope, your shares will be voted as you direct. Please use only one of the three ways to vote. If you hold shares in the name of a broker, your ability to vote those shares by Internet or telephone depends on the voting procedures used by your broker, as explained below under the question “How do I vote if my broker holds my shares in ‘street name’?” The Tennessee Business Corporation Act provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the Internet or telephone voting procedures available to shareholders are valid and consistent with the requirements of applicable law.
How do I vote if my broker holds my shares in “street name”?
If your shares are held in a brokerage account in the name of your bank or broker (this is called “street name”), your bank or broker will send you a request for directions for voting those shares. Many (but not all) brokerage firms and banks participate in a program provided through Broadridge Financial Solutions, Inc. that offers Internet and telephone voting options.
Will my shares held in street name be voted if I do not provide my proxy?
On certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. The only “routine” matter to be presented at the Annual Meeting is Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.
How will my proxy be voted?
The individuals named on the WHITE proxy card will vote your proxy in the manner you indicate on the WHITE proxy card.
What if I return my signed WHITE proxy card or complete Internet or telephone procedures but do not specify my vote?
If you sign and return your WHITE proxy card or complete the Internet or telephone voting procedures but do not specify how you want to vote your shares, we will vote them:
•
FOR the election of each of the ten director nominees named in this proxy statement;

•
FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2026 fiscal year;

•
FOR the approval of the amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan;

•
FOR the ratification, on an advisory basis, of the Proxy Access Provision of our bylaws;

•
FOR the ratification, on an advisory basis, of the Ineligibility Provision of our bylaws; and

•
FOR the ratification, on an advisory basis, of the Mutual Reimbursement Provision of our bylaws.

Can I change my mind and revoke my proxy?
Yes. To revoke a proxy given pursuant to this solicitation, you must:
•
sign another proxy with a later date and return it to our Corporate Secretary at Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087 at or before the Annual Meeting;

•
provide our Corporate Secretary with a written notice of revocation dated later than the date of the proxy at or before the Annual Meeting;

•
re-vote by following the instructions on the enclosed WHITE proxy card;

•
re-vote by using the Internet and visiting the following website: www.cesvote.com; or

•
re-vote virtually at the Annual Meeting — note that attendance at the Annual Meeting will not revoke a proxy if you do not actually vote at the Annual Meeting.

How many votes are needed to elect directors?
A nominee for director will be elected if the number of shares of Company common stock voted “FOR” such nominee’s election exceed the number of shares of Company common stock voted “AGAINST” such nominee’s election. You may vote in favor of or against the election of each nominee, or you may elect to abstain from voting your shares.
What happens if a director fails to receive the required vote for election?
Pursuant to corporate governance reforms to our Bylaws adopted by our Board of Directors in 2025, an incumbent director who does not receive the required vote for election at the Annual Meeting must promptly tender an offer of resignation as a director for consideration by the other members of our Board of Directors pursuant to our bylaws. Our Board of Directors (or a committee thereof) will review, act upon and publicly disclose (by a press release, filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered offer of resignation within ninety (90) days following the date of the certification of the election results. If our Board of Directors rejects the offered resignation, the director will continue to serve until the next annual shareholders’ meeting and until his or her successor is duly elected or his or her earlier resignation or removal in accordance with our bylaws. If a director’s offer of resignation is accepted by our Board of Directors, or if a nominee for director is not elected and the nominee is not an incumbent director, then our Board of Directors may, in its discretion, fill the resulting vacancy or eliminate the vacancy by decreasing the size of the Board of Directors pursuant to the provisions of our bylaws.
What vote is required to approve other matters?
The remaining proposals (Proposals 2 through 7) described in this proxy statement will be approved if the if the number of shares of Company common stock voted “FOR” such proposal exceed the number of shares of Company common stock voted “AGAINST” such proposal. The vote on the compensation of our named executive officers and the ratification of the Proxy Access Provision, Ineligibility Provision and Mutual Reimbursement Provision of our bylaws (Proposals 2 and 5 through 7) are advisory and therefore not binding on the Company or our Board of Directors. With respect to each of these proposals, and any other matter properly brought before the Annual Meeting, you may vote in favor of or against the proposal, or you may elect to abstain from voting your shares.
What should I do if I receive a proxy card from Biglari?
Biglari has given notice of its recommendation for shareholders to vote against the re-election of Julie Masino and Gilbert R. Dávila at the Annual Meeting and certain other proposals. We expect that you will receive proxy solicitation materials from Biglari, including an opposition proxy statement and GOLD proxy card. Our Board of Directors unanimously recommends that you disregard any GOLD proxy card or other materials from Biglari. We are not responsible for the accuracy of any information provided by or relating to Biglari contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Biglari or any other statements that Biglari may otherwise make. If you have already voted against Julie Masino or Gilbert R. Dávila or against any other proposal, you have every right to change your vote to vote FOR each of our Board of Directors’ nominees and proposals by executing and returning the enclosed WHITE proxy card or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only the latest dated proxy you submit will be counted. You should disregard any proxy card that you receive other than the WHITE proxy card and vote FOR each of our Board of Directors’ nominees and proposals.
How will abstentions and broker non-votes be treated?
Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present but will not be counted as votes cast either in favor of or against a particular proposal and will have no effect on the outcome of the particular proposal.
What is a broker non-vote?
If you own shares through a broker in street name, you may instruct your broker how to vote your shares. A “broker non-vote” occurs when you fail to provide your broker with voting instructions at least 10 days before the Annual Meeting and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a “routine” matter under applicable rules.

If you have any questions or need assistance voting, please contact our proxy solicitor:
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 208-8902
Email: info@okapipartners.com
May other matters be raised at the Annual Meeting; how will the Annual Meeting be conducted?
We have not received proper notice of, and are not aware of, any business to be transacted at the Annual Meeting other than as indicated in this proxy statement. Under Tennessee law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the shareholders seeking to bring such business before the Annual Meeting. If any other item or proposal properly comes before the Annual Meeting, the proxies received will be voted on such matter in accordance with the discretion of the proxy holders.
The Chairperson has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in a safe, orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting. The Chairperson is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.

BOARD OF DIRECTORS AND COMMITTEES
Directors
The names and biographies of each member of our Board of Directors are set forth in this proxy statement under “PROPOSAL 1: ELECTION OF DIRECTORS,” beginning on page [  ] of this proxy statement. All of the current members of our Board of Directors are nominees for re-election to the Board.
Board Meetings
Our Board of Directors met six times during 2025. Each director attended at least 75% of the aggregate number of meetings of the full Board of Directors that were held during the period he or she was a director during 2025 and 75% meetings of the committee(s) on which he or she served that were held during the period he or she served on such committee in 2025.
Board Committees
Our Board of Directors has the following standing committees: Audit, Compensation, Nominating and Corporate Governance, Public Responsibility, and Executive. All members of the Audit, Compensation, Nominating and Corporate Governance and Public Responsibility committees are independent under the Nasdaq Stock Market Rules and our Corporate Governance Guidelines. Our Board of Directors has adopted a written charter for each of the committees, with the exception of the Executive Committee. Copies of the charters of each of the Audit, Compensation, Nominating and Corporate Governance, and Public Responsibility committees, as well as our Corporate Governance Guidelines, are posted on our website: www.crackerbarrel.com. Current information regarding all of our standing committees is set forth below:
Name of Committee and Members	Functions of the Committee	Number of Meetings in 2025
AUDIT:
John Garratt, Chair Carl Berquist Jody Bilney Stephen Bramlage* Michael Goodwin* Gisel Ruiz * Messrs. Bramlage and Goodwin joined this Committee in 2025.
•
Acts as liaison between our Board of Directors and independent auditors

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Reviews and approves the appointment, performance, independence and compensation of independent auditors

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Has authority to hire, terminate and approve payments to the independent registered public accounting firm and other committee advisors

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Is responsible for developing procedures to receive information and address complaints regarding our accounting, internal accounting controls or auditing matters

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Reviews internal accounting controls and systems, including internal audit plan

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Reviews results of the internal audit plan, the annual audit and related financial reports

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Reviews quarterly earnings press releases and related financial reports

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Reviews our significant accounting policies and any changes to those policies

7

Name of Committee and Members	Functions of the Committee	Number of Meetings in 2025

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Reviews policies and practices with respect to risk assessment and risk management, including assisting our Board of Directors in fulfilling its oversight responsibility in respect of the Company’s overall enterprise risk management program, including with respect to cybersecurity and technology risks

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Reviews and pre-approves directors’ and officers’ related-party transactions and annually reviews ongoing arrangements with related parties and potential conflicts of interest

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Reviews the appointment, performance and termination or replacement of the senior internal audit executive

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Determines financial expertise and continuing education requirements of members of the committee

COMPENSATION:
Gilbert Dávila, Chair John Garratt Cheryl Henry Darryl (“Chip”) Wade* * Mr. Wade joined this Committee in 2025.
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Reviews management performance, particularly with respect to annual financial goals

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Administers compensation plans and reviews and approves salaries, bonuses and equity compensation grants of executive officers, excluding the Chief Executive Officer for whom the committee makes a recommendation to the independent members of our Board of Directors for their approval

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Monitors compliance of directors and officers with our stock ownership guidelines

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Evaluates the risk(s) associated with our compensation programs

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Selects and engages independent compensation consultants and other committee advisors

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Leads the Company’s succession planning efforts with respect to the Chief Executive Officer position and reports to our Board of Directors on that issue

6

Name of Committee and Members	Functions of the Committee	Number of Meetings in 2025
NOMINATING AND CORPORATE GOVERNANCE:
Jody Bilney, Chair* Carl Berquist Michael Goodwin* Gisel Ruiz Ms. Bilney and Mr. Goodwin joined this Committee in 2025.
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Identifies and recruits qualified candidates to fill positions on our Board of Directors

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Considers nominees to our Board of Directors recommended by shareholders in accordance with the nomination procedures set forth in our bylaws

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Reviews corporate governance policies and makes recommendations to our Board of Directors

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Reviews and recommends the composition of the committees of our Board of Directors

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Oversees annual performance review of our Board of Directors and the committees thereof

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Oversees, on behalf of our Board of Directors, director succession planning and reports to our Board of Directors on that issue

4
PUBLIC RESPONSIBILITY:
Darryl (“Chip”) Wade, Chair Stephen Bramlage* Gilbert Dávila Cheryl Henry * Mr. Bramlage joined this Committee in 2025.
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Assists our Board of Directors in fulfilling its oversight responsibility for those portions of the Company’s overall enterprise risk management program relating to potential threats to the Company’s brand

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Analyzes public policy trends and makes recommendations to our Board of Directors regarding how the Company can anticipate and adjust to these trends

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Assist our Board of Directors in identifying, evaluating and monitoring social, political, legislative and environmental trends, issues and concerns

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Annually reviews the policies, procedures and expenditures for the Company’s political activities, including political contributions and direct and indirect lobbying

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strategy
Assist our Board of Directors in overseeing the Company’s environmental and other sustainability policies and programs and their impact on the Company’s business

3

Name of Committee and Members	Functions of the Committee	Number of Meetings in 2025

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Reviews the Company’s culture and engagement initiatives and compliance with the Company’s responsibilities as an equal opportunity employer and compliance with the Company’s responsibilities as an equal opportunity employer

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Reviews the Company’s human and workplace rights policies

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Reviews and recommends procedures concerning the transmission of the Company’s positions on public policy and social issues via digital media outlets

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Reviews any shareholder proposals that deal with public policy issues and makes recommendations to our Board of Directors regarding the Company’s response to such proposals

EXECUTIVE:
Carl Berquist, Chair Jody Bilney* Gilbert Dávila * Julie Masino John Garratt* Darryl (“Chip”) Wade* * Ms. Bilney, Mr. Dávila, Mr. Garratt and Mr. Wade joined this Committee in 2025.	• Meets at the call of the Chief Executive Officer or Chairperson of our Board of Directors • Meets when the timing of certain actions makes it appropriate to convene the committee rather than the entire Board of Directors • May carry out all functions and powers of our Board of Directors, subject to certain exceptions under applicable law • Advises senior management regarding actions contemplated by the Company whenever it is not convenient or appropriate to convene the entire Board of Directors	0
Board Leadership Structure
Our Board of Directors regularly considers the appropriate leadership structure for the Company, and believes that its current leadership structure, with an independent director, Mr. Berquist, serving as Chairperson and Ms. Masino serving as the Chief Executive Officer, best serves (i) the objectives of our Board of Directors’ oversight of management, (ii) the ability of our Board of Directors to carry out its roles and responsibilities on behalf of the shareholders, and (iii) the Company’s overall corporate governance. Mr. Berquist has served as the Company’s independent Board Chairperson since February 22, 2024.
Notwithstanding our current leadership structure, our Board of Directors has concluded that it is important for our Board of Directors to retain flexibility in exercising its judgment to determine whether the same individual should serve as both Chief Executive Officer and Chairperson at any given point in time, rather than adhering to a formal standing policy on the subject. This approach allows our Board of Directors to use its considerable experience and knowledge to elect the most qualified director as Chairperson, while maintaining the ability to combine or separate the Chairperson and Chief Executive Officer roles when appropriate. Accordingly, at different points in time, the Chief Executive Officer and Chairperson roles may be held by the same person. At other times, as currently, they may be held by different individuals. In each instance, the decision on whether to combine or separate the roles is determined by what our Board of Directors believes is in the best interests of our shareholders, based on the circumstances at the time.
Our Board of Directors will continue to evaluate the Company’s leadership structure on an ongoing basis to ensure that it is appropriate at all times.
Board Oversight of Risk Management
It is the responsibility of our senior management, under Ms. Masino’s leadership, to develop, implement and manage our strategic plans, and to identify, evaluate, manage and mitigate the risks inherent in those plans. It is the responsibility of our Board of Directors to understand and oversee our strategic plans, the associated risks, and the steps that senior management is taking to manage and mitigate those risks. Our Board of Directors takes an active approach to its risk oversight role. This approach is bolstered by our Board of Directors’ leadership and committee structure, which ensures: (i) proper consideration and evaluation of potential enterprise risks by the full Board of Directors under the auspices of the Chairperson, and (ii) further consideration and evaluation of discrete risks at the committee level. Furthermore, our Board of Directors and committees seek to set the appropriate “tone at the top” by their engaged oversight.
Our Board of Directors is comprised predominantly of independent directors (nine of our ten director nominees), and all directors who served on the key committees of our Board of Directors (Audit, Compensation, Nominating and Corporate Governance, and Public Responsibility) during 2025 were independent under applicable Nasdaq Stock Market Rules and our Corporate Governance Guidelines. This system of checks and balances ensures that key decisions made by the Company’s most senior management, up to and including the Chief Executive Officer, are reviewed and overseen by the non-employee directors of our Board of Directors.
Risk management oversight by the full Board of Directors includes a comprehensive annual review of our overall strategic plans, including the risks associated with these strategic plans. Our Board of Directors also conducts an annual review, led by the Audit Committee, of the conclusions and recommendations generated by management’s enterprise risk management process. This process involves a cross-functional group of our senior management that identifies current and future potential risks facing us and ensures that actions are taken to manage and mitigate those potential risks. Our Board of Directors also has overall responsibility for leadership succession for our most senior officers and reviews succession plans each year.
In addition, our Board of Directors has delegated certain risk management oversight responsibilities to certain of its committees, each of which reports regularly to the full Board of Directors. In performing these oversight responsibilities, each committee has full access to management, as well as the ability to engage independent advisors. The Audit Committee has primary overall responsibility for overseeing our risk management. It oversees risks related to our financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and our ethics and compliance program. It also regularly receives reports regarding our most significant internal control and compliance risks, along with management’s processes for maintaining compliance within a strong internal control environment. In addition, the Audit Committee receives reports regarding potential cybersecurity/data privacy, legal and regulatory risks and management’s plans for managing and mitigating those risks. Representatives of our independent registered public accounting firm attend Audit Committee meetings, regularly make presentations to the Audit Committee and comment on management presentations. In addition, our Chief Financial Officer, Vice President of Internal Audit, General Counsel and representatives of our independent registered public accounting firm individually meet in private sessions with the Audit Committee to raise any concerns they might have with the Company’s risk management practices.
The Compensation Committee is responsible for overseeing our incentive compensation arrangements, for aligning such arrangements with sound risk management and long-term growth and for verifying compliance with applicable regulations. The Compensation Committee conducted an internal assessment of our executive and non-executive incentive compensation programs, policies and practices, including reviewing and discussing the various design features and characteristics of the Company-wide compensation policies and programs; performance metrics; and approval mechanisms of all incentive programs. Based on this assessment and after discussion with management and the Compensation Committee’s independent compensation consultant, the

Compensation Committee has concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
The Public Responsibility Committee oversees the Company’s practices and responses to environmental and social issues, including most sustainability efforts, and manages the Company’s risk with respect to our brand and reputation.
Finally, the Nominating and Corporate Governance Committee oversees risks associated with its areas of responsibility, including, along with the Audit Committee, our ethics and compliance program. The Nominating and Corporate Governance Committee also reviews annually our key corporate governance documents to ensure they are in compliance with the changing legal and regulatory environment and appropriately enable our Board of Directors to fulfill its oversight duties. In addition, our Board of Directors is routinely informed of developments at the Company that could affect our risk profile and business in general.
Compensation of Directors
Our Compensation Committee reviews the compensation we pay to our independent directors annually, in consultation with Frederic W. Cook & Co., the Compensation Committee’s outside compensation consultant (“FW Cook”) and recommends any changes in compensation to the entire Board of Directors for consideration and approval. The Compensation Committee’s recommendation to our Board of Directors takes into consideration the competitiveness of total compensation relative to our restaurant and retail industry peer companies (see pages [  ] – [  ] of this proxy statement for a discussion of our peer group) and similarly sized general industry companies.
To assess the competitiveness of our director compensation program, FW Cook annually conducts a market assessment at the request of the Compensation Committee. Following this assessment during 2025, the Compensation Committee determined that our director compensation levels and all elements thereof were competitive and appropriate. Consequently, the Compensation Committee recommended that no changes be made to director compensation in 2025. The Board unanimously accepted the Compensation Committee’s recommendation, and made no change to director compensation in 2025. As a result, director compensation remained unchanged from 2024, as set forth below:
Cash Compensation.   Each director is entitled to the annual cash compensation set forth in the following table.
Title/Role	Amount
Independent Director	$80,000
Independent Board Chairperson	$65,000
Lead Independent Director	$50,000
Audit Committee
Chair	$30,000
Member	$14,000
Compensation Committee
Chair	$25,000
Member	$12,500
Nominating and Corporate Governance Committee
Chair	$20,000
Member	$10,000
Public Responsibility Committee
Chair	$20,000
Member	$10,000
Executive Committee	$0
The foregoing amounts are prorated for any outside director who joins our Board of Directors during the course of the fiscal year. In addition, we reimburse our outside directors for their reasonable and customary expenses incurred in traveling to and attending meetings.

Equity Compensation.   Each non-employee director receives a grant of restricted stock units (“RSUs”) effective as of the date of our annual meeting having a value equal to approximately $140,000, with the number of RSUs included in such grant determined based on the closing price of our common stock on the date of the applicable annual meeting, as reported by Nasdaq, and rounded down to the nearest whole share. Our independent Chair receives an additional grant of RSUs having a value equal to approximately $65,000, for a total award having an approximate value of $205,000. The foregoing awards are prorated for any outside director who joins the Board during the course of the fiscal year.
All of the RSUs awarded to our independent directors vest at the earlier of one year from the date of grant or at the next annual meeting of shareholders. The Company has no knowledge of any agreement or arrangement between any director or director nominee and any person or entity other than the Company relating to compensation or other payment in connection with such person’s candidacy or service as a director.
Our non-employee directors are also offered the option to participate in a directors’ deferred compensation plan. This plan allows a participant to defer a percentage of his or her compensation and earn interest on that deferred compensation at a rate equal to the 10-year Treasury bill rate (as in effect at the beginning of each calendar month) plus 1.5%. The compensation of our directors during 2025 is detailed in the Director Compensation Table, beginning on page [  ] of this proxy statement.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This portion of the proxy statement, the Compensation Discussion and Analysis or “CD&A,” provides a description of the objectives and principles of our executive compensation programs. It explains how compensation decisions are linked to Cracker Barrel’s performance relative to our strategic goals and our efforts to drive shareholder value. It is also meant to give our shareholders insight into the deliberative process and the underlying compensation philosophies that inform the design of the pay packages of our executive officers.
Generally, Cracker Barrel’s executive compensation programs apply to all executive officers, but this CD&A is focused on the compensation decisions relating to the following executive officers who qualified as “named executive officers” under applicable SEC rules (the “Named Executive Officers” or “NEOs”) during 2025:
•
Julie Masino, President and Chief Executive Officer;

•
Craig Pommells, Senior Vice President and Chief Financial Officer;

•
Laura Daily, Senior Vice President and Chief Merchant and Retail Supply Chain;

•
Cammie Spillyards-Schaefer, Senior Vice President and Chief Restaurant and Retail Operations Officer; and

•
Richard Wolfson, Senior Vice President, General Counsel and Corporate Secretary.

This CD&A is divided into five sections:
Section 1 — Executive Summary
Section 2 — Our Shareholder Engagement and Responsiveness
Section 3 — Our Compensation Philosophy and Processes
Section 4 — 2025 Compensation Programs
Section 5 — Other Executive Compensation Policies and Guidelines
Section 1. Executive Summary
The chart below provides an executive summary of the key topics of this CD&A, all of which are described in significantly greater detail further below:
Last Year’s Say on Pay Vote	Approximately 82% of the votes cast at last year’s annual meeting (excluding broker non-votes and abstentions) were in favor of our executive compensation as disclosed in our 2024 Proxy Statement. However, we believe that entities affiliated with Sardar Biglari (“Biglari”), a historically dissident shareholder who ran an unsuccessful seventh proxy contest in fourteen years against the Company at last year’s annual meeting of shareholders, cast approximately 2 million votes against our Say on Pay proposal. Leaving aside shares voted by Biglari, the Company estimates that approximately 93% of the remaining votes were cast in favor of our executive compensation.

Compensation Decisions for 2025
•
Base Salary.   All our NEOs other than Mr. Wolfson received a standard merit-based base salary increase of approximately 3% in 2025. Mr. Wolfson received an increase of 7% as part of a market-based adjustment.

•
Annual Bonus Plan.

•
The 2025 Annual Bonus Plan is a broad-based incentive plan that applies to more than 300 management-level employees across the Company and not just to our NEOs.

•
As in years past, the 2025 Annual Bonus Plan was a two-part program, with two separate components: Financial and Strategic.

•
The financial component of the 2025 Annual Bonus Plan, representing 60% of a participant’s target payout, was based on the Company’s achievement of adjusted EBITDA in 2025.

•
The strategic component of the 2025 Annual Bonus Plan, representing the remaining 40% of a participant’s target payout, was based on the Company’s achievement of various quantifiable, objective, and strategically important performance metrics.

•
The maximum payment under the 2025 Annual Bonus was capped at 180% of target. The total achieved payout under the 2025 Annual Bonus Plan for each of our NEOs was [     ].

•
LTI Program

•
The Company issued 50% of the target value of each NEO’s 2025 LTI awards in the form of performance shares, measured over a three-year performance period. The performance shares are capped at 200% of the target value and will vest, if at all, based on the Company’s achievement of certain adjusted earnings per diluted share (“Adjusted EPS”) and store traffic growth targets.

The Company issued the remaining 50% of the target value of each NEO’s 2025 LTI awards in the form of time-based RSUs and time-based stock options, split evenly between the two forms of awards. All of these time-based awards vest ratably in three annual installments on the grant date’s anniversary.
•
Executives are required to hold both performance and time-based RSUs granted under the 2025 LTI program for an additional year following their vesting.

•
Perquisites.   We made no changes to the limited benefits/perquisites provided to NEOs in 2025.

•
Severance and CIC Agreements.   There were no changes to the severance or CIC agreements between the Company and any NEO.

Compensation Peer Group	We removed Big Lots, Inc. Tractor Supply, Inc., and Williams-Sonoma, Inc. from our peer group for 2025 and added Papa John’s International, Inc. and BJ’s Restaurants, Inc.
Continued Adherence to Existing Philosophies and Best Practices	We continue to adhere to our core philosophies of pay-for-performance, including ensuring a majority of our NEO pay is at-risk. For 2025, approximately [83]% of our Chief Executive Officer’s pay was at-risk. An average of approximately [67]% of the pay of our other NEOs was at-risk.

Core practices remain unchanged from prior years, including ensuring compensation programs do not incentivize improper risk-taking, targeting total NEO direct compensation at market median, requiring meaningful share ownership by our NEOs, and subjecting incentive compensation payments to robust recoupment and anti-hedging/anti-pledging policies.
Section 2. Our Shareholder Engagement and Responsiveness
Last year, Biglari nominated alternative candidates for election to our Board of Directors and engaged in a proxy contest with us in connection with our 2024 annual meeting of shareholders. During the course of this proxy contest, we engaged directly with a substantial portion of our shareholders on a variety of topics that might be of concern or interest to them, including our Board of Directors’ succession planning process, our multi-year strategic plan, and our executive compensation philosophy, programs and practices. No shareholder with whom we engaged expressed any concerns with our executive compensation in these discussions.
Approximately 93% of the votes cast (excluding broker non-votes and abstentions, and excluding shares we believe were voted by Biglari) were in favor of our 2024 executive compensation as disclosed in our 2024 Proxy Statement. We believe that this level of support — particularly given the heightened level of engagement and scrutiny of our executive compensation philosophies, programs and practices during last year’s proxy contest — demonstrates substantial shareholder satisfaction with these philosophies, programs and practices.
Section 3. Our Compensation Philosophy and Processes
Compensation Philosophy
Our central compensation objective is to drive long-term total return to our shareholders and build a better Company by implementing compensation programs that:
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Reward both Company-wide and individual performance,

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Align our executives’ interests with those of our shareholders,

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Allow us to attract and retain talented executives, and

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Appropriately incentivize management without exposing the Company to undue levels of risk.

We have a strong “pay for performance” philosophy designed to:
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Reward executives for maximizing our success, as determined by our performance relative to our financial and operational goals and relative to our industry,

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Reward executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence,

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Align the economic interests of executives with those of our shareholders, and

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Encourage our executives to remain with the Company for long and productive careers.

The Compensation Committee targets total direct compensation paid to our executive officers at the median of our peer group and other market comparators. While the Compensation Committee strives to deliver a target total compensation package approximating the market median, our compensation program design is robust enough to recognize individual performance, competitive pressures for management talent, experience, and value to the organization when establishing compensation opportunities. The Compensation Committee believes it utilizes elements of compensation that create appropriate flexibility and reward executives for focusing on both near-term and long-term performance while aligning the interests of executive officers with the interests of our shareholders.

Role of the Compensation Committee
Our Compensation Committee’s primary responsibility is the establishment and approval of compensation and compensation programs for our executive officers that further the overall objectives of our executive compensation program. In fulfilling this responsibility, the Compensation Committee:
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Reviews and approves corporate performance goals for our executive officers;

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Sets cash- and equity-based compensation for our executive officers;

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Designs and administers our equity incentive arrangements;

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Reviews and approves executive benefits and perquisites;

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Assesses and reviews potential risks to the Company associated with our compensation programs;

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Approves employment and change in control agreements of our executive officers;

•
Periodically conducts or authorizes studies of matters within its scope of responsibilities; and

•
Periodically retains, at the Company’s expense, independent counsel or other consultants necessary to assist the Compensation Committee in connection with any such studies.

The Compensation Committee makes compensation decisions after reviewing the performance of the Company and carefully evaluating both quantitative and qualitative factors such as an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, long-term potential to enhance shareholder value, current compensation status as shown on tally sheets reflecting current and historical compensation for each executive, and tenure with the Company.
Role of Independent Compensation Consultant
To assist the Compensation Committee with establishing executive compensation, the Compensation Committee has retained FW Cook to provide competitive market data, assist in establishing a peer group of companies and provide guidance on compensation structure as well as levels of compensation for our senior executives and our Board of Directors.
The Compensation Committee consulted with FW Cook in determining the compensation to be awarded to all of the Named Executive Officers, including Ms. Masino, in 2025. FW Cook reports directly to the Compensation Committee. As required under the Nasdaq Stock Market Rules, the Compensation Committee has assessed the independence of FW Cook pursuant to applicable SEC and Nasdaq rules, including, but not limited to, those set forth in Rule 5605(d)(3)(D) of the Nasdaq Stock Market Rules, as applicable. The Compensation Committee concluded that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Compensation Committee.
Role of Management
Management plays the following roles in the compensation process:
•
Management recommends to the Compensation Committee performance targets and objectives for incentive compensation plans and provides background information about underlying strategic objectives;

•
Management works with the Compensation Committee Chair to establish the agenda for Compensation Committee meetings;

•
The Chief Executive Officer evaluates the performance of executive officers other than herself and generally makes recommendations to the Compensation Committee regarding salary increases for other executive officers during the regular merit increase process, and did so in respect of 2025;

•
Management provides their perspective on recommendations provided by FW Cook regarding compensation program design issues; and

•
Other members of management, at the request of the Compensation Committee, work with FW Cook to provide data about past practices, awards, costs and participation in various plans, and information about our annual and longer-term goals. When requested by the Compensation Committee, selected members of management may also review FW Cook’s recommendations on plan design and structure and provide a perspective to the Compensation Committee on how these recommendations may affect recruitment, retention, and motivation of our employees as well as how they may affect us from an administrative, accounting, tax, or similar perspective.
Compensation Peer Group
The Compensation Committee evaluates a variety of factors in establishing an overall compensation program that best fits our overarching goals of maximizing shareholder return and building a stronger company. As one element of this evaluative process, the Compensation Committee, with the assistance of FW Cook, considers competitive market compensation paid by other similarly situated companies and attempts to maintain compensation levels and programs that are comparable to and competitive with those of a peer group of similarly situated companies. Although we do not expressly “benchmark” our compensation relative to that provided by our peers, the Compensation Committee does use the peer group data as a component of its analysis to ensure relative consistency at the median level of our peers. The peer group is reviewed annually by the Compensation Committee and is comprised of the following:
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Organizations of similar business characteristics and competing in the restaurant industry;

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Organizations against which we compete for executive talent;

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Organizations of comparable size to Cracker Barrel, as measured by primarily by sales but also by market capitalization, enterprise value, and other relevant factors; and

•
Organizations with similar geographic dispersion and workforce demographics.

The Company believes that the selection of a peer group to be used for assessing the competitiveness of its executive compensation levels is something that requires reconsideration every year. The Compensation Committee reviews the Company’s peer group on an annual basis, with assistance from FW Cook, and changes certain members of the peer group as the Compensation Committee refines the comparison criteria and when the Company and members of the peer group change in ways that make comparisons less or more appropriate.
The Compensation Committee conducted its annual review of the Company’s peer group to confirm the alignment of the Company’s peer group with the Company as summarized above. After undertaking this review, our peer group for 2025 was comprised of the following 15 publicly-traded companies:
BJ’s Restaurants, Inc.	Darden Restaurants, Inc.	Jack-in-the-Box, Inc.
Bloomin’ Brands, Inc.	Dave & Buster’s Entertainment, Inc.	Papa John’s International, Inc.
Brinker International, Inc.	Denny’s Corporation	Red Robin Gourmet Burgers, Inc.
Cheesecake Factory, Inc	Dine Brands Global, Inc.	Texas Roadhouse, Inc.
Chipotle Mexican Grill, Inc.	Domino’s Pizza, Inc.	The Wendy’s Company
Management and the Compensation Committee regularly evaluate the marketplace to ensure that our compensation programs remain competitive. In addition to its review of data from the peer group, the Compensation Committee also from time to time consults data from published compensation surveys, as well as inquiring of FW Cook, to assess more generally the competitiveness and the reasonableness of our compensation programs.
Compensation Risk Analysis
Each year, the Compensation Committee conducts an internal assessment of our executive and non-executive incentive compensation programs, policies, and practices as part of its responsibilities under our broader risk management program and to ensure compliance with applicable regulations. In 2025, as part of this process, the Compensation Committee reviewed and discussed the various design features and characteristics of the Company-wide compensation policies and programs, performance metrics, and approval mechanisms of all incentive programs. Based on this assessment and after discussion with management and FW Cook, the Compensation Committee has concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Overview of Compensation Practices
We believe our compensation programs are generally consistent with best practices for sound corporate governance.
What We Do		What We Do Not Do
✔	Deliver a majority of the target value of our long-term incentive program (as calculated at the time of grant) through performance-based awards	✘	Execute employment agreements containing multi-year guaranties for salary increases, or automatic renewals (i.e., evergreen agreements) for those executive officers that have employment agreements — only our current Chief Executive Officer.
✔	Require executives to hold vested performance and time-based shares for an additional year	✘	Provide material perquisites for executives
✔	Maintain robust stock ownership and retention guidelines for executives and non-executive directors	✘	Offer gross-up payments to cover personal income taxes or excise taxes that pertain to executive or severance benefits
✔	Conduct annual risk assessments of our compensation programs	✘	Pay dividends or dividend equivalents on unvested LTI awards or vested but unexercised stock options
✔	Maintain robust anti-hedging, anti-pledging and recoupment (i.e., “clawback”) policies	✘	Provide special executive retirement programs
✔	Require double trigger vesting (i.e. change in control AND termination of employment) for equity acceleration
We strive to achieve an appropriate mix between cash payments and equity incentive awards in order to meet our objectives by rewarding recent results, motivating long-term performance, and strengthening alignment with shareholders. The Compensation Committee evaluates the overall total direct compensation package for each executive officer relative to market conditions but does not specifically target any percentile for each element of their total direct compensation. In conducting this evaluation, the Compensation Committee’s goal is to ensure that a significant majority of each executive officer’s total direct compensation opportunity is contingent upon Company performance and shareholder value creation. The Compensation Committee annually reviews the compensation mix of each executive on a comprehensive basis to determine whether we have provided the appropriate incentives to accomplish our compensation objectives effectively.
In general, our compensation policies emphasize long-term equity compensation more than annual cash compensation for our executive officers. The Compensation Committee believes that the Company’s 2025 pay mix as approved at the outset of 2025 supported the Company’s strong pay for performance culture, as demonstrated by the fact that approximately [83]% of our current Chief Executive Officer’s target total direct compensation and approximately [67]% (on average) of our other Named Executive Officers’ target total direct compensation in 2025 were variable or at risk, as represented by the following charts:

Section 4. 2025 Compensation Programs
The following table summarizes the basic elements of our compensation programs, describes the behavior and/or qualities that each element is designed to encourage, and identifies the underlying purpose for that element of our compensation program as well as key decisions that were made in respect of that element for 2025:
Pay Element	At Risk?	What the Pay Element Rewards	Purpose of the Pay Element	Decisions for 2025
Base Salary		Skills, experience, competence, performance, responsibility, leadership and contribution to the Company	Provide fixed compensation for daily responsibilities,	All of our NEOs other than Mr. Wolfson received a merit-based base salary increase of approximately 3%. Mr. Wolfson received a base salary increase of 7% as part of a market-based adjustment.
Annual Bonus Plan	✔	Annual achievement of objective performance targets.	Focus attention on meeting annual performance targets and our near-term success, provide additional cash compensation and incentives based on our annual performance.
Following the same format used over the past four years, our 2025 Annual Bonus Plan was established as a program with two components. The first component was financial, based on the achievement of adjusted EBITDA, and represented 60% of an executive’s target award. The second component, representing the remaining 40% of an executive’s target award, was based on the achievement of various objective metrics which the Compensation Committee deemed strategically important.
In all events, bonus payouts were capped at 180% of target.
The Company achieved [   ] on the financial portion and [   ] on the objective metrics portion of the 2025 Annual Bonus Plan, resulting in a total achieved payout of [   ]% of target.

Pay Element	At Risk?	What the Pay Element Rewards	Purpose of the Pay Element	Decisions for 2025
Long-Term Performance Incentives (Performance Shares)	✔	Achieving multi-year performance goals and value creation	Focus attention on meeting longer-term performance targets and driving our long-term success, create alignment with shareholders by focusing efforts on longer-term financial goals and shareholder returns; driving management retention.
Performance shares represent 50% of an NEO’s target award.
Performance shares granted in 2025 will ultimately vest, if at all, on the basis of the Company’s achievement of Adjusted EPS growth and store-level traffic growth, over a three-year performance period.
The payout of 2025 performance shares is capped at 200% of target.

Long-Term Retention Incentive (time-based RSUs and stock options)	✔	Continued service to the Company and its shareholders	Create alignment with shareholders by focusing efforts on longer-term financial goals and shareholder returns; driving management retention.	Time-based RSUs and time-based stock options that ratably vest over three years on each of the first, second and third anniversaries of the grant date together represent 50% of an NEO’s target award (25% each).
Health and Welfare Benefits		Provide appropriate amount of safety and security for executives and their families (as applicable) in the form of medical coverage as well as death/disability benefits	Allow executives to focus their efforts on running the business effectively.	No changes from 2024.
Base Salary
The Compensation Committee reviews our executive officers’ base salaries annually at the end of each year and establishes the base salaries for the upcoming year. Base salary for our executive officers is determined after consideration of numerous factors, including, but not limited to: scope of work, skills, experience, responsibilities, performance and seniority of the executive, peer group base salaries for similarly-situated positions (i.e., a market competitive review) and the recommendation of the Chief Executive Officer (except in the case of her own compensation). The Company views base salary as a fixed component of executive compensation that compensates the executive officer for the daily responsibilities assumed in operating the Company throughout the year.
Following a comprehensive market review, all of our NEOs other than Mr. Wolfson, including our Chief Executive Officer, Ms. Masino, received merit-based increases to base salary of approximately 3% in respect of 2025. Mr. Wolfson received an increase of 7% following a market review of his compensation package.

Base salaries for 2024 and 2025 for the Named Executive Officers, rounded to the nearest thousand dollars, were as follows:
NAMED EXECUTIVE OFFICER	2024 BASE SALARY	2025 BASE SALARY	PERCENT CHANGE
Julie Masino	$1,000,000	$1,030,000	3%
Craig Pommells	$600,000	$620,000	3%
Laura Daily	$450,000	$465,000	3%
Cammie Spillyards-Schaefer	$450,000	$465,000	3%
Richard Wolfson	$515,000	$550,000	7%
Annual Bonus Plan
Our annual bonus plan is designed to provide our executive officers with the opportunity to receive additional cash compensation based on a target percentage of base salary, but only if the Company successfully meets established performance targets. The annual bonus plan or a variant thereof applies to more than three hundred of our management-level employees and not just our executive officers.
There were no changes to any NEO’s target bonus levels in 2025 from 2024.
Program Design for 2025
With the exception of weighting the financial component of the annual bonus program more than the strategic component, the Compensation Committee determined that the same general annual bonus program structure from the past several years, including 2024, would once again be appropriate for 2025. Consequently, 60% of an executive’s 2025 bonus opportunity was tied to the achievement of a financial metric (adjusted EBITDA) and the other 40% was tied to the achievement of a series of objective and quantitative metrics that the Compensation Committee believed were important to the Company’s multi-year strategic plan. In prior years, the financial component and strategic component were each weighted equally. The Compensation Committee capped potential payouts the 2025 Annual Bonus Plan at 200% of target for the financial component and 150% of target for the strategic component and further capped the payout under the strategic component at 125% unless 100% of the financial component was achieved. Taking both portions together, the maximum payout was thus 180% of target.
Below we describe the two components of the 2025 Annual Bonus Plan and the applicable metrics:
Financial Component — Achievement of Adjusted EBITDA
The Compensation Committee established threshold, target, and maximum levels of performance for the financial component of the 2025 Annual Bonus Plan based on the Company’s achievement of adjusted EBITDA. Threshold adjusted EBITDA for purposes of the 2025 Annual Bonus Plan was set at $[    ] million; target was set at $[    ] million; and maximum was set at $[    ] million.*
Following the conclusion of 2025, based on its review of the Company’s audited financial results, the Compensation Committee certified that the Company achieved adjusted EBITDA calculated in accordance with the 2025 Annual Bonus Plan of $[    ] million in 2025, corresponding to an approximate payout of [    ]% of target for financial component of the 2025 Annual Bonus Plan.
Strategic Component — Objective Metrics
For the strategic component of the 2025 Annual Bonus Plan, the Compensation Committee established a weighted scorecard of objective performance metrics that the Compensation Committee believed were

*
Adjusted EBITDA calculated in accordance with the 2025 Annual Bonus Plan is a non-GAAP financial measure. For a definition of adjusted EBITDA and a reconciliation of this non-GAAP financial measure to GAAP net income, see Appendix B. The adjustments used to determine EBITDA calculated in accordance with the 2025 Annual Bonus Plan were included in the plan itself and were not the result of discretionary decisions by the Compensation Committee in certifying results.

particularly important to advance the Company’s strategic plan. Each metric had preset and discrete goals, which were assigned a number of possible points. Certain metrics were designed to be “all or nothing,” while certain others were scaled. The total number of possible points was 130.
The Compensation Committee then created a payout grid based on the total number of points achieved, capping the associated payouts at 150% of target, and further capping payouts at 125% if the Company did not achieve a target level of performance under the financial portion of the bonus plan. The final payout grid for 2025 is as follows:
Total Points	Percent of Target Payout*
Below 60	0%
60	25% of Target
75	75% of Target
100	100% of Target
110	125% of Target
130	150% of Target**

*
Payouts between levels prorated on a straight-line basis

**
The maximum payout is reduced to 125% if the Company fails to achieve target payouts (i.e., 100%) under the financial portion of the bonus plan

The metrics used in the scorecard are categorized below, and all of them were 100% objective in nature and determined by the Compensation Committee to be appropriately meaningful, challenging to accomplish, and important to the Company’s strategic initiatives. The Company’s achievement of these metrics was audited by the Company’s internal auditing group following a predetermined methodology after the conclusion of 2025. There was thus no subjectivity in determining whether a metric was achieved. This scorecard applied to the hundreds of employees who participated in the annual bonus plan and not only to our executive officers.
Area of Focus	Metric Description
Human Capital Management	• Store hourly and store management turnover levels
Guest Experience	• Guest experience and review metrics
Restaurant Operations	• Key operational metrics relating to experience times
Retail	• Retail inventory metrics
Health & Safety	• Health Department and OSHA performance
IT/Cybersecurity	• Launch/fulfillment of key IT initiatives • Cybersecurity metrics
Strategic Initiatives	• Loyalty program metrics • Kitchen operational change metrics • Store remodel metrics • Culinary pipeline metrics
Following the conclusion of 2025, the Compensation Committee certified that the Company achieved [    ] out of the possible 130 points. No discretionary adjustments were made to any of the metrics or scores. Based on these results, management earned [    ]% of target under the payout chart for strategic component of the 2025 Annual Bonus Plan.
The following table sets forth (i) target 2025 bonuses for the Named Executive Officers, expressed both as a percentage of base salary and in absolute amounts, and (ii) the actual bonuses received by the Named Executive Officers under the 2025 annual bonus plan:

NAMED EXECUTIVE OFFICER	2025 BASE SALARY	2025 BONUS TARGET PERCENTAGE	2025 BONUS TARGET	2025 ACHIEVED BONUS
Julie Masino	$1,030,000	125%	$1,287,500	[ ]
Craig Pommells	$620,000	85%	$527,000	[ ]
Laura Daily	$465,000	65%	$302,250	[ ]
Cammie Spillyards-Schaefer	$465,000	65%	$302,250	[ ]
Richard Wolfson	$550,000	75%	$412,500	[ ]
The above 2025 annual bonuses are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page [  ] of this proxy statement.
Long-Term Incentives
The Compensation Committee believes that long-term incentives, particularly equity-based awards, provide a strong alignment of the interests of shareholders and executives and serve as a valuable talent retention tool. Therefore, a significant portion of our executive officers’ total compensation is provided in the form of equity awards, which are granted under the Company’s 2020 Omnibus Incentive Plan, approved by our shareholders (the “2020 Omnibus Plan”). Each year the Compensation Committee considers and discusses various alternatives as to the form and structure of equity-based awards in order to best achieve these goals of shareholder alignment and talent retention.
Long-Term Incentive Arrangements for 2025
In 2025, the Company’s equity compensation awarded to executive officers was governed by the 2025 Long-Term Incentive (“LTI”) program, which the Compensation Committee adopted in September 2024.
The 2025 LTI program consists of an equal mix of performance-based and time-based awards, as described below.
Performance-Based Awards
The performance-based awards are issued in the form of performance shares under a Long-Term Performance Plan (LTPP) (the “2025 LTPP Awards”). 75% of an executive’s 2025 LTPP Award is tied to the Company’s achievement of targeted levels of Adjusted EPS growth over a three-year performance period, and the remaining 25% is tied to the Company’s achievement of positive quarterly traffic over the same timeframe. The minimum number of potential shares is zero and the maximum is 200% of target. Executives are required to hold all performance shares they ultimately receive upon the vesting of the 2025 LTPP Award for at least 12 months following the vesting date.
The 2025 LTPP Awards are structurally the same as the LTPP awards granted in 2024, but the underlying performance metrics are different. In 2024 (and in 2023 and 2022), the LTPP awards were based on the achievement of adjusted EBITDA growth and adjusted, up or down, based on the Company’s total shareholder returns (TSR) relative to the S&P MidCap 400 Index (the “Index”). In light of the Company’s major strategic initiatives and the investments associated therewith in 2025, however, the Compensation Committee determined that Adjusted EPS and positive quarterly store traffic were more meaningful metrics and better aligned our central goal of promoting long-term value-creation for our shareholders. In reaching this determination, the Compensation Committee considered, among other things, shareholder feedback, the fact that Adjusted EPS includes the impact of capital investments and the criticality of improving store traffic to the Company’s long-term success.
Time-Based Awards
The time-based awards granted in 2025 to executives are split evenly between (i) an RSU award (the “2025 RSU Award”), and (ii) a stock option award (the “2025 Stock Option Award”). The 2025 RSU Awards and Stock Option Awards vest ratably over three years from the date of grant (i.e., one third after each of the first, second, and third anniversary of the grant date, respectively). Executives are required to hold all shares they receive upon the vesting of the 2025 RSU Award for at least 12 months following the vesting date. There is no minimum holding period for shares acquired following any exercise of a vested option under the 2025 Stock Option Awards.
The granting of stock options represented a substantive change from prior years. For at least the last ten years, the Company granted all time-based LTI awards in the form of RSUs. In 2025, however, the Compensation Committee determined that 50% of an executive’s time-based award should be in the form of stock options, having a ten-year term with an exercise price equal to the closing price of the Company’s common stock on the date of grant. The Compensation Committee believed that stock options would provide additional performance incentives to recipients and more closely align time-based awards with the interests of shareholders as the Company continues to implement its multi-year strategic plan.
2025 LTI Award Grants
In September 2024, the Compensation Committee (and the Board, in the case of Ms. Masino) approved equity grants to each executive officer based on a target percentage of his or her base salary (referred to as the executive officer’s “LTI Percentage”). Each NEO’s LTI Percentage was used to derive a target award for the NEO in respect of the NEO’s 2025 LTTP Award, 2025 RSU Award, and 2025 Stock Option Award, respectively. 50% of each NEO’s LTI Percentage was allocated to the NEO’s 2025 LTPP Awards, 25% to the NEO’s 2025 RSU Awards, and 25% to the NEO’s 2025 Stock Option Awards.
In the case of the 2025 LTPP Awards and the 2025 RSU Awards, each NEO’s award was converted into a target number of shares by multiplying the allocated portion of the NEO’s LTI Percentage against the NEO’s base salary and then dividing that number by the closing price of the Company’s common stock on the grant date, which was $45.96. For the 2025 Stock Option Awards, the same methodology was used, but the divisor was $17.83, corresponding to the grant date fair value of each stock option, calculated using a Black-Scholes valuation model and the assumptions set forth in the footnotes on page [  ] of this proxy statement.
The 2025 RSU Awards and, if they ultimately pay out, the 2025 LTPP awards, are credited with dividend equivalent rights for any cash dividends paid on the Company’s stock between the award date and the vesting date, based on the number of shares ultimately awarded, and the deferred amounts are settled in cash upon the vesting of the awards at the end of the performance period. No dividends or dividend equivalents are paid on unvested/unearned shares or stock options.
NEOs (other than Ms. Masino) will forfeit their 2025 LTI Awards if, prior to that time, they are terminated or voluntarily resign other than as a result of (i) retirement by an individual who meets the retirement-eligible conditions of 60 years of age and at least five years of service, for which such awards will be prorated for time served and based on actual performance determined at the end of the performance period; or (ii) following a change in control of the Company.
2025 LTPP Awards
The following table summarizes the target performance-based 2025 LTPP Awards for each of our Named Executive Officers at the time of grant. As indicated above, the awards will pay out, if at all, at the end of the performance period in September 2027:
NAMED EXECUTIVE OFFICER	2025 BASE SALARY	ALLOCATED LTPP PERCENTAGE	TARGET VALUE	NO. OF SHARES AT TARGET
Julie Masino	$1,030,000	185%	$1,905,505	41,459
Craig Pommells	$620,000	85%	$527,000	11,466
Laura Daily	$465,000	50%	$232,500	5,058
Cammie Spillyards-Schaefer	$465,000	55%	$255,750	5,564
Richard Wolfson	$550,000	62.5%	$343,750	7,479
2025 RSU Awards.   The following table summarizes the target 2025 RSU Awards for each of our Named Executive Officers at the time of grant. The 2025 RSU Awards will ratably vest over the three years (i.e., one third on each of the first, second and third anniversaries of the date of grant, respectively).

NAMED EXECUTIVE OFFICER	2025 BASE SALARY	ALLOCATED RSU PERCENTAGE	TARGET VALUE	NO. OF RSUS GRANTED
Julie Masino	$1,030,000	92.5%	$952,750	20,729
Craig Pommells	$620,000	42.5%	$116,250	5,733
Laura Daily	$465,000	25.0%	$232,500	2,529
Cammie Spillyards-Schaefer	$465,000	27.5%	$127,875	2,782
Richard Wolfson	$550,000	31.3%	$171,875	3,739
2025 Stock Option Awards.   The following table summarizes the target 2025 Stock Option Awards for each of our Named Executive Officers at the time of grant. The 2025 Stock Option Awards will ratably vest over the three years (i.e., one third on each of the first, second and third anniversaries of the date of grant, respectively). Each option has a ten-year term, expiring on the tenth anniversary of the grant date.
NAMED EXECUTIVE OFFICER	2025 BASE SALARY	ALLOCATED OPTION PERCENTAGE	TARGET VALUE	NO. OF OPTIONS GRANTED
Julie Masino	$1,030,000	92.5%	$952,750	53,435
Craig Pommells	$620,000	42.5%	$116,250	14,778
Laura Daily	$465,000	25.0%	$232,500	6,519
Cammie Spillyards-Schaefer	$465,000	27.5%	$127,875	7,171
Richard Wolfson	$550,000	31.3%	$171,875	9,639
Previously Granted Performance-Based Equity Awards
2023 LTPP Awards
In September 2025, some of our NEOs received payouts of performance-based awards that were granted in September 2022, which was shortly after the start of our fiscal year 2023. These awards are referred to as the “2023 LTPP Awards.” Details about the 2023 LTPP Awards and the underlying program’s design, are described in greater detail in our proxy statement filed with the SEC on October 6, 2023 (our “2023 Proxy Statement”). Ms. Masino was not with the Company in September 2022 and, consequently, did not receive a 2023 LTPP Award. Executives are required to hold all shares they received pursuant to the 2023 LTPP Awards for at least 12 months following the vesting date.
The 2023 LTPP Awards were an award of performance shares based on the Company’s adjusted EBITDA growth each year over a three-year performance period (2023, 2024 and 2025). The final payout was then subject to potential downward or upward adjustment (“TSR Adjustment”), based on the Company’s TSR performance relative to the Index over the same three-year performance period.
The Compensation Committee established and approved identical adjusted EBITDA growth targets for each year during the performance period, and the results of each year were averaged to determine the final payout of the 2023 LTPP Awards before the application of the TSR Adjustment. In establishing the adjusted EBITDA growth targets for each year, the Compensation Committee considered, among other things, past and expected industry trends, market, and economic conditions, the Company’s strategic plans, and prior year performance. The applicable adjusted EBITDA growth targets and associated levels of payouts, and the Company’s actual achievement, for each of the three years were as follows:

Adjusted EBITDA Growth Over Prior Year	Payout % of Target
Less than -5%	0% (Threshold)
-5%	25%
2%	95%
7.0%	100% (Target)
12.0%	105%
25%	200% (Maximum)
Actual Achievement 2023: -4.9%
Actual Achievement 2024: -16.5%
Actual Achievement 2025: [ ]%
In September 2025, the Compensation Committee reviewed and certified the Company’s performance over the three-year performance period for the 2023 LTPP Awards, first by certifying the Company’s annual adjusted EBITDA performance for each year during the three-year performance period and the associated payout, and then adjusting the payout in light of the Company’s TSR for the period against the Index.
The Compensation Committee certified that the Company’s adjusted EBITDA performance over the three-year performance period equated to a final payout before application of the TSR Adjustment of [  ]% of target (“Base Payout Level”). The Compensation Committee then certified that the Company’s TSR for the period was [  ]%, calculated as follows:
(Change in price of the Company’s common stock during 3-year performance period + dividends paid during 3-year performance period)

Price of the Company’s common stock at the start of the performance period
The Company’s TSR for the period fell within the [       ] quartile of the Index, resulting in [no change] [a [25% reduction][a 25% increase] to the Base Payout Level, and a final payout of 2023 LTPP awards of [  ]% of target. Consequently, the final number of shares issued under the 2023 LTPP awards to each eligible NEO on September 30, 2025 was [  ]% of target, as follows:
NAMED EXECUTIVE OFFICER	Target Number of 2023 LTPP Shares	Applicable Payout Percentage of Target	Actual No. of Shares Awarded
Craig Pommells	3,405	[ ]%	[ ]
Laura Daily	2,208	[ ]%	[ ]
Cammie Spillyards-Schaefer	2,054	[ ]%	[ ]
Richard Wolfson	3,081	[ ]%	[ ]
Health and Welfare Benefits
We offer a group insurance program consisting of life, disability and health insurance benefit plans that cover all full-time management and administrative employees, and a supplemental group term life insurance program that covers our Named Executive Officers and certain other management personnel. Aside from the annual recalibration of benefit costs and the associated premium changes that affect all participants, no significant changes were made to our health and welfare benefits for our Named Executive Officers during 2025.
Severance and Change in Control Provisions
None of our Named Executive Officers has an employment agreement other than Ms. Masino, whose agreement governs her arrangements relating to severance and/or a change in control of the Company (a “CIC Transaction”). All of our other Named Executive Officers, along with all of the Company’s other executive officers, have entered into (i) severance agreements (“General Severance Agreements”) that govern the terms of their involuntary separation from the Company other than in connection with a CIC Transaction; and (ii) change in control agreements (“CIC Agreements”) that govern their employment by the Company and the terms of their involuntary separation from the Company following a CIC Transaction. These agreements are summarized as they apply to our Named Executive Officers below. In addition, each Named Executive Officer other than Ms. Masino entered into certain supplemental severance-related agreements in 2023 in connection with our CEO transition. These are described in our 2023 Proxy Statement.
The General Severance Agreements are intended to attract and retain executive talent by providing executives with reasonable assurance that if their employment relationship with the Company is involuntarily terminated in certain circumstances other than for cause they will have sufficient resources to be able to transition to other professional opportunities. While the CIC Agreements are also intended as a recruitment and retention tool, they are additionally intended to ensure that the Company will have the continued dedication, focus and objectivity from key executives in the event of a proposed CIC Transaction, and thus maintain the alignment of our executives’ interests with those of our shareholders.
The employment agreement with Ms. Masino, the General Severance Agreements, the CIC Agreements, and the supplemental agreements related to our CEO transition are described in greater detail below. Potential payments pursuant to these agreements to our Named Executive Officers under various termination scenarios are more fully described under “Executive Compensation — Compensation Tables and Information — Potential Payments Upon Termination or Change in Control” below, including the table on page [  ] of this proxy statement.
Severance Benefits Specific to Ms. Masino
The Company and Ms. Masino entered into an employment agreement on July 17, 2023 (the “Masino Employment Agreement”), pursuant to which Ms. Masino serves as the Company’s President and Chief Executive Officer.
Among other things, the Masino Employment Agreement governs the severance benefits to be received by Ms. Masino. Under the Masino Employment Agreement, Ms. Masino’s employment with the Company is “at will” and either party may terminate the agreement at any time, but Ms. Masino will be entitled to certain severance benefits in the event that her employment with the Company is terminated under certain circumstances.
In the event that Ms. Masino’s employment is terminated by the Company with Cause (as defined in the Masino Employment Agreement) or by Ms. Masino without Good Reason (as defined in the Masino Employment Agreement), the Masino Employment Agreement provides the Company shall pay the accrued obligations under the Masino Employment Agreement to Ms. Masino. Ms. Masino will forfeit any unearned cash incentive awards and outstanding equity awards that are unvested at the time of such termination.
If Ms. Masino’s employment is terminated by the Company without Cause or by Ms. Masino with Good Reason, the Masino Employment Agreement provides that, in addition to the accrued obligations under the Masino Employment Agreement, Ms. Masino will be entitled to:
•
an amount equal to two times the sum of Ms. Masino’s current base salary and Ms. Masino’s annual cash target-level incentive bonus;

•
a prorated portion of Ms. Masino’s annual cash incentive bonus for the fiscal year in which such termination occurs, based on the number of calendar days elapsed prior to such termination; and

•
a lump-sum payment in an amount equal to the costs of continued health benefits under COBRA for a period of 24 months.

In addition, if Ms. Masino’s employment is terminated by the Company without Cause (other than due to death or disability) or by Ms. Masino with Good Reason, Ms. Masino’s unvested time-vesting equity awards shall be fully payable upon conclusion of the original vesting period and unvested performance awards shall be prorated for service and payable upon conclusion of the applicable performance period based on actual performance.

Change in Control Benefits for Ms. Masino
The Masino Employment Agreement provides certain benefits in the event that Ms. Masino’s employment with the Company is terminated in connection with a change in control. The Masino Employment Agreement contains a “double trigger,” and in the event that a change in control of the Company (as defined in the agreement) occurs during the term of the Masino Employment Agreement, and her employment is terminated without cause or terminated by Ms. Masino with good reason within 90 days prior to or within two years following the change in control, Ms. Masino will be entitled to receive:
•
a lump sum payment equal to two times the sum of Ms. Masino’s current base salary and Ms. Masino’s annual cash target-level incentive bonus;

•
a prorated portion of Ms. Masino’s annual cash incentive bonus for the fiscal year in which such termination occurs, based on the number of calendar days elapsed prior to such termination;

•
accelerated vesting of all equity awards, with performance-based awards determined as if target-level performance was achieved by the Company as of the date of termination; and

•
a lump-sum payment in an amount equal to the costs of continued health benefits under COBRA on a monthly basis for a period of 24 months.

The Masino Employment Agreement does not entitle Ms. Masino to receive any gross-up payment to reimburse her for any excise tax under Sections 280G and 4999 of the Code, as amended. Ms. Masino will be subject to noncompetition, non-solicitation and confidentiality restrictions following the termination of her employment. The agreement obligates Ms. Masino not to own or work as an employee or consultant for any multi-unit restaurant business that offers full service family or casual dining or to solicit the Company’s employees for a period of two years following the termination of her employment.
General Severance Agreement for all other Named Executive Officers
Each Named Executive Officer who is a party to the General Severance Agreement will be entitled to receive severance benefits of 12-18 months’ base salary continuation and continuation of benefits under COBRA (with the executive responsible for paying the premiums), depending on his or her length of service, as a result of the termination of his or her employment by the Company other than for “cause” or by the executive for “good reason” (each as defined in the agreement).
To receive the foregoing benefits, the executive must execute a comprehensive release in favor of the Company, waiving any claims the executive may have against the Company. In addition to obligating the executive to maintain confidentiality of Company information and return all Company property, the General Severance Agreement further contains non-competition covenants that restrict the executive from working with certain competitors for a period of six months; and (ii) soliciting employees of the Company or interfering with the relationship of any customer, supplier or other business relation of the Company for a period of 12 months.
The Severance Agreement has an initial term of three years and will automatically renew each year thereafter unless the Company provides the executive with 90 days’ written notice of its intention not to renew prior to the expiration of the then-current term.
CIC Agreements
The CIC Agreement becomes effective only in the event of a CIC Transaction, as defined in the agreement. Once it takes effect, the Company agrees to employ the executive, and the executive agrees to remain in the employ of the Company, from the date of a change in control to the earlier to occur of the second anniversary of such change in control or the executive’s normal retirement date. During this period of employment, the Company agrees to provide the executive with (i) base salary at least equal to the highest base salary which the executive was paid during the 24 calendar months immediately prior to the change in control, (ii) the right to participate, at the highest target percentage rate or target participation level at which he or she participated during the 12-month period prior to the change in control, in the Company’s bonus and equity incentive compensation plans; and (iii) the same employee benefits and perquisites which the executive received (or had the right to receive) during the 12 months immediately prior to the date of the change in control.

The CIC Agreement has an indefinite term but may be terminated by the Company upon not less than one year’s prior written notice to the executive if (i) the Company has not received any proposal or indication of interest from a party regarding, nor is the Company’s Board of Directors then considering, a potential change in control transaction; and (ii) the Company terminates the CIC Agreements for all similarly situated executives and not just the individual.
The CIC Agreement is “double trigger”, and no payments or equity awards are paid out immediately upon the change in control. The executive does not have any right to receive any gross-up payment in reimbursement of any excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). If amounts payable under the CIC Agreement would be subject to such excise tax, then the executive will pay the tax or such amounts will be reduced to a level where the excise tax no longer applies, whichever is more beneficial to the executive. The CIC Agreement contains restrictive covenants, including relating to confidentiality, non-competition, and non-solicitation, that are identical to the ones found in the General Severance Agreement.
In the event that employment is terminated by the Company other than for “cause” or by the executive for “good reason” (each as defined in the CIC Agreement) at any point during the 24 months following a change in control, then, in addition to any accrued and unpaid salary, bonus, benefits and vacation time, the terminated executive is entitled to (i) a lump-sum cash payment equal to two times the sum of his or her annual salary and target annual bonus for the year in which termination occurs, (ii) his or her annual bonus for the year in which termination occurs, pro-rated to his or her actual period of service during that year; (iii) continued health and welfare benefits and perquisites for the two-year period following termination at no greater cost to the executive; and (iv) the payment of the cash-out of his or her equity awards, as described below.
Unless an individual equity award agreement provides the executive with immediate vesting of the award upon a change in control (in which case the terms of such award agreement will apply), under the CIC Agreement, all of the executive’s outstanding and unvested equity awards and accrued dividends at the time of the change in control occurs will be converted to cash at their target level of award, which, depending on the Company’s projected performance at the time of conversion, could be beneficial or detrimental to the executive. The converted cash will earn interest at the rate of 1.5% over the 10-year Treasury Bill rate in effect at the beginning of each month and will be paid to the executive upon the earliest to occur of (i) the second anniversary of the change in control; (ii) the date(s) on which the underlying awards would have otherwise vested or been paid; or (iii) the date of a qualifying termination of the executive’s employment under the CIC Agreement.
Special CEO Transition Arrangements
In connection with our CEO transition in 2023, the Company entered into a transitional letter agreement (each, a “Transitional Letter Agreement”) with certain of its executive officers, including the Named Executive Officers other than Ms. Masino. Only the Transitional Letter Agreement with Mr. Pommells, [and] Ms. Spillyards-Schaefer [and Ms. Daily] remains in effect. The Transitional Letter Agreements provides that each such executive officer will be entitled to a variable lump-sum cash payment as set forth therein if his or her employment is terminated by the Company without “Cause” (as such term is defined in the Transitional Letter Agreements) during the period ending on October 31, 2025 (with respect to Mr. Pommells and Ms. Spillyards-Schaefer)[ or September 30, 2025 (with respect to Ms. Daily)]. The Transitional Letter Agreements will expire on the dates noted for Mr. Pommells, [and] Ms. Spillyards-Schaefer[ and Ms. Daily], respectively.
In addition, the Company entered into Consulting Agreements (each, a “Consulting Agreement”) with certain senior executive officers who serve in key roles supporting the Chief Executive Officer of the Company and who are at or near retirement eligibility (each, a “Consulting Executive”), including Ms. Daily and Mr. Wolfson. The Consulting Agreements require each Consulting Executive to provide at least six months’ notice of his or her intent to retire or otherwise resign and remain available to consult for the Company for one year after termination as directed by the Company, to allow for orderly transition planning of these senior roles and to allow for continued access to these executives’ skill sets following his or her eventual departure. The Company has the option to terminate the employment of a Consulting Executive prior to the end of the six-month notice period, in which case the applicable Consulting Agreement would be null and void and the termination will constitute a “Qualifying Termination” under his or her respective General Severance Agreement. To the extent the applicable Consulting Executive’s employment is not terminated prior to the end of the six months’ notice period, (i) the General Severance Agreement will automatically be nullified and terminated, and (ii) the Consulting Executive will be obliged to be available to consult with the Company, subject to certain terms and conditions set forth in the applicable Consulting Agreement, for one year in exchange for a consulting fee to be paid in installments during the one-year term. The effective result of the foregoing arrangement is that the Company can proceed in the manner it believes is more advantageous to the Company — either severing the employment relationship with the Consulting Executive and triggering the General Severance Agreement or engaging the Consulting Executive for an additional year in a consultative capacity.
Perquisites
Other than participation in benefit plans that are broadly applicable to our full-time employees, we provide very limited perquisites and other benefits to our Named Executive Officers. Indeed, we only provide to our executive officers a modest financial planning assistance benefit and the availability of a concierge medical service.
All perquisites that are received by Named Executive Officers are reflected in the Summary Compensation Table on pages [      ] – [      ] of this proxy statement under the “All Other Compensation” column and related footnote.
As far as other perquisites are concerned, we note that:
•
Named Executive Officers do not have use of a Company vehicle;

•
Named Executive Officers may not schedule the Company aircraft for personal travel;

•
We do not have a defined benefit pension plan or SERP; and

•
We do not provide perquisites that are provided by many other companies, such as club memberships or drivers.

Section 5. Other Executive Compensation Policies and Guidelines
Stock Ownership Guidelines
We have stock ownership guidelines (the “Ownership Guidelines”) that apply to all executive officers and our non-employee directors, and that are posted on our website at www.crackerbarrel.com. The Ownership Guidelines reflect the Compensation Committee’s belief that executives and directors should accumulate a meaningful level of ownership in Company stock to align their interests with shareholders. The Ownership Guidelines are based on a multiple of base salary for executive officers and the base annual cash retainer for non-employee directors. The Chief Executive Officer’s guideline is five times base salary, the Chief Financial Officer’s guideline is three times base salary, and any other executive officer’s guideline is two times base salary. No executive officer may sell or otherwise dispose of any shares until his or her aggregate ownership satisfies these requirements. Our non-employee directors are subject to a guideline of six times the annual base cash retainer paid to such non-employee director. Calculations to determine compliance with the Ownership Guidelines are made during the first quarter of each year, and are based upon (i) with respect to executive officers, each officer’s base salary applicable at the time of such calculation and (ii) the average closing price of the Company’s common stock, as reported by Nasdaq, for each trading day during the last 30 calendar days of the preceding year and the first 30 calendar days of the year in which the calculation is performed. For 2025, the Ownership Guidelines for our Named Executive Officers were as follows:
Executive Officer	Multiple of Base Salary
Julie Masino	5X
Craig Pommells	3X
Laura Daily	2X
Cammie Spillyards-Schaefer	2X
Richard Wolfson	2X

Executive officers and non-employee directors must retain 100% of the net number of shares of common stock acquired (after payment of exercise price, if any, and taxes) upon the exercise of stock options and the vesting of restricted stock or RSUs granted until they achieve compliance with the applicable guideline. Once achieved, ownership of the guideline amount must be maintained for as long as the executive officers and non-employee directors are subject to the Ownership Guidelines. Executive officers and non-employee directors who do not comply with the Ownership Guidelines may not be eligible for future equity awards. If an executive officer or non-employee director falls below the required ownership threshold, he or she is prohibited from selling shares of Company common stock until he or she meets the ownership thresholds.
Policies and Practices Regarding the Grant of Certain Equity Awards
Item 402(x) of Regulation S-K requires the Company to discuss its policies and practices on timing of awards of stock options in relation to the disclosure by the Company of material non-public information. Equity awards are discretionary and are generally granted to our executive officers in September of each year following the announcement of our earnings for the previous fiscal year. In certain circumstances, including the hiring, promotion or achievement of an exceptional performance of an officer, the Compensation Committee may approve grants at other times during the year. The Compensation Committee does not take material non-public information into account when determining the timing and terms of equity awards, and we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. During fiscal year 2025, the Compensation Committee awarded stock options to our NEOs in the period beginning four business days before our filing of a periodic report on Form 10-K or Form 10-Q or the filing or furnishing of a current report on Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such report (the “Designated Periods”). As required by Item 402(x) of Regulation S-K under the Exchange Act, we are providing the following information relating to stock options awarded to NEOs in the Designated Periods occurring during fiscal year 2025.
Executive Officer	Grant Date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award(1) ($/Sh)
Percentage change
in the closing
market price of
the securities
underlying the
award between
the trading day
ending immediately
prior to the
disclosure of
material nonpublic
information and
the trading day
beginning immediately
following the
disclosure of
material nonpublic
information(2)

Julie Masino	9/26/2024	53,435	$45.96	$17.83	(1.3)%
Craig Pommells	9/26/2024	14,778	$45.96	$17.83	(1.3)%
Laura Daily	9/26/2024	6,519	$45.96	$17.83	(1.3)%
Cammie Spillyards-Schaefer	9/26/2024	7,171	$45.96	$17.83	(1.3)%
Richard Wolfson	9/26/2024	9,639	$45.96	$17.83	(1.3)%

(1)
The grant date fair value of the disclosed stock options is estimated using the Black-Scholes valuation model.

(2)
The closing price per share of our common stock on September 26, 2024 (the trading date ending immediately prior to the filing of our Annual Report on Form 10-K for fiscal year 2024) was $45.96, and the closing price per share of our common stock on September 30, 2024 (the next trading date beginning immediately following the filing of 10-K our Annual Report on Form 10-K for fiscal year 2024) was $45.35.

Anti-Hedging and Anti-Pledging Policy
The Company’s anti-hedging and anti-pledging policy (the “Anti-Hedging and Anti-Pledging Policy”) prohibits directors and officers from directly or indirectly engaging in hedging against future declines in the market value of the Company’s securities through the purchase of financial instruments designed to offset such risk and from pledging the Company’s securities as collateral for margin and other loans. The Compensation Committee considers it improper and inappropriate for directors and officers of the Company to engage in hedging transactions to mitigate the impact of changes in the value of the Company’s securities.
Similarly, placing the Company’s securities in a margin account or pledging them as collateral may result in their being sold without the director’s or officer’s consent or at a time when the director or officer is in possession of material nonpublic information of the Company. When any of these types of transactions occurs, the director’s or officer’s incentives and objectives may be less closely aligned with those of the Company’s other shareholders, and the director’s or officer’s incentive to improve the Company’s performance may be (or may appear to be) compromised. Under the Anti-Hedging and Anti-Pledging Policy, no director or officer may, directly or indirectly, engage in any hedging transaction that reduces or limits the director’s or officer’s economic risk with respect to the director’s or officer’s holdings, ownership or interest in the Company’s securities, including outstanding stock options, stock appreciation rights or other compensation awards the value of which are derived from, referenced to or based on the value or market price of the Company’s securities.
Prohibited transactions include the purchase by a director or officer of financial instruments, including, without limitation, prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or offset a change in market value of the Company’s securities, as well as any transaction that places the Company’s securities in a margin account or pledges them as collateral for loans or other obligations.
Recoupment Provisions
The Company may recover any incentive compensation awarded or paid, including our 2025 Annual Bonus payments, pursuant to an incentive plan based on (i) achievement of financial results that were subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either GAAP or the federal securities laws, other than as a result of changes to accounting rules and regulations, or (ii) a subsequent finding that the financial information or performance metrics used by the Compensation Committee to determine the amount of the incentive compensation were materially inaccurate, in each case regardless of individual fault. In addition, the Company may recover any incentive compensation awarded or paid pursuant to any incentive plan based on a participant’s conduct which is not in good faith and which materially disrupts, damages, impairs or interferes with the business of the Company and its affiliates.
In order to comply with the applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and requirements of Nasdaq (including Rule 5608 of the Nasdaq listing rules), the Company has adopted the Cracker Barrel Old Country Store, Inc. Nasdaq Executive Compensation Recovery Policy (“Nasdaq Clawback Policy”). In addition to the Company’s rights of recoupment as outlined above, the Nasdaq Clawback Policy subjects any incentive-based compensation paid to an executive officer after October 3, 2023 to recoupment if and to the extent the same was paid on the basis of financial results in respect of any of our three most recently completed fiscal years, which results were later restated. The Nasdaq Clawback Policy further authorizes the Compensation Committee to use a variety of means to effect any such recoupment, including the withholding of cash compensation, and cancelling, adjusting or offsetting against some or all outstanding vested or unvested equity awards.
Insider Trading Policies
The Company has adopted a Statement of Policy Regarding Insider Trading and integrated Special Trading Procedures Policy that governs the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. A copy of the

Company’s Statement of Policy Regarding Insider Trading and integrated Special Trading Procedures Policy is filed as an exhibit to our Annual Report on Form 10-K.
Impact of Tax and Accounting Treatments on Compensation
Although the accounting and tax treatment of executive compensation generally has not been a factor in the Compensation Committee’s decisions regarding the amounts of compensation paid to our executive officers, it has been a factor in the compensation mix as well as the design of compensation programs. We have attempted to structure our compensation to maximize the tax benefits to the Company (e.g., deductibility for tax purposes) and to appropriately reward performance. The accounting treatment of differing forms of equity awards presently used to compensate our executives varies. However, the accounting treatment is not expected to have a material effect on the Compensation Committee’s selection of differing types of equity awards.
Sections 280G and 4999
As described above, Ms. Masino is a party to the Masino Employment Agreement, and we provide our Named Executive Officers other than Ms. Masino with General Severance and CIC Agreements. Neither Ms. Masino nor any of our other Named Executive Officers have a right under these agreements or otherwise to receive any gross-up payment to reimburse such executive officer for any excise tax under Sections 280G and 4999 of the Code.
Section 162(m)
The Compensation Committee has historically considered the impact of Section 162(m) of the Code in the design of its compensation strategies. Under Section 162(m) of the Code, compensation paid to executive officers in excess of $1.0 million in any year cannot be taken by us as a tax deduction unless the compensation constitutes “qualified performance-based compensation” within the meaning of Section 162(m). The Compensation Committee and the Company designed our compensation structure in an attempt to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee and the Company also believe that they must (and do) reserve the right to award compensation which they each deem to be in the best interests of the Company and our shareholders, but which may not be fully tax deductible under Section 162(m). Moreover, this exception allowing the full deductibility of “qualified performance-based compensation” does not apply to compensation paid after January 1, 2018 unless paid pursuant to a written binding contract that was in effect on November 2, 2017.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) included in this proxy statement. Based on its review and discussions of the CD&A with management, the Compensation Committee recommended to our Board of Directors that the CD&A be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for 2025.
This report has been submitted by the members of the Compensation Committee:
Gilbert Dávila, Chair
John Garratt
Cheryl Henry
Darryl “Chip” Wade

COMPENSATION TABLES AND INFORMATION
Summary Compensation Table
The following table sets forth information regarding the compensation for the Named Executive Officers during 2025, 2024 and 2023.
Name and Principal Position	Year	Salary(1) ($)		Restricted Stock/RSU Awards(2)		Option Awards(3) ($)		Non-Equity Incentive Plan Compensation(4) ($)		All Other Compensation(5) ($)		Total ($)
Julie Masino,	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
President and Chief Executive Officer(6)	2024		$970,863		$4,049,864		$0		$1,133,270		$529,714		$6,683,711
Craig Pommells(7)	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Senior Vice President	2024		$596,154		$1,019,972		$0		$473,127		$176,992		$2,266,244
and Chief Financial Officer	2023		$510,000		$2,703,140		$0		$317,730		$162,556		$3,693,427
Cammie Spillyards-Schaefer(8)	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Senior Vice President, Restaurant and Retail Operations	2024	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
	2023		$400,000		$1,424,162		$0		$231,400		$83,205		$2,138,767
Laura Daily(9)	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Senior Vice President,	2024		$447,115		$449,955		$0		$271,352		$83,488		$1,251,910
Retail	2023		$430,000		$1,205,974		$0		$248,755		$94,046		$1,978,774
Richard Wolfson,	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Senior Vice President,	2024		$511,699		$617,875		$0		$358,324		$63,079		$1,550,977
General Counsel and Secretary	2023		$500,000		$636,288		$0		$289,250		$63,083		$1,488,621

(1)
Amounts in this column reflect the actual base salary earned by the NEO in 2025, 2024 and 2023, including any deferred amounts reported in the Non-Qualified Deferred Compensation Table.

(2)
The amounts disclosed in this column reflect the aggregate grant date fair value of awards for 2025, 2024 and 2023, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). Specifically, the amounts provided for 2025 reflect the aggregate grant date fair value of the Named Executive Officer’s (i) time-based award under the 2025 Time-based RSU and (ii) target number of performance-based awards under the 2025 LTPP.

For the performance-based awards, the aggregate grant date fair value has been determined assuming the probable outcome of the performance condition on the date of the grant (i.e., the achievement of the target performance level). Assuming an outcome of performance conditions at the maximum level for the performance-based awards, the aggregate grant date fair value of all the stock awards made to each Named Executive Officer in 2025 (including the time-based award) are as follows:
Name	Year	Aggregate Grant Date Fair Value at Maximum Performance Level
Julie Masino	2025	$	[ ]
Sandra B. Cochran	2025	$	[ ]
Craig Pommells	2025	$	[ ]
Cammie Spillyards-Schaefer	2025	$	[ ]
Laura Daily	2025	$	[ ]
Richard Wolfson	2025	$	[ ]

For information regarding the compensation cost of the awards and the assumptions used to calculate the grant date fair value of the awards, see Note [  ] to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for 2025 and Note 9 to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for 2024 and 2023, respectively.

(3)
The amounts disclosed in this column reflect the aggregate grant date fair value of options for 2025, calculated in accordance with ASC Topic 718. No options were granted in 2024 and 2023, respectively. For information regarding the compensation cost of the options and the assumptions used to calculate the grant date fair value of the options, see Note [  ] to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for 2025.

(4)
Amounts in this column reflect payments earned by the NEO in 2025, 2024 and 2023 under our Annual Bonus Plan for such years, including any deferred amounts reported in the Non-Qualified Deferred Compensation Table.

(5)
The table below sets forth information regarding each component of compensation included in the “All Other Compensation” column of the Summary Compensation Table above.

(6)
Ms. Masino joined the Company as Chief Executive Officer-Elect on August 7, 2023. The amount included for Ms. Masino in 2024 under the column entitle “Stock Awards” includes a one-time grant of 4,974 shares of restricted stock issued to Ms. Masino upon her joining the Company in 2024. One-third of these shares vested on the first and second anniversaries of the grant, respectively, and the remaining shares will vest on the third anniversary of the grant.

(7)
The amount included for Mr. Pommells for 2023 under the column entitled “Restricted Stock/RSU Awards” includes a one-time grant of 19,368 shares of restricted stock issued to Mr. Pommells on September 22, 2022. These shares vest in two equal installments on September 30, 2025 and September 30, 2026.

(8)
The amount included for Ms. Spillyards-Schaefer for 2023 under the column entitled “Restricted Stock/RSU Awards” includes a one-time grant of 9,684 shares of restricted stock issued to Ms. Spillyards-Schaefer on September 22, 2022 in recognition of her individual performance and to incentivize her retention. These shares will vest in two equal installments on September 30, 2025, and September 30, 2026.

(9)
The amount included for Ms. Daily for 2023 under the column entitled “Restricted Stock/RSU Awards” includes a one-time grant of 7,263 shares of restricted stock issued to Ms. Daily on September 22, 2022 in recognition of her performance and to incentivize her retention. These shares vest on September 30, 2025.

All Other Compensation
Name	Year	Life Insurance(1)		Long-term Disability(1)		Dividend Equivalents on Shares of Restricted Stock(2)		Company Match Under Non-qualified Deferred Compensation Plan		Company Match Under 401(k) Plan		Other		Total
Julie Masino	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Craig Pommells	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Cammie Spillyards-Schaefer	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Laura Daily	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Richard Wolfson	2025	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1)
We provide supplemental long-term disability insurance and life insurance to our executives and certain other employees. The amounts disclosed in this column represent the premiums paid by the Company on behalf of the NEO.

(2)
The amounts disclosed in this column represent 2025 cash dividend equivalents which were or will be paid to the NEO upon the vesting of (i) the 2025 LTPP and 2024 LTPP awards (at an assumed target level of performance), and (ii) the 2025, 2024, and 2023 Time-based RSU Grants, and (iii) any other time-based RSAs or RSUs granted to an NEO that vested in 2025 or were unvested at the end of 2025. These amounts will be settled in cash upon the vesting of the shares underlying such awards.

Grants of Plan-Based Awards Table
The following table sets forth information regarding grants of plan-based awards made to the Named Executive Officers during 2025.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All other option awards: Number of securities underlying options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Julie Masino

Craig Pommells

Cammie Spillyards-Schaefer

Laura Daily

Richard Wolfson

(1)
The amounts shown reflect the possible aggregate payouts under the 2025 annual bonus plan at the “threshold,” “target” and “maximum” levels. Actual payouts to each NEO for 2025 were [      ]% of target and are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For a discussion of the 2025 annual bonus plan and the 2025 payouts, see “Executive Compensation — Compensation Discussion and Analysis — 2025 Compensation Plans — Annual Bonus Plan.”

(2)
The amounts shown reflect the possible payouts (at grant date fair value) for the LTPP Awards granted under the 2025 LTPP. The grant date fair value of these awards, based on the probable outcome of the relevant performance conditions as of the grant date (computed in accordance with ASC Topic 718) is the amount reported in the “Stock Awards” column of the Summary Compensation Table. Each Named Executive Officer was eligible to receive up to a maximum of 200% of his or her 2025 LTPP target. For a discussion of the 2025 Long-Term Incentive Program, see “Executive Compensation — 2025 Compensation Plans — Long-Term Incentives.”

(3)
The amounts disclosed in this column reflect the Time-based RSU Grant and one-time grants of restricted stock awarded to each executive in 2025.

(4)
The amounts disclosed in this column reflect stock options awarded to each executive in 2025.

(5)
The amounts disclosed in this column reflect the aggregate grant date fair value of the awards calculated in accordance with ASC Topic 718. For the performance-based awards (i.e., the 2025 LTPP), the aggregate grant date fair value has been determined assuming the probable outcome of the performance condition on the date of the grant (i.e., the achievement of the target performance level), excluding the effect of estimated forfeitures. For information regarding the compensation cost of the awards and the assumptions used to calculate grant date fair value of the awards, see Note [  ] to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for 2025.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements with Named Executive Officers
Our employment agreements with Named Executive Officers are further described below.
Employment Agreement with Julie Masino
As described on page [  ] of this proxy statement, the Company and Ms. Masino are parties to the Masino Employment Agreement. Under the Masino Employment Agreement, Ms. Masino currently serves as the Company’s President and Chief Executive Officer. As President and Chief Executive Officer, Ms. Masino reports to our Board, and will be nominated annually by our Board of Directors to serve as a director throughout her employment. Ms. Masino receives an annual base salary of $1,000,000 and an annual bonus opportunity with a target of not less than 125% of annual base salary. Additionally, with respect to any of the Company’s long-term incentive plans, Ms. Masino’s target aggregate award value under such plans is not less than 360% of her annual base salary. Ms. Masino is eligible to participate in the benefit programs and will be entitled to an annual paid vacation commensurate with the Company’s established policy applicable to senior executive officers of the Company. Future adjustments to salary, annual bonus and long-term incentive awards to Ms. Masino will be as recommended by the Compensation Committee and approved by our Board.
As described on page [  ] of this proxy statement, the Masino Employment Agreement provides for certain benefits and imposes certain obligations if the Masino Employment Agreement is terminated without “cause” or “good reason” (as defined in the Masino Employment Agreement) and contains certain rights in the event of a change in control of the Company.
Severance Plan and Management Retention Agreements
As described on page [  ] of this proxy statement, our executive officers, including all of our Named Executive Officers other than Ms. Masino, are parties to the General Severance Agreement and a CIC Agreement which provide them with certain benefits and impose on them certain obligations in the event their employment is terminated without “cause” or “good reason” (as defined in these agreements), either in the normal course or following a change in control of the company, respectively. For the reasons described previously, we believe that these agreements are important tools in recruiting and retaining key executives and that the CIC Agreement appropriately aligns the interests of our executives and our shareholders in connection with an actual or potential change of control transaction.
Transitional Letter Agreements
As described on page [  ] of this proxy statement, in connection with the CEO transition, the Company entered into a Transitional Letter Agreement with certain of its executive officers (other than Ms. Masino), including Mr. Pommells, [and] Ms. Spillyards-Schaefer[ and Ms. Daily]. The Transitional Letter Agreements create additional incentive to retain senior executive talent and provide for additional severance if the Company terminates their employment without “Cause” (as such term is defined in the Transitional Letter Agreements) during the period beginning on November 1, 2023 and ending on October 31, 2025 (with respect to Mr. Pommells and Ms. Spillyards-Schaefer)[ or September 30, 2025 (with respect to Ms. Daily)].
Consulting Agreements
As described on pages [  ] of this proxy statement, in connection with the CEO transition, the Company entered into Consulting Agreements with certain senior executive officers who serve in key roles supporting the Chief Executive Officer of the Company and who are at or near retirement eligibility, including Ms. Daily and Mr. Wolfson. The Consulting Agreements are intended to ensure that the Consulting Executives provide substantial notice of any intent to leave the Company and provide the Company with the unilateral option to have continued access to their services, knowledge, and experience after their employment relationship with the Company has ended.
Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding equity awards held by the Named Executive Officers as of August 1, 2025.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)	Market Value Of Shares Of Stock That Have Not Vested ($)(13)		Equity Incentive Plan Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)(13)
Julie Masino									[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
Craig Pommells									[ ]	$	[ ]
									[ ]	$	[ ]
									[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
Cammie Spillyards-									[ ]	$	[ ]
Schaefer									[ ]	$	[ ]
									[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
Laura Daily									[ ]	$	[ ]
									[ ]	$	[ ]
									[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
Richard Wolfson									[ ]	$	[ ]
									[ ]	$	[ ]
									[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]
						[ ]	$	[ ]

Option Exercises and Stock Vested Table
The following table sets forth information, for the Named Executive Officers, regarding the number of shares acquired upon the vesting of restricted stock and the value realized, each before payment of any applicable withholding tax and broker commissions. No stock options were exercised by Named Executive Officers in 2025.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Julie Masino	[ ]	[ ]	[ ]	[ ]
Craig Pommells	[ ]	[ ]	[ ]	[ ]
Cammie Spillyards-Schaefer	[ ]	[ ]	[ ]	[ ]
Laura Daily	[ ]	[ ]	[ ]	[ ]
Richard Wolfson	[ ]	[ ]	[ ]	[ ]

(1)
Reflects the product of the number of shares of stock subject to the exercised option multiplied by the difference between the market price of our common stock at the time of exercise on the exercise date and the exercise price of the option.

(2)
Reflects the product of the number of shares of stock vested multiplied by the closing market price of our common stock on the vesting date.

Non-Qualified Deferred Compensation
We maintain a non-qualified deferred compensation plan for our executive officers and certain employees. The deferred compensation plan permits participants to voluntarily defer receipt of up to 50% of their compensation and up to 100% of their performance-based compensation. These deferrals are fully funded from deductions from the participants’ applicable payroll or bonus checks. Amounts deferred under the deferred compensation plan are payable in cash on the date or dates selected by the participant in accordance with the terms of the plan or on such other dates specified in the plan. Deferred amounts earn rates of return based on the performance of several investment alternatives selected by the participant. These investment alternatives mirror those available to all eligible employees under our 401(k) plan. We also provide a 25% match of the participants’ contributions up to 6% of their compensation (i.e., a maximum match of 1.5% of their compensation). The following table provides additional information regarding the deferred compensation accounts for each Named Executive Officer, including the voluntary contributions made by the Named Executive Officers and by the Company to the non-qualified deferred compensation plan during 2025 and the aggregate deferred compensation balance as of the end of our fiscal year ended August 1, 2025. All amounts have been rounded to the nearest dollar, and any failure to sum in the last column is due to rounding.
Name	Aggregate Balance at Beginning FY ($)		Executive Contributions in Last FY ($)(1)		Registrant Contributions in Last FY ($)(2)		Aggregate Earnings in Last FY ($)(3)		Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)(4)
Julie Masino	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Craig Pommells	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Cammie Spillyards-Schaefer	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Laura Daily	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Richard Wolfson	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1)
Executive contributions are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns for 2025 in the Summary Compensation Table.

(2)
Company contributions are included in the “All Other Compensation” column for 2025 in the Summary Compensation Table.

(3)
The earnings reflected in this column represent investment earnings or losses from voluntary deferrals and Company contributions, as applicable, based on the results of the investment choices made by the Named Executive Officers. As noted above, the investment options available under the deferred compensation plan mirror the investment options that are available to all eligible employees in the 401(k) plan. Because the Named Executive Officers do not receive preferential or above-market rates of return under the deferred compensation plan, earnings under the deferred compensation plan are not included in the Summary Compensation Table.

(4)
The following amounts from this column were reported in Summary Compensation Tables for prior fiscal years: Ms. Masino, $[      ]; Mr. Pommells, $[      ]; Ms. Spillyards-Schaefer, $[      ]; Mr. Wolfson, $[      ]; and Ms. Daily, $[      ]. These amounts reflect actual amounts reported and do not include accumulated earnings.

Potential Payments Upon Termination or Change in Control
Our Named Executive Officers are entitled to certain benefits in the event their employment is terminated under specified circumstances. Circumstances which would trigger payments and/or other benefits to certain of our Named Executive Officers include death, disability, termination of employment by us without cause, termination by the Named Executive Officer for good reason or a change in control of the Company.
In order for a Named Executive Officer to receive the payment and benefits to which he or she is entitled pursuant to any applicable employment agreement or our severance policy, he or she must execute and deliver to us a release of claims against the Company in a form prescribed by the agreement itself. Named Executive Officers are subject to certain restrictive covenants (including, without limitation, non-competition, non-solicitation, non-disparagement and confidentiality covenants). In the event a Named Executive Officer breaches any applicable restrictive covenant, we have the contractual right to cease making any future payments or providing any other benefits to the Named Executive Officer and will consider pursuing legal and equitable remedies available to us under any applicable employment agreement and applicable law.
The following table sets forth payments and benefits that may be received by our currently employed Named Executive Officers under any existing employment agreement, equity grant agreements, plans or arrangements, whether written or unwritten, in the event of termination for specified reasons and/or a change in control of the Company. The following information has been prepared based on the assumption that the Named Executive Officer was terminated, or a change in control of the Company occurred, on August 1, 2025. The closing price for our common stock on August 1, 2025 was $59.03.
Name	Termination for Cause(1)	Death or Disability(1)(2)		Retirement(3)		Involuntary Termination (without cause or for good reason) before CIC(1)(2)		Involuntary Termination (without cause or for good reason) after CIC(1)(2)
Julie Masino	$0	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Craig Pommells	$0	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Cammie Spillyards-Schaefer	$0	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Laura Daily	$0	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Richard Wolfson	$0	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1)
With respect to Ms. Masino, the applicable amounts are determined based on her employment agreement with us. With respect to the other Named Executive Officers, the applicable amounts are determined based on their respective General Severance, CIC, and Transitional Letter Agreements.

(2)
To the extent that the amounts reflected in this column include the value of any performance-based long term incentive awards that would receive accelerated or continued vesting at or following termination, such value has been calculated assuming a target level of achievement. To the extent that the amounts reflected in this column include the value of any health and welfare benefits or perquisites, (e.g., continued medical, dental, vision, life, or long-term disability insurance, financial planning, executive physicals, cell-phone reimbursement or subscription services) such value has been calculated (i) based on the amounts that were actually paid by, to or on behalf of the NEO for such benefits and perquisites in 2025 as reflected in the Summary Compensation Table; and (ii) are for the length of time that the Company is obliged to continue such benefits and perquisites pursuant to the terms of the underlying employment, severance and/or CIC Agreements as discussed in this proxy statement.
(3)
Of our NEOs, only Ms. Daily would have been retirement-eligible under Company policy at the end of 2025.

Director Compensation Table
The table below sets forth the 2025 compensation of non-employee directors, which is described in greater detail beginning on page [  ] of this proxy statement. We have no non-equity incentive plan for non-employee directors and, during 2025, no director received an option award.
Name	Fees Earned or Paid in Cash		Stock Awards(1)(2)		Option Awards	Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation(3)		Total
Thomas Barr(4)	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Carl Berquist	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Jody Bilney	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Stephen Bramlage	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Meg Crofton(5)	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Gilbert Dávila	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
John Garratt	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Michael Goodwin	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Cheryl Henry	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Gisel Ruiz	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]
Darryl “Chip” Wade	$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]

(1)
The amounts disclosed in this column reflect the aggregate grant date fair value of the RSUs granted on November 21, 2024 (or November 26, 2024, in the case of Michael Goodwin), calculated in accordance with ASC Topic 718. On November 21, 2024 (or November 26, 2024, in the case of Mr. Goodwin), in accordance with our director compensation policy described under “Board of Directors and Committees — Compensation of Directors,” each non-employee director received a grant of RSUs having a value approximately equal to $140,000, with the number of RSUs (rounded down to the nearest whole share) included in such grant to be determined based on the closing price of our common stock on November 21, 2024 (or November 26, 2024, in the case of Mr. Goodwin). In accordance with our director compensation policy described under “Board of Directors and Committees — Compensation of Directors,” Mr. Berquist received an additional grant of RSUs having a value approximately equal to $65,000, with the number of RSUs (rounded down to the nearest whole share) included in such grant to be determined based on the closing price of our common stock on November 21, 2024. All awards vest in their entirety one year from the date of the grant. For information regarding the compensation cost of the awards and the assumptions used to calculate grant date fair value of the awards, see Note 9 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for 2025.

(2)
At year-end, the aggregate number of outstanding RSU awards held by each non-employee director was as follows: Mr. Berquist, [      ] RSUs; Ms. Bilney, [      ] RSUs; Mr. Bramlage, [      ] RSUs; Mr. Dávila, [      ] RSUs; Mr. Garratt, [      ] RSUs; Mr. Goodwin, [      ] RSUs; Ms. Henry, [      ] RSUs; Ms. Ruiz, [      ] RSUs; and Mr. Wade, [      ] RSUs.

(3)
Reflects (i) matching of charitable donations of up to $1,000 paid to a charitable organization of the director’s choice pursuant to our Board of Directors matching grant program, and (ii) dividend equivalents accrued in respect of unvested RSUs held by a director during 2025. A portion of these dividend equivalents were settled in cash upon the vesting of RSUs that were granted in 2024. The remaining portion corresponds to dividend equivalents which were accrued on RSUs granted in 2025 and which will be settled in cash upon the vesting of such RSUs in 2025.

(4)
Mr. Barr did not stand for re-election at the 2024 annual meeting of shareholders.

(5)
Ms. Crofton resigned from our Board of Directors effective February 26, 2025.

Ms. Masino, our President and Chief Executive Officer, was compensated pursuant to her employment agreement and certain benefit plans described under “Executive Compensation” above. Ms. Masino did not receive additional benefits as a result of service on our Board of Directors.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee (1) was an officer or employee of the Company during 2025, (2) was formerly an officer of the Company, or (3) had any relationships requiring disclosure by us under applicable SEC regulations. None of our executive officers has served on the board of directors or on the compensation committee of any other entity any of whose executive officers served either on our Board of Directors or on our Compensation Committee.
CEO Pay Ratio
As mandated by federal law and related SEC rules, we are providing the ratio of the annual total compensation of Ms. Masino, our current President and Chief Executive Officer, to that of the median of the annual total compensation of all other employees (“Pay Ratio Disclosure”).
For fiscal 2025, Ms. Masino’s annual total compensation was approximately [  ] times that of the median of the annual total compensation of all other employees.
To identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of our median employee and our Chief Executive Officer, we took the following steps:
1.   The bulk of our employee population is comprised of restaurant and retail employees who are paid hourly. Our restaurant and retail employment opportunities provide significant flexibility to our employees, many of whom seek accommodating work schedules, supplemental income, or social connection, although such flexible and part-time employment has the effect of lowering the annual total compensation for our median employee. We identified the median employee by examining the tax and payroll records of our entire employee population, excluding our Chief Executive Officer, as of July [ ], 2025. Based on seasonal traffic patterns in our restaurants, we believe that, under normal circumstances, July is the month that is most representative of hours worked for the full year, occurring at a time when the summer travel season tends to drive increased traffic in our stores but not at a time that typically sees extraordinarily high traffic that would distort the calculation, such as the Thanksgiving holidays. Other than Ms. Masino, all employees of the Company and its subsidiaries were considered in our identification of the median employee.
2.   To identify the median employee from our employee population, we compared the amount of gross wages (including reported tips) of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2. No cost-of-living adjustments were made to determine the median employee. We did not make any assumptions, adjustments or estimates with respect to total cash compensation, nor did we annualize the compensation for any employees who were not employed by us for all of 2025. We believe the use of gross wages for all employees is a consistently applied compensation measure.
3.   We identified our median employee by using this compensation measure, which we consistently applied to all our employees included in the calculation. Based on this methodology, our median employee was identified as a [  ] employee in one of our restaurants who in 2025 was paid on an hourly basis and worked approximately [  ] hours (or approximately [  ] hours per week over a 52-week fiscal year).
4.   After we had identified our median employee, we combined all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(u)(2) of Regulation S-K, resulting in annual total compensation of $[     ].
5.   With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column for 2025 in the “Summary Compensation Table,” above.

We believe our pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules, based on our employment and payroll records and the methodology described above. The SEC rules governing pay ratio disclosure allow companies to apply numerous different methodologies, exclusions and reasonable assumptions, adjustments and estimates that reflect their compensation practices. For that reason, shareholders should use caution in attempting to use the pay ratio reported above as a basis for comparison with other companies, as they may have different employment and compensation practices and might use various methodologies, exclusions, assumptions, adjustments and estimates in calculating their own pay ratios. For similar reasons, our executive compensation process has not included an examination of our pay ratio. We have provided this pay ratio information for compliance purposes, and neither the Compensation Committee nor Company management have used the pay ratio measure to influence compensation actions or decisions.
Pay Versus Performance
Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”) to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee has not historically and does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see our Compensation Discussion & Analysis.
Pay Versus Performance Table
Year(1)	Summary Compensation Table Total for Ms. Masino(2)(7)		Summary Compensation Table Total for Ms. Cochran(2)(7)	Compensation Actually Paid to Ms.Masino(2)		Compensation Actually Paid to Ms. Cochran(2)	Average Summary Compensation Table Total for Non-PEO NEOs(2)(7)		Average Compensation Actually Paid to Non-PEO NEOs(3)		Value of Initial Fixed $100 Investment Based on:(4)				GAAP Net Income ($mil.)		Adjusted(6) Operating Income ($mil.)
											Cracker Barrel Total Shareholder Return		Peer Group Total Shareholder Return(5)
FY2025	$	[ ]	—	$	[ ]	—	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
FY2024		$6,683,711	$8,031,417		$4,666,545	$2,541,766		$1,808,547		$667,303		$45		$213		$40.9		$109.7
FY2023		—	$8,271,679		—	$6,097,940		$2,324,897		$1,996,219		$95		$150		$99.1		$150.4
FY2022		—	$6,964,276		—	$2,980,818		$1,207,463		$820,067		$92		$121		$131.9		$165.7
FY2021		—	$7,581,053		—	$9,767,161		$1,086,754		$1,126,540		$125		$142		$254.5		$166.8

(1)
Sandra B. Cochran served as the PEO for the entirety of fiscal 2023, 2022 and 2021, and part of fiscal 2024. Julie Masino has served as the PEO for the portion of fiscal 2024 from and after November 1, 2023, and for all of fiscal 2025. Our Non-PEO NEOs for the applicable fiscal years were as follows:

•
FY2025: Craig Pommells, Cammie Spillyards-Schaefer, Laura Daily, and Richard Wolfson

•
FY2024: Craig Pommells, Donna Roberts, Laura Daily, and Richard Wolfson

•
FY2023: Craig Pommells, Cammie Spillyards-Schaefer, Laura Daily, and Richard Wolfson

•
FY2022: P. Douglas Couvillion, Craig Pommells, Richard Wolfson, Jennifer L. Tate, and Laura Daily

•
FY2021: P. Douglas Couvillion, Jennifer L. Tate, Richard Wolfson, Michael T. Hackney, and Jill M. Golder

(2)
Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEOs, Ms. Cochran and Ms. Masino, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs reported for the applicable year.

(3)
Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for our PEOs, Ms. Cochran and Ms. Masino, and for the average of the Non-PEO

NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP amounts from SCT amounts.
	Fiscal Year 2025				Fiscal Year 2024			Fiscal Year 2023		Fiscal Year 2022		Fiscal Year 2021
	PEO (Masino)		Average Non-PEO NEOs		PEO (Masino)	PEO (Cochran)	Average Non-PEO NEOs	PEO (Cochran)	Average Non-PEO NEOs	PEO (Cochran)	Average Non-PEO NEOs	PEO (Cochran)	Average Non-PEO NEOs
Summary Compensation Table Total	$	[ ]	$	[ ]	$6,683,711	$8,031,417	$1,808,547	$8,271,679	$2,324,897	$6,964,276	$1,207,463	$7,581,053	$1,086,754
Minus Change in Pension Value Reported in SCT for the Fiscal Year		$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Plus Pension Value Service Cost for the Fiscal Year		$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Minus Stock Award Value & Option Award Value Reported in SCT for the Fiscal Year	$	[ ]	$	[ ]	$4,049,864	$4,699,975	$874,442	$4,985,393	$1,492,391	$4,878,994	$674,621	$4,481,208	$395,210
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Fiscal Year	$	[ ]	$	[ ]	$2,032,698	$2,380,843	$468,286	$2,828,906	$1,149,961	$2,957,590	$416,251	$5,296,857	$492,645
Plus Year over Year Change in Fair Value as of the Last Day of the Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$	[ ]	$	[ ]	$0	$(2,291,687)	$(673,518)	$(67,220)	$(7,090)	$(2,127,771)	$(182,339)	$1,020,327	$82,385
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	$	[ ]	$	[ ]	$0	$0	$0	$0	$15,854	$0	$41,473	$0	$0
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested During the Fiscal Year	$	[ ]	$	[ ]	$0	$(878,832)	$(61,569)	$49,968	$4,988	$65,717	$11,841	$350,132	$21,032
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year (including equity forfeited)	$	[ ]	$	[ ]	$0	$0	$0	$0	$0	$0	$0	$0	$161,065
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	$	[ ]	$	[ ]	$0	$0	$0	$0	$0	$0	$0	$0	$0
Compensation Actually Paid	$	[ ]	$	[ ]	$4,666,545	$2,541,766	$667,303	$6,097,940	$1,996,219	$2,980,818	$820,067	$9,767,161	$1,126,540
In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.
(4)
Represents total shareholder return (TSR) as calculated based on a fixed investment of $100 in our common stock. TSR is cumulative for the measurement periods beginning on July 31, 2020 and ending on each of our 2021, 2022, 2023, 2024 and 2025 fiscal year ends, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5)
“Peer Group” represents the S&P 400 Restaurants Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

(6)
Adjusted operating income is our company-selected measure. Values shown reflect adjusted operating income as calculated for purposes of our Annual Bonus Plan for the applicable reporting fiscal year. Adjusted operating income is a non-GAAP financial measure. For a definition of adjusted operating income and a reconciliation of this non-GAAP financial measure to the most comparable GAAP financial measure, see Appendix B.

(7)
Dividend equivalents which were or will be paid to NEOs upon vesting of LTPP awards, time-based RSU grants, or other time-based RSA grants that vested or were unvested as of the end of each fiscal year end are included in the Summary Compensation Table; see footnote 2 of the All Other Compensation table for an explanation.

Performance Measures Used to Link Company Performance and CAP.   The following is a list of unranked performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the named executive officers for fiscal 2025. Each metric below is used for purposes of determining payouts under either our annual incentive program or vesting of our performance stock units. Please see the CD&A for a further description of these metrics and how they are used in the Company’s executive compensation program.
Adjusted Operating Income (CSM)
Adjusted EBITDA
Total Shareholder Return
Relationship between CAP and TSR.   The graph below illustrates the relationship between our TSR and the Peer Group TSR, as well as the relationship between CAP and our TSR for the PEO and Non-PEO NEOs.
[         ]
Relationship between CAP and GAAP Net Income.   The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our GAAP Net Income.
[         ]
Relationship between CAP and Adjusted Operating Income (our Company-Selected Measure).   The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and the Company’s Adjusted Operating Income.
[         ]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
Our Board of Directors has assigned responsibility for reviewing related party transactions to the Audit Committee. The Audit Committee has adopted a written policy pursuant to which all transactions between us or our subsidiaries and any director or officer must be submitted to the Audit Committee for consideration prior to the consummation of the transaction. In addition, the directors are required annually to complete a detailed questionnaire that is designed to elicit disclosure of any potential related party relationships or transactions and to ensure that directors meet the applicable requirements established by Nasdaq and the SEC. The Audit Committee reports to our Board of Directors, for its review, on all related party transactions considered.
During 2025, there were no transactions or business relationships in which we were a participant and in which any of our executive officers, directors or director nominees had a material interest that would require disclosure under applicable SEC regulations, and no transactions requiring such disclosure are currently proposed.
Code of Ethics
The Company’s Code of Business Conduct and Ethics may be viewed on our website at www.crackerbarrel.com. With respect to conflicts of interest that may arise from time to time between us and any of our executive officers or directors, our Code of Business Conduct and Ethics states that if the alleged violation involves an executive officer or a director, the Audit Committee or the full Board of Directors, as appropriate, will determine whether a violation of the Code of Business Conduct and Ethics has occurred and, if so, will determine the disciplinary measures to be taken against that executive officer or director. The directors expect that each of them will disclose actual or potential conflicts of interest. Not less than annually, each director affirms the existence or absence of actual or potential conflicts, and that affirmation is reported to the Nominating and Corporate Governance Committee and to the Audit Committee.
The Company’s Financial Code of Ethics, which was formerly a separate policy, was consolidated into the Code of Business Conduct and Ethics and applies to our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. Any amendments to, or a waiver from, a provision of the financial code of ethics section of our Code of Business Conduct and Ethics will be posted on our website.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information for those who, as of September [  ], 2025, were known by us to beneficially own more than 5% of our common stock. Percentage computations are based on [         ] shares of our common stock outstanding as of September [  ], 2025.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	[3,317,812](1)	[ ]%
GMT Capital Corp. 859 Paces Ferry Road SE Suite 1710 Atlanta, GA 30339	[2,833,700](2)	[ ]%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	[2,609,208](3)	[ ]%
AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203	[1,222,242](4)	[ ]%
EARNEST Partners, LLC 1180 Peachtree Street NE, Suite 2300 Atlanta, Georgia 30309	[1,219,507](5)	[ ]%

(1)
Based solely on information reported by BlackRock, Inc. on Schedule 13G/A filed with the SEC on April 30, 2025. BlackRock, Inc. reported sole voting power with respect to 3,278,170 shares and sole dispositive power with respect to 3,317,812 shares. Includes shares beneficially owned by BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, and BlackRock Fund Managers Ltd. BlackRock, Inc. reported that Blackrock Fund Advisors beneficially owns 5% or greater of the outstanding shares reported on the Schedule 13G/A.

(2)
Based solely on information jointly reported by GMT Capital Corp. and Thomas E. Claugus on Schedule 13G filed with the SEC on August 14, 2025. GMT Capital Corp. and Thomas E. Claugus each reported shared voting power and shared dispositive power with respect to 2,833,700 shares. Includes shares owned by each of Bay Resource Partners, L.P., Bay II Resource Partners, L.P., Bay Resource Partners Offshore Master Fund, L.P. and certain sub-advisory and separate account clients advised by GMT Capital Corp.

(3)
Beneficial ownership information based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group. The Vanguard Group reported shared voting power with respect to 40,273 shares, sole dispositive power with respect to 2,546,107 shares and shared dispositive power with respect to 63,101 shares.

(4)
Beneficial ownership information based solely on a Schedule 13G filed with the SEC on August 13, 2025 by AllianceBernstein L.P. AllianceBernstein L.P. reported sole voting power with respect to 1,047,334 shares and sole dispositive power with respect to 1,222,242 shares.

(5)
Beneficial ownership information based solely on a Schedule 13G/A filed with the SEC on August 14, 2025 by EARNEST Partners, LLC. EARNEST Partners, LLC reported sole voting power with respect to 825,777 shares, shared voting power with respect to 114,285 shares and sole dispositive power with respect to 1,219,507 shares.

Security Ownership of Management
The following table presents information regarding the number of shares of our common stock beneficially owned, as of September [  ], 2025, by each of our directors, each of our Named Executive Officers, and by our current directors and executive officers as a group. Unless otherwise noted, these persons have sole voting and investment power with respect to the shares indicated.
Name of Beneficial Owner	Shares Beneficially Owned(1)(2)	Percent of Class
Carl Berquist	[ ]	*
Jody Bilney	[ ]	*
Stephen Bramlage	[ ]	*
Laura Daily	[ ]	*
Gilbert Dávila	[ ]	*
John Garratt	[ ]	*
Michael Goodwin	[ ]	*
Cheryl Henry	[ ]	*
Julie Masino	[ ]	*
Craig Pommells	[ ]	*
Gisel Ruiz	[ ]	*
Cammie Spillyards-Schaefer	[ ]	*
Darryl (“Chip”) Wade	[ ]	*
Richard Wolfson	[ ]	*
All executive officers and directors as a group ([•] persons)	[ ]	[ ]%

*
Less than one percent.

(1)
The address for each listed director and officer is Cracker Barrel Old Country Store, Inc., c/o Corporate Secretary, 305 Hartmann Dr., Lebanon, TN 37087.

(2)
Includes the following number of shares of restricted stock or RSUs exercisable by the named holders within 60 days of September [  ], 2025, including shares vesting on September [  ], 2025. The gross amount of shares is listed. Some of these shares will be sold to satisfy tax withholding requirements:

Name of Beneficial Owner	Number of Shares
Carl Berquist	[ ]
Jody Bilney	[ ]
Stephen Bramlage	[ ]
Laura Daily	[ ]
Gilbert Dávila	[ ]
John Garratt	[ ]
Michael Goodwin	[ ]
Cheryl Henry	[ ]
Julie Masino	[ ]
Craig Pommells	[ ]
Gisel Ruiz	[ ]
Cammie Spillyards-Schaefer	[ ]
Darryl (“Chip”) Wade	[ ]
Richard Wolfson	[ ]
All executive officers and directors as a group (20 persons)	[ ]

The shares described in this note are considered outstanding for the purpose of computing the percentage of outstanding Cracker Barrel common stock owned by each named individual and by the group. They are not considered outstanding for the purpose of computing the percentage ownership of any other person. The number of shares of common stock beneficially owned by each holder is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of such shares does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares.

PROPOSAL 1: ELECTION OF DIRECTORS
Board Structure
Pursuant to our Charter, our Board of Directors must consist of at least five directors, but the exact number is set by a majority of our Board of Directors. Our Board of Directors currently has set the size of our Board of Directors at ten. All of the current members of our Board of Directors are nominees for election to our Board.
Director Nominations and Qualifications
The Nominating and Corporate Governance Committee identifies, recruits, and recommends to our Board only those candidates that the Nominating and Corporate Governance Committee believes are qualified to become Board members consistent with the criteria for selection of new directors adopted from time to time by our Board. We endeavor to have a Board of Directors representing diverse experience at policy-making levels in business, marketing, finance and other areas that are relevant to our business. In addition, the Nominating and Corporate Governance Committee desires to recommend candidates with the interpersonal skills and attributes that will foster a collaborative decision-making environment. The Nominating and Corporate Governance Committee recommends candidates, including those submitted by shareholders, only if the Nominating and Corporate Governance Committee believes that the candidate’s knowledge, experience and expertise would strengthen our Board of Directors and that the candidate is committed to representing the long-term interests of all of our shareholders. A majority of our Board of Directors must consist of independent directors (as defined by the Nasdaq Stock Market Rules and our Corporate Governance Guidelines).
The Nominating and Corporate Governance Committee assesses a candidate’s independence, background and experience, as well as our Board of Directors’ current needs in terms of director experience, skills and tenure. The Nominating and Corporate Governance Committee recommends appropriate candidates with the goal that our Board of Directors be comprised of qualified individuals with education and experience appropriate to guide the Company in meeting its legal, financial, operational and societal objectives. Individual directors and any person nominated to serve as a director should possess the highest moral integrity and should generally have had significant managerial experience in the form of being a current or former senior executive of a publicly traded or privately held company or similar business experience or training. With respect to incumbent directors selected for re-election, the Nominating and Corporate Governance Committee assesses each director’s contributions, attendance record at Board of Directors and applicable committee meetings and the suitability of continued service. Under our Corporate Governance Guidelines, no person may be considered for board membership if such person is: (i) an employee or director of a company in significant competition with the Company; (ii) an employee or director of a major, or potentially major, customer, supplier, contractor, counselor or consultant of the Company; (iii) a recent employee of the Company (other than a former Chief Executive Officer of the Company); or (iv) an executive officer of a company on whose board an employee of the Company serves.
Below we identify and describe the key experience, qualifications and skills our directors bring to our Board of Directors that are important in light of the Company’s business and structure. The directors’ experiences, qualifications and skills that the Nominating and Corporate Governance Committee considered in their nomination are (in part) included in their individual biographies.
•
Leadership Experience.   We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer and president positions, provide the Company with strategic thinking and multiple perspectives. These people generally possess excellent leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management, the methods to promote change and growth and the ways to respond to changes in market conditions.

•
Financial Experience.   We believe that an understanding of finance and financial reporting processes is important for our directors. We measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws. Directors with financial experience are critical to ensuring effective oversight of our financial measures and processes; accordingly, we expect all of our directors to be financially literate.
•
Industry Experience.   As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries, have marketing and retail experience or who have brand-building expertise.

Director Nominees
The nominees for our Board of Directors are: Carl Berquist, Jody Bilney, Stephen Bramlage, Gilbert Dávila, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz and Darryl (“Chip”) Wade. Ms. Masino, our President and Chief Executive Officer, is the only nominee who holds a management position with the Company. All other nominees have been determined to be independent under the Nasdaq Stock Market Rules and our Corporate Governance Guidelines. If elected, each nominee would hold office until the 2026 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. If a director nominee becomes unwilling or unable to serve, proxies may be voted for a substitute nominee designated by our Board of Directors. Each of the nominees has consented to being named in this proxy statement and has agreed to serve, if elected. There are no family relationships between any of the nominees or executive officers.
Carl Berquist, age 74, first became one of our directors in January 2019. From 2009 to 2015, Mr. Berquist served as the Executive Vice President and Chief Financial Officer of Marriott International, Inc. (“Marriott”) (Nasdaq: MAR). Prior to serving as Chief Financial Officer of Marriott, Mr. Berquist was Marriott’s Executive Vice President, Financial Information and Enterprise Risk Management from 2003 until 2009. Mr. Berquist joined Marriott after a 28-year career with Arthur Andersen & Co. (“Arthur Andersen”), for which he served in a variety of leadership roles, including the firm’s Global Real Estate and Hospitality Industry Head. Mr. Berquist’s last position at Arthur Andersen was managing partner of the mid-Atlantic region, which included five offices from Philadelphia, Pennsylvania to Richmond, Virginia. Mr. Berquist previously served on the boards of directors of Hertz Global Holdings, Inc. (NYSE: HTZ) (“Hertz”) and Beacon Roofing Supply, Inc. (Nasdaq: BECN).
Director Qualifications:
•
Leadership Experience — served as the Executive Vice President and Chief Financial Officer of Marriott; former Global Real Estate and Hospitality Industry Head of Arthur Andersen; former Managing Partner of the mid-Atlantic region for Arthur Andersen.

•
Financial Experience — Former Executive Vice President and Chief Financial Officer of Marriott and Managing Partner of the mid-Atlantic region for Arthur Andersen; extensive experience in public accounting; former chair of the of Audit Committee for Beacon Roofing Supply, Inc.; former member of Audit, Compensation and Finance Committees for Hertz.

•
Industry Experience — significant knowledge of the hospitality industry as former Executive Vice President and Chief Financial Officer of Marriott, an iconic leader in the hospitality space. Deep knowledge regarding real estate and corporate transactions from his experience at Marriott and as the head of Arthur Andersen’s Global Real Estate and Hospitality Industry practice.

Jody Bilney, age 63, first became one of our directors in September 2022. Ms. Bilney served as a senior executive for a number of public companies, including Humana, Inc. (NYSE: HUM), Bloomin’ Brands, Inc. (NASDAQ: BLMN), Charles Schwab Corporation (NYSE: SCHW) and Verizon Communications, Inc. (NYSE: VZ). At Humana, Inc., she served as the Chief Consumer Officer from 2013 until her retirement in March 2020, where she focused on consumer-driven initiatives for this health insurance provider, including marketing, data analytics, digital and consumer experience across the enterprise. Prior to Humana, from 2006 to 2013, Ms. Bilney served as Executive Vice President and Chief Brand Officer for Bloomin’ Brands, Inc., one of the largest casual dining restaurant companies in the world, where she headed various departments including brand and business strategy, marketing, corporate communications, business development and food and beverage R&D across the enterprise. Prior to Bloomin’ Brands, she held senior executive positions at Charles Schwab and Verizon, including General Management roles leading large lines of business as well as roles at the enterprise level where she led consumer-focused brand-transformation initiatives. From

January 2014 to May 2024, Ms. Bilney served on the board of directors of Masonite International Corporation (NYSE: DOOR), a supplier to the residential construction industry, and from April 2021 to October 2024 served as a member of the board of directors of Chuy’s Holdings, Inc. (NASDAQ: CHUY), an operator of value-driven, full-service restaurants. Ms. Bilney is currently a member of the board of directors of Alignment Healthcare, Inc. (NASDAQ: ALHC), a provider of customized health care in the US (since January 2022), and several private companies.
Director Qualifications:
•
Leadership Experience — currently a member of the boards of directors of Chuy’s Holdings, Inc.; Masonite International Corporation; and Alignment Healthcare, Inc., and several private companies. Previously served as a senior executive at Humana, Inc. and Bloomin’ Brands, Inc.

•
Industry Experience — significant knowledge in our industry as a former chief brand officer of Bloomin’ Brands, Inc.

Stephen Bramlage, age 54, first became one of our directors in May 2025, after being identified as a potential candidate by a third-party recruiting firm we had engaged to assist us with Board succession activities. Since May 2020, Mr. Bramlage has served as the Chief Financial Officer of Casey’s General Stores, Inc. (Nasdaq: CASY) (“Casey’s”). Prior to joining Casey’s, Mr. Bramlage served as Executive Vice President and Chief Financial Officer at Aramark (NYSE: ARMK) from April 2015 to April 2020, where he directed finance, M&A, supply chain and procurement, IT and risk management and safety. He previously was employed by Owens-Illinois, Inc. (NYSE: OI) from 2006 – 2015, serving as Senior Vice President and Chief Financial Officer from 2012 – 2015. Prior to that, Mr. Bramlage held a variety of financial roles at PPG Industries, Eli-Lilly and EY.
Director Qualifications:
•
Financial Experience — Current Chief Financial Officer of Casey’s; Former Chief Financial Officer of Aramark and Owens-Illinois, Inc.; extensive experience in finance at PPG, Eli Lilly & Company and EY.

•
Industry Experience — significant retail and food services industry knowledge as Chief Financial Officer of Casey’s and former Chief Financial Officer of Aramark.

Gilbert Dávila, age 62, first became one of our directors in July 2020. Since 2010, Mr. Dávila has served as the President and Chief Executive Officer of DMI Consulting — a leading multicultural marketing and strategy firm in the United States. Additionally, since 2018 he has served as a founding partner for Oppside, LLC, a research and analytics company. From 2003 until he founded DMI Consulting in 2010, Mr. Dávila served as the Vice President of Global Diversity and Multicultural Market Development at The Walt Disney Company. Prior to serving in his role at The Walt Disney Company, Mr. Dávila served as Vice President of Multicultural Management for Sears & Roebuck Company and Marketing Director Northeast Region for Coca-Cola USA. Mr. Dávila is also a member of the Association of National Advertisers (“ANA”), where he co-founded ANA’s Alliance for Inclusive and Multicultural Marketing (“AIMM”) and currently serves as a director.
Director Qualifications:

•
Leadership Experience — As the founder and CEO of DMI Consulting, Mr. Dávila has led numerous corporations in marketing and business development efforts to reach multicultural audiences. Through his guidance and leadership he has assisted major companies, including well-known restaurant companies, capitalize on business opportunities in multicultural marketplaces and develop strategic growth platforms focused on some of the fastest growing populations/segments in the United States. Mr. Dávila also co-founded and managed the ANA’s AIMM, a division of the ANA comprised of industry leaders and over 240 top companies focused on evolving and enhancing the effectiveness and impact of multicultural and inclusive marketing and strategy in order to maximize business growth. Mr Dávila is a founding partner at Oppside LLC, a data and analytics company.

•
Industry Experience — Mr. Dávila is an expert in the fields of marketing and advertising, including market segmentation, data management and digital marketing. He brings valuable consumer,

marketing and brand management experience to our Board of Directors based on 25 years of service as a marketing executive and multicultural market expert with Fortune 500 and media/entertainment companies, including Procter & Gamble, Coca-Cola USA, McDonald’s, Sears & Roebuck and Company, and The Walt Disney Company.
John Garratt, age 56, first became one of our directors in December 2023. Mr. Garratt is the former President and Chief Financial Officer of Dollar General Corporation (NYSE: DG), a leading national retail chain operating over 19,000 stores in 48 states. Mr. Garratt began his tenure with Dollar General Corporation, as Senior Vice President, Finance and Strategy and later served as Executive Vice President and Chief Financial Officer from 2015 to 2022 and ultimately President and Chief Financial Officer from 2022 to 2023. Mr. Garratt retired from Dollar General Corporation as President and Chief Financial Officer in 2023. Prior to joining Dollar General Corporation, Mr. Garratt served in various leadership and financial positions at Yum! Brands (NYSE: YUM), the world’s largest restaurant company, including as Vice President, Finance and Division Controller. Mr. Garratt also serves on the board of directors of Humana, Inc. (NYSE: HUM) and Papa John’s International, Inc. (Nasdaq: PZZA).
Director Qualifications:
•
Financial Experience — Former President, CFO of Dollar General Corporation and Vice President of Finance and Division Controller for Yum! Brands; member of Audit Committees for Humana Inc. and Papa John’s International, Inc.

•
Leadership Experience — Mr. Garratt has significant corporate leadership experience and exceptional business and financial acumen. Mr. Garratt has served in various leadership roles, including as Chief Financial Officer, Senior Vice President of Finance and Strategy and Senior Director of Corporate Strategy, across several organizations.

•
Industry Experience — Mr. Garratt has a deep understanding in the restaurant and retail industries, having worked in such industries for over a decade. He brings significant financial expertise, which he developed as the Chief Financial Officer of Dollar General Corporation.

Michael Goodwin, age 65, first become one of our directors in November 2024. Mr. Goodwin has served on the board of directors of Burlington Stores, Inc. (NYSE: BURL), a department store retailer, since December 2020. Mr. Goodwin most recently served as Senior Vice President of Information Technology and Chief Technology Information Officer of PetSmart, Inc., a specialty provider of pet products and services, from 2014 to January 2023. Prior to that, Mr. Goodwin held several positions of increasing responsibility at Hallmark Cards, Incorporated (“Hallmark”), a manufacturer and publisher of greeting cards and gifts, from 1990 to 2014, ultimately serving as Senior Vice President and Chief Information Officer and Business Enablement, from 2006 to 2014. Prior to Hallmark, Mr. Goodwin served as a Field Artillery Officer in the United States Army, from 1982 to 1990. Mr. Goodwin has served on the boards of directors of Eckerd Connects, a non-profit organization specializing in workforce development for underserved populations, since June 2023, and Telecare Corporation, a provider of mental health services, since August 2023. Mr. Goodwin has also served as a member of the Strategic Council of Plexus Worldwide, LLC, a science-based health and wellness company, since October 2022. Mr. Goodwin earned an M.B.A. from the University of Kansas Graduate School of Business and a B.S. in Computer Science from the United States Military Academy at West Point.
Director Qualifications:
•
Leadership Experience — Mr. Goodwin has extensive executive experience, including having served as (i) Senior Vice President and Chief Information Technology Officer of PetSmart and (ii) Senior Vice President and Chief Information Officer of Technology and Business Enablement of Hallmark. In addition, Mr. Goodwin has served on public and private boards, including as a current director of Burlington Stores, Inc.

•
Industry Experience — Mr. Goodwin brings to the Board more than 30 years of information technology experience in the retail industry, including nearly two decades of C-Suite leadership.

Cheryl Henry, age 51, first became one of our directors in May 2024. Prior to the acquisition by Darden Restaurants, Inc. (NYSE: DRI) (“Darden”) of Ruth’s Hospitality Group, Inc. (Nasdaq: RUTH) (“Ruth’s

Hospitality Group”), Ms. Henry served as President, Chief Executive Officer and a member of the Board of Directors of Ruth’s Hospitality Group from August 2018 until June 2023 and as Chairperson of the Board of Directors from March 2021 until June 2023. Before assuming the role of Chief Executive Officer in 2018, Ms. Henry served in numerous senior leadership roles at Ruth’s Hospitality Group, including Chief Operating Officer, Senior Vice President and Chief Branding Officer, and Chief Business Development Officer. After the acquisition by Darden of Ruth’s Hospitality Group, Ms. Henry served as Brand President for Ruth’s Chris Steakhouse from June 2023 until March 2024. Prior to joining Ruth’s Hospitality Group, Inc. in June of 2007, Ms. Henry served as Chief of Staff for the Mayor of Orlando. Ms. Henry is currently a member of the board of directors of KB Home (NYSE: KBH), a U.S.-based homebuilder (since October 2024), where she currently serves on the nominating and corporate governance committee.
Director Qualifications:
•
Leadership Experience — Ms. Henry has extensive executive experience, including having served as the President and Chief Executive Officer of Ruth’s Chris. During her tenure as Chief Executive Officer, over 150 Ruth’s Chris Steak House restaurants were in operation worldwide.

•
Industry Experience — Ms. Henry has nearly 20 years of experience in the restaurant industry and has a keen sense of consumer behaviors and branding strategy. She gained significant experience in branding, marketing and operations throughout her tenure at Ruth’s Chris.

Julie Masino, age 54, has served as our President and Chief Executive Officer and as one of our directors since November 1, 2023 and previously served as Chief Executive Officer-Elect from August 7, 2023 to November 1, 2023. Ms. Masino previously served as the President, International of Taco Bell, a subsidiary of Yum! Brands, Inc. (NYSE: YUM) from January 2020 to June 2023. From January 2018 to December 2019, Ms. Masino served as President, North America of Taco Bell. Ms. Masino served as the President, SVP and GM Fisher-Price at Mattel, Inc. (Nasdaq: MAT) from April 2017 to January 2018. Prior to her service at Mattel, Ms. Masino served as the President and then the Chief Executive Officer of Sprinkles Cupcakes from 2014 to 2017. From 2002 to 2014, Ms. Masino served in various leadership roles at Starbucks Corporation (Nasdaq: SBUX). She currently also serves on the board of directors of Vivid Seats Inc. (Nasdaq: SEAT).
Director Qualifications:
•
Leadership Experience — Ms. Masino has served as President, Chief Executive Officer, and other various leadership roles in the restaurant and retail industries. She has extensive operational experience in leading marketing operations, product development and franchise development while at Taco Bell and developing and implementing various strategies while at Starbucks.

•
Industry Experience — Ms. Masino has over 20 years of experience in the restaurant and food service industry. She has experience serving as a director on public and private company boards, audit committees and compensation committees.

Gisel Ruiz, age 55, first became one of our directors in September 2020. Ms. Ruiz retired as Executive Vice President and Chief Operating Officer of Sam’s Club, a national chain of membership-only retail warehouse clubs, a role which she held from February 2017 to June 2019. Previously, Ms. Ruiz held a number of senior executive positions within the Walmart Inc. (NYSE: WMT) organization during a career with the company that spanned over 26 years. From 2015 to 2017, Ms. Ruiz was the Executive Vice President of International People for Walmart International. From 2012 until 2014, Ms. Ruiz served as the Executive Vice President and Chief Operating Officer of Walmart US. Ms. Ruiz served as Executive Vice President and Chief People Officer of Walmart US from 2010 until 2012. Since May 2020, Ms. Ruiz has served as a director of Vital Farms, Inc. (Nasdaq: VITL), a Certified B Corporation that offers a range of ethically produced pasture-raised foods nationwide. Since February 2022, Ms. Ruiz has also served on the board of directors of Ulta Beauty, Inc. (Nasdaq: ULTA), the largest beauty retailer in the United States.
Director Qualifications:
•
Leadership Experience — Former Executive Vice President and Chief Operating Officer of Sam’s Club, Executive Vice President, International People of Walmart International and Executive Vice President and Chief Operating Officer of Walmart US; former member of the board of directors of

Walmart de Mexico S.A. de C.V. and Executive Network Partnering Corporation; member of the board of directors of Vital Farms, Inc., and Ulta Beauty, Inc.
•
Industry Experience — over 25 years of experience in the retail industry at Walmart Inc., both in the U.S. and international business segments, from 1992 through February 2017, including executive roles from 2010 to February 2017. Responsible for food operations as Executive Vice President and Chief Operating Officer of Sam’s Club.

Darryl (“Chip”) Wade, age 62, became one of our directors in April 2021. Having served previously as the President and Chief Operating Officer of Union Square Hospitality Group, LLC (USHG) since 2019, Mr. Wade became USHG’s Chief Executive Officer in September 2022. USHG is the parent company of numerous award-winning and acclaimed restaurants such as Union Square Cafe, Gramercy Tavern, and The Modern, as well as a multifaceted catering and events and restaurant consulting business. Mr. Wade joined USHG in 2019 after having served as the EVP of Operations for Red Lobster Seafood Company, a position he held from 2012 to 2018, both while it was owned by Darden Restaurants, Inc. and after its divestiture to Golden Gate Capital. Mr. Wade also served as the Chief Operations Officer for Legal Sea Foods Restaurant Group from 2004 to 2006 and held several senior executive positions at Darden, including Senior Vice President of Smokey Bones BBQ and the Director of Revitalization for Olive Garden Restaurants. Mr. Wade began his career in 1985, as a manager for TGI Friday’s. In 1989, Mr. Wade was promoted as a general manager for TGIF in Boston, and spent the first 14 years of his career with TGIF and its parent, Carlson Restaurants Worldwide, including as Executive Director of Human Resources and Executive Director of Non-Traditional Development and Domestic Franchise Sales.
Director Qualifications:
•
Leadership Experience — led or participated in strategic planning processes for four distinctive restaurant brands. CEO of USHG. Former Executive Vice President of Red Lobster, former Chief Operating Officer of Legal Sea Foods, and held other senior positions at Darden.

•
Industry Experience — over 37 years of experience in the restaurant industry, with deep knowledge of the casual dining industry. Responsible for human resources, restaurant development and operations in positions of increasing responsibility at Carlson Restaurants Worldwide, Darden, Red Lobster Seafood Company and USHG.

Director Independence
In accordance with the Nasdaq Stock Market Rules, the Nominating and Corporate Governance Committee has evaluated each of our directors’ independence from the Company and its management based on Nasdaq’s definition of “independence.” In its review of each director’s independence, the Nominating and Corporate Governance Committee reviewed whether any transactions or relationships exist currently or, during the past three years existed, between each director and the Company and its subsidiaries, affiliates, equity investors or independent auditors. The Nominating and Corporate Governance Committee also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates. Based on the review by the Nominating and Corporate Governance Committee and Nasdaq’s definition of “independence,” the Nominating and Corporate Governance Committee has determined that all of our current Board members, with the exception of Ms. Masino, and all of our director nominees other than Ms. Masino, are independent in accordance with the Nasdaq Stock Market Rules and our Corporate Governance Guidelines, the latter of which are posted on our website at www.crackerbarrel.com.
Communications with our Board
Our Board of Directors provides a process for shareholders to send communications to our Board of Directors. All correspondence addressed to our Board of Directors or to one or more members of our Board of Directors should be sent: via mail, to Cracker Barrel Old Country Store, Inc., c/o Corporate Secretary, 305 Hartmann Drive, Lebanon, Tennessee 37087, or via e-mail, to corporate.secretary@crackerbarrel.com, or via fax, to (615) 443-9279, or website communication at investor.crackerbarrel.com.

All correspondence received by the Corporate Secretary will be promptly acknowledged and reviewed by the Corporate Secretary, who will determine whether the correspondence should be forwarded immediately to our Board of Directors as a whole or to any specific member or members of our Board of Directors or whether the correspondence should be presented to our Board of Directors at its next regular meeting. The Corporate Secretary will consult with the Chair of the Nominating and Corporate Governance Committee if there is a question concerning the need for immediate review by our Board of Directors or by any specific member or members of our Board of Directors.
Attendance of Directors at 2025 Annual Meeting of Shareholders
Our Board of Directors has adopted a policy that requires all directors to attend our annual shareholder meeting unless attendance is not feasible owing to unavoidable circumstances. All of our current Board members (other than Mr. Bramlage, who joined our Board of Directors in May 2025) attended our 2025 Annual Meeting, either virtually or in person.
Director Nomination Process
The Nominating and Corporate Governance Committee of our Board of Directors is responsible for identifying and recommending to our Board of Directors all persons to be nominated to serve as a director of the Company. The Nominating and Corporate Governance Committee will consider director candidates timely submitted by our shareholders in accordance with the notice provisions as discussed below under “Shareholder Director Nominees.” The Nominating and Corporate Governance Committee applies the same criteria to the evaluation of shareholder-nominated director candidates as it applies to other director candidates. Our Board of Directors is responsible for nominating the slate of directors for the Annual Meeting, upon the Nominating and Corporate Governance Committee’s recommendation.
All director nominees are current directors. The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of our Board of Directors and whether any vacancies on our Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates that may come to its attention through current members of our Board of Directors, outside advisors, shareholders or other persons. From time to time, the Nominating and Corporate Governance Committee may retain one or more third-party search firms to assist with identifying potential candidates who meet the qualification and experience requirements described above and to compile information regarding each candidate’s qualifications, experience and independence. Any such third-party search firms report directly to the Nominating and Corporate Governance Committee.
Shareholder Director Nominees
The Nominating and Corporate Governance Committee will consider nominees to our Board of Directors recommended by shareholders if shareholders comply with the Company’s advance notice requirements or proxy access provision of the Bylaws. See “SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING” on page [ ] of this proxy statement. The Company’s bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to the Secretary of the Company. Such notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information, including the name and address of the shareholder delivering the notice as it appears on the stock records of the Company, the number and class of shares held of record by such shareholder, information about derivative securities holdings of such shareholder, any arrangement or understanding pursuant to which such shareholder has a right to vote or has granted a right to vote any shares of the Company’s stock, whether such shareholder has a short interest in any of the Company’s securities, whether such shareholder is entitled to a fee based on the value of the Company’s securities, a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate such nominee, a certification that such shareholder has complied with all applicable federal, state and other legal requirements in connection with such shareholder’s acquisition of the Company’s securities and such shareholder’s acts or omissions as a shareholder of the Company, and, if applicable, an express agreement to reimburse the Company up to $5 million in accordance with the Mutual Reimbursement Provision and to guaranty such obligation with such security or bond as the Board may require. The foregoing summary does not include all requirements a shareholder must satisfy in order to nominate a candidate for election to our Board of Directors. Shareholders of the Company who wish to recommend a nominee to our Board of Directors should read carefully the Company’s bylaws, which are available on the Investor Relations section of our website at www.crackerbarrel.com.
In order to be eligible to be a nominee for election as a director of the Company by a shareholder, such potential nominee must not be subject to the Ineligibility Provision and must deliver to the Secretary of the Company a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on our Board of Directors, and would be in compliance with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.
Shareholder nominations, including proxy access nominations, must be submitted in accordance with the deadlines set forth under the caption “SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING” on page [ ] of this proxy statement. Shareholder nominations should be sent to Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087, Attention: Corporate Secretary.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF OUR BOARD OF DIRECTORS’ TEN (10) NOMINEES FOR DIRECTOR ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are providing our shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of our Named Executive Officers (“executive compensation”) as required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). In light of shareholder approval at the Company’s 2023 Annual Meeting to hold an advisory vote on the compensation of the Company’s named executive officers every year, our Board of Directors determined to hold an advisory vote on the compensation of the Company’s named executive officers every year. While the vote on this proposal is advisory and non-binding, the Compensation Committee, which is responsible for designing and administering our executive compensation program, highly values the opinions of our shareholders. We will consider the vote of our shareholders when making compensation decisions for the Named Executive Officers in the future.
We have described the compensation of the Named Executive Officers under the sections “Executive Compensation — Compensation Discussion and Analysis” and “Executive Compensation — Compensation Tables and Information” of this proxy statement. We have a strong “pay for performance” philosophy for our executive compensation program, which is designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. We seek to reward our executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence. Compensation opportunities are intended to align the economic interests of executives with those of our shareholders and encourage executives to remain with the Company for long and productive careers.
The Compensation Committee reviews on an ongoing basis the compensation programs for the Named Executive Officers to ensure that such programs achieve the desired goals of enhancing the long-term total return to our shareholders and building a better company by implementing compensation programs that reward both company-wide and individual performance, aligning our executives’ interests with those of our shareholders and allowing us to attract and retain talented executives. For additional information regarding our executive compensation, including our 2025 executive compensation decisions, please see “Executive Compensation — Compensation Discussion and Analysis” beginning on page [  ] of this proxy statement.
In light of the foregoing considerations, we are asking our shareholders to indicate their approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has retained Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1972.
Representatives of Deloitte & Touche LLP have been requested to attend the Annual Meeting. These representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions submitted by the applicable deadline.
If shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider any failure to ratify the appointment of Deloitte & Touche LLP but in its discretion may still direct the appointment of Deloitte & Touche LLP. Also, if the ratification of the appointment of Deloitte & Touche LLP is approved, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accounting firm at any time and without shareholder approval if the Audit Committee believes that such a change would be in our best interest and the best interest of our shareholders.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026 ON THE ENCLOSED WHITE PROXY CARD.
FEES PAID TO AUDITORS
The following table sets forth certain fees billed to us by Deloitte & Touche LLP in connection with various services provided to us throughout 2025 and 2024.
Service	Aggregate Fees Billed for FY 2025		Aggregate Fees Billed for FY 2024
Audit Fees(1)	$	[ ]	$1,084,000
Audit-Related Fees	$	[ ]	$0
Tax Fees	$	[ ]	$47,250
All Other Fees(2)	$	[ ]	$1,895
Total Fees	$	[ ]	$1,133,145

(1)
Represents aggregate fees for professional services rendered for: the audit of our consolidated financial statements contained in our Annual Reports on Form 10-K for 2025 and 2024; review of our condensed consolidated financial statements contained in our Quarterly Reports on Form 10-Q for 2025 and 2024; attestation report related to internal control over financial reporting for 2025 and 2024; additional audit matters unique to specific transactions or events in 2025 and 2024, including financing transactions, investing activities, comfort letters and/or new accounting standards.

(2)
Represents aggregate expenses for licenses to access a financial accounting technical database in 2025 and 2024.

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls and has primary oversight responsibility for the Company’s risk management program. The Audit Committee’s functions are described in greater detail on pages [ ] – [ ] of this proxy statement. Among other things, the Audit Committee recommends to our Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K.
The Audit Committee is comprised of six directors, all of whom are independent as determined in accordance with the Nasdaq Stock Market Rules and our Corporate Governance Guidelines. Each member of the Audit Committee is also independent within the meaning of Rule 10A-3 under the Exchange Act. Our Board of Directors has determined that three of the six members of the Audit Committee, Carl Berquist, Stephen Bramlage, and John Garratt, satisfy the attributes of an audit committee financial expert, as defined by SEC regulations.
In connection with recommending that the Company’s audited financial statements be included in its Annual Report on Form 10-K, the Audit Committee took the following steps:
•
The Audit Committee discussed with the Company’s independent registered public accounting firm their judgment as to the quality, not just the acceptability, of the Company’s accounting policies and principles and such other matters as are required to be discussed under generally accepted auditing standards, including information concerning the scope and result of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

•
Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, on a consistent basis, and the Audit Committee reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

•
The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. The Audit Committee also considered whether the independent registered public accounting firm provided non-audit services to the Company and, if so, whether the provision is compatible with maintaining the independent registered public accounting firm’s independence. This discussion and disclosure informed the Audit Committee of the independent registered public accounting firm’s independence and assisted the Audit Committee in evaluating that independence. The Audit Committee concluded that the independent registered public accounting firm is independent from the Company and its management.

•
The Audit Committee reviewed and discussed, with the Company’s management and independent registered public accounting firm, the independent registered public accounting firm reports, the Company’s audited consolidated balance sheets as of August 1, 2025 and August 2, 2024 and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the years in the three-year period ended August 1, 2025, including associated footnotes and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•
The Audit Committee reviewed and discussed CEO and CFO certifications concerning the Company’s Annual Report on Form 10-K.

Based on the discussions with the Company’s independent registered public accounting firm concerning the audit, the independence discussions, the financial statement quarterly reviews, and additional matters deemed relevant and appropriate by the Audit Committee, including internal audit activities, the Audit

Committee recommended to our Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K.
In order to ensure that the Company’s independent registered public accounting firm is engaged only to provide audit and non-audit services that are compatible with maintaining independence as defined by applicable laws and regulations, the Audit Committee requires that all services provided and fees charged by the independent registered public accounting firm be pre-approved by the Audit Committee. The authority to grant any pre-approval sought by the Audit Committee during the time period between regularly scheduled Audit Committee meetings is delegated to the Chair of the Audit Committee. All of the services described above under the caption “FEES PAID TO AUDITORS” were pre-approved by the Audit Committee.
This report has been submitted by the members of the Audit Committee:
John Garratt, Chair
Carl Berquist
Stephen Bramlage
Jody Bilney
Michael Goodwin
Gisel Ruiz
This Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference therein.

PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE CRACKER BARREL OLD COUNTRY STORE, INC. 2020 OMNIBUS INCENTIVE PLAN
Background
We are asking our shareholders to approve the First Amendment (the “First Amendment”) to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan (the “2020 Plan” and as amended by the First Amendment, the “Amended 2020 Plan”) to increase the number of shares of our common stock (“Shares”) that may be issued under the 2020 Plan by 1,325,000 Shares and extend the term of the Amended 2020 Plan to ten years following the Effective Date (as defined below). On September 2, 2025, the Board of Directors adopted the First Amendment, subject to shareholder approval (such shareholder approval date, the “Effective Date”). Other than increasing the number of Shares and extending the term of the Amended 2020 Plan, there are no other changes to the 2020 Plan, which our shareholders approved by a significant majority on November 19, 2020.
The Amended 2020 Plan is designed to promote the success and enhance the value of Cracker Barrel by aligning the individual interests of participants in the Amended 2020 Plan with those of our shareholders by providing incentives for superior performance that are intended to generate positive returns to our shareholders.
A summary of the material terms of the Amended 2020 Plan is set forth below. Such summary does not purport to be a complete description of the Amended 2020 Plan and is qualified in its entirety by reference to the complete copy of the First Amendment attached to this Proxy Statement as Appendix C and the complete copy of the Amended 2020 Plan in Appendix D.
Rationale
The purposes of the First Amendment are to increase the number of Shares available for issuance under the Amended 2020 Plan by 1,325,000 Shares and to extend the term of the Amended 2020 Plan to ten years following the Effective Date. Notably, this is the first time since 2010 that shareholders have been asked to increase the number of Shares available for equity incentive awards because of the Company’s conservative approach to granting Shares as part of equity incentive awards in compensating management. Since 2010, only executive officers have received Shares as part of their annual compensation package. Other members of senior management below the executive officer level received their annual long-term incentive (LTI) awards in the form of cash.
After Ms. Masino became our Chief Executive Officer in November 2023, she and the Board of Directors determined it to be in the best interests of the shareholders to replace the cash-based LTI plan available to the Company’s broader management group (i.e., below the executive officer level) with a Share-based plan to align such group’s interests with those of our shareholders. As a result, in September 2024, the Company significantly increased the number of employees eligible to receive Shares as part of their annual compensation packages, which accelerated the Company’s utilization of Shares under the 2020 Plan. Eligible employees received Shares having an equivalent dollar value to the cash award they would have received under the cash-based LTI plan. Accordingly, the financial impact to the Company was thus unaffected by the decision to switch from cash to Shares.
The Board of Directors believes increasing the Share Reserve under the First Amendment and extending the term of the Amended 2020 Plan is necessary to continue to promote the interests of Cracker Barrel, and its shareholders by (i) attracting, retaining and motivating key officers, employees, and directors of, and consultants to, Cracker Barrel and its subsidiaries and affiliates; (ii) providing incentives that align the interests of such persons with those of the shareholders of Cracker Barrel; and (iii) promoting the success of Cracker Barrel’s business. The Board of Directors and management believe that being able to offer equity awards as one element of our total compensation to such eligible individuals serves as an effective incentive for aligning their interests more directly with the interests of our shareholders. The proposed increase in the Share Reserve under the First Amendment is expected to provide the Company with enough Shares to make equity grants to its officers, employees and directors of the Company to remain competitive. Equity incentive awards are a key component of our executive and non-executive employees’ compensation, and we believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified executives and other key employees necessary for our continued growth and success. For these reasons, we believe approval of the First Amendment is critical to our ongoing effort to attract and retain talent and drive increased stockholder value.
We believe that our compensation practices are competitive and consistent with market practices and that our historical share utilization has been responsible and mindful of shareholder interests. We strive to achieve an appropriate mix between cash payments and equity incentive awards in order to meet our objectives by rewarding recent results, motivating long-term performance, and strengthening alignment with shareholders. Consistent with our core compensation philosophy of “pay for performance,” a significant component of our Chief Executive Officer’s and other NEO’s compensation is at-risk. Our equity awards support our philosophy by aligning executive compensation with business results and intrinsic value creation, which is ultimately reflected in increases in shareholder value, and motivating our executives to create long-term shareholder value.
Therefore, the Board believes that the First Amendment is in the best interests of our shareholders and Cracker Barrel and recommends that you vote to approve the First Amendment.
Determination of Number of Shares for the Amended 2020 Plan
As of September 26, 2025, there were [      ] Shares outstanding and the closing sale price of a Share on Nasdaq was $[      ]. As of September 26, 2025, of the 1,054,405 Shares originally reserved for issuance under the 2020 Plan, [      ] Shares had been issued, [      ] Shares were subject to outstanding awards and [      ] Shares remained available for grant. The Compensation Committee’s outside compensation consultant, FW Cook, provided advice and analysis regarding the number of additional Shares to reserve for issuance pursuant to the First Amendment. In setting the number of Shares authorized under the First Amendment for which shareholder approval is being sought, the Compensation Committee and the Board of Directors considered, among other factors, awards outstanding and shares available for grant, burn rate, overhang and potential dilution, each as discussed further below.
Awards Outstanding and Shares Available for Grant
The table below shows, as of September 26, 2025, the Shares reserved for issuance subject to outstanding awards under the 2020 Plan prior to amendment and the Shares available for future grant under the 2020 Plan prior to amendment:
Shares Reserved for Issuance Subject to Outstanding Awards		Shares Remaining Available for Future Grant
Outstanding Stock Options(1)	Outstanding Full-Value Awards(2)
[ ]	[ ]	[ ]

(1)
For these outstanding stock options, the weighted average exercise price is $[      ] and the average remaining exercisable term is [      ] years.

(2)
Includes [      ] Time-Based RSUs (which vest solely based upon continued employment over a specified period of time), [      ] performance-based LTPP Awards (which vest based upon continued employment over a specified period of time and the achievement of predetermined financial and performance targets over time), and [      ] restricted stock awards (which vest solely based upon continued employment over a specified period of time). The performance-based LTPP Awards reported reflect the number of performance-based shares that would vest upon achievement of target performance; the number of performance-based shares that vest can vary from zero to two times the LTPP Awards granted based on actual performance compared to target.

Burn Rate
Our three-year average burn rate, which we define as the number of Shares subject to equity awards granted in a fiscal year divided by the weighted average Shares outstanding for that fiscal year, was 1.20% for fiscal years 2025 through 2023. The following table includes information necessary to calculate burn rate under the 2020 Plan for the last three fiscal years.

Share Element	2025	2024	2023
Stock Options Granted	119,232	0	0
Performance-Based LTPP Awards Granted(1)	92,508	92,026	47,594
Time-Based RSUs and Restricted Stock Granted	210,925	129,174	109,913
Total Awards Granted(2)	422,665	221,200	157,507
Weighted Average Shares Outstanding	22,252,034	22,191,961	22,167,875
Annual Burn Rate	1.90%	1.00%	0.71%
Three-Year Average Burn Rate	1.20%

(1)
The LTPP Awards have a three-year performance period, and actual awards are determined following the end of the performance period, subject to continued employment by the grantee.

(2)
Represents, with respect to each fiscal year listed above, the sum of (i) all time-based RSUs and restricted stock awards granted, (ii) performance-based LTPP Awards granted, based on target-level performance, and (iii) stock options granted.

Overhang and Potential Dilution
An additional metric that we use to measure the cumulative impact of the 2020 Plan is overhang, which measures potential shareholder dilution. As of August 1, 2025, there were 22,267,724 Shares outstanding, 682,115 Shares were subject to outstanding awards under the 2020 Plan, and 316,883 Shares were available for future awards under the 2020 Plan. Therefore, as of August 1, 2025, our fully-diluted overhang was approximately 4.29%. If the First Amendment is approved, the shares available for issuance would increase the overhang to approximately 9.45%. This is a conservative estimate of overhang because it assumes Performance-Based LTPP Awards being earned and paid out at maximum performance. We calculate the fully diluted “overhang” as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.
Summary of Material Features of the Amended 2020 Plan
The only changes effectuated by the First Amendment are (i) the increase in the Share Reserve by a maximum of 1,325,000 Shares and (ii) the extension of the term of the Amended 2020 Plan to ten years following the Effective Date. No other feature of the 2020 Plan is being modified in any respect, including the following selected features of the 2020 Plan:
•
Prohibition on Repricing Options or SARs.   Stock options and stock appreciation rights (“SARs”) will not be repriced, bought out for cash or replaced with any other award, without shareholder approval.

•
Limitation on Awards to Non-Employee Directors.   The Amended 2020 Plan contains annual limits on the amount of awards that may be granted to non-employee directors.

•
No Dividends or Dividend Equivalents on Unearned or Unvested Awards.   No award may provide for payment of dividend equivalent rights unless and until the underlying award becomes fully vested. Stock options and SARs are not eligible for dividends or dividend equivalents.

•
Awards Subject to Clawback Policies.   Awards are subject to the Company’s recoupment, or “clawback,” policy as in effect from time to time and any recoupment required by applicable law or the terms of an individual award agreement. A description of the effects of our current recoupment policy is set forth under “Recoupment Provisions” on page [  ] of this Proxy Statement.

•
No “Evergreen” Provision.   The Amended 2020 Plan does not contain an evergreen feature under which the Share Reserve can be automatically replenished.

•
Minimum Vesting Periods.   The Amended 2020 Plan generally subjects plan awards to a one-year minimum vesting period.

•
Minimum Exercise Price.   Stock options and SARs cannot be granted with an exercise price less than the fair market value on the grant date, except for certain substitute awards described in the Amended 2020 Plan; and

Based solely on the closing price of our Shares as reported by Nasdaq on September 26, 2025 and the maximum number of Shares subject to the Share Reserve, the maximum aggregate market value of the Shares that could potentially be issued under the Amended 2020 Plan is $[      ]. Shares subject to awards under both the 2010 Plan and the Amended 2020 Plan may be returned to the Share Reserve, as described in “How many shares of Cracker Barrel common stock will be available for awards under the Amended 2020 Plan?” below.
Who is eligible to participate in the Amended 2020 Plan?
The First Amendment does not change participant eligibility. Employees and consultants of Cracker Barrel or its subsidiaries and affiliates, and Cracker Barrel’s nonemployee directors, may be selected by the Administrator (as defined below) to receive awards under the Amended 2020 Plan. However, only employees may receive ISOs (as defined below). The Administrator determines which eligible persons will receive awards and the size, terms, conditions and restrictions of such awards. We refer to eligible persons who have been approved to receive awards under the Amended 2020 Plan as “participants”. As of August 1, 2025, approximately 76,700 of our employees, 9 non-employee directors and 0 consultants would be eligible to participate in the Amended 2020 Plan if it were currently in place.
How will the Amended 2020 Plan be administered?
The First Amendment does not change the administration of the 2020 Plan. The Amended 2020 Plan generally will be administered by the Board or, in the Board’s discretion, the Compensation Committee or such other committee or subcommittee of Board members designated by the Board in accordance with the terms of the Amended 2020 Plan (the “Administrator”). The Administrator will have the broad authority to administer, construe and interpret the Amended 2020 Plan, to make rules, and changes in such rules, for carrying out the Amended 2020 Plan, to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Amended 2020 Plan, and to establish the terms and conditions of any award consistent with the provisions of the Amended 2020 Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Unless otherwise expressly provided in the Amended 2020 Plan, all designations, determinations, interpretations and other decisions under or with respect to the Amended 2020 Plan or any award are within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive and binding upon any participant and any holder or beneficiary of any award.
Except with respect to awards granted to our executive officers (within the meaning of Rule 16a-1 of the Securities Exchange Act of 1934) and subject to the requirements of applicable law and the Amended 2020 Plan, the Administrator may delegate the authority to grant and administer awards under the Amended 2020 Plan to a committee of one or more members of the Board or one or more of our executive officers. The Administrator shall have sole authority to determine whether to review any actions and/or interpretations of any such delegate administrator, and if the Administrator shall decide to conduct such a review, any actions and/or interpretations of any such delegate administrator shall be subject to approval, disapproval or modification by the Administrator. Pursuant to the terms of the Amended 2020 Plan, ministerial administration of the Amended 2020 Plan and awards is delegated to Cracker Barrel.
How many shares of Cracker Barrel common stock will be available for awards under the Amended 2020 Plan?
The 2020 Plan succeeded the Cracker Barrel Old Country Store, Inc. 2010 Omnibus Stock and Incentive Plan (the “2010 Plan”). The 2020 Plan did not authorize additional Shares for issuance in excess of the Shares authorized and available under the 2010 Plan. Following the adoption of the 2020 Plan, no further awards were made under the 2010 Plan, and any outstanding awards issued under the 2010 Plan continued to be governed by the 2010 Plan.
The aggregate number of Shares available for awards pursuant to the Amended 2020 Plan (the “Share Reserve”) is equal to (i) 1,033,441, plus (ii) Shares that become available for issuance pursuant to the terms of the 2010 Plan following September 24, 2020 (such date, the “Cutoff Date”), minus (iii) the number of Shares that are subject to awards granted pursuant to the 2010 Plan after the Cutoff Date, plus (iv) 1,325,000 Shares. 1,033,441 Shares may be issued as ISOs under the Amended 2020 Plan. No award may be granted or awarded after the ten year anniversary of the Effective Date, which date is November 20, 2035.
The grant of any award (other than a cash-based award) will reduce the Share Reserve by one Share for each such Share subject to an award. Shares purchased at fair market value (including awards that a participant elects to receive in lieu of fully vested compensation that is otherwise due) under the Amended 2020 Plan will not reduce the Share Reserve. If any award pursuant to the Amended 2020 Plan is surrendered or forfeited, expires unexercised, or is settled in cash (in whole or in part), or any award under the 2010 Plan is surrendered, forfeited, expires unexercised, or is settled in cash (in whole or in part), the Shares subject to such award will be added to the Share Reserve. Additionally, Shares tendered by the participant or withheld by Cracker Barrel in payment of the purchase price of an Option (or an option granted under the 2010 Plan), to satisfy any tax withholding obligation with respect to an Award (or an award granted under the 2010 Plan), and Shares subject to a SAR (or a similar right granted under the 2010 Plan) that are not issued in connection with its stock settlement on exercise will be added back to the Share Reserve.
To the extent permitted by applicable stock exchange rules, dividend equivalents paid or credited with respect to restricted stock units (whether issued subject to time-based or performance-based vesting) shall not be applied against the Share Reserve, whether or not such dividend equivalents are converted into restricted stock units. In addition, Cracker Barrel may substitute or assume outstanding awards granted by another company acquired by Cracker Barrel or with which Cracker Barrel combines, by either: (i) granting an award under the Amended 2020 Plan in substitution of such other company’s award or (ii) assuming such award (subject to appropriate adjustments reflecting the transaction) as if it had been granted under the Amended 2020 Plan if the terms of such assumed award could be applied to an award granted under the Amended 2020 Plan. Such substitute or assumed awards will not reduce the Shares authorized for grant under the Amended 2020 Plan. Additionally, in the event that Cracker Barrel or any of our subsidiaries acquires or combines with a company that has shares available under a pre-existing plan approved by the shareholders of such company (and not in contemplation of such acquisition or combination), the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the Amended 2020 Plan to employees of such other company retained by Cracker Barrel in certain circumstances and will not reduce the Share Reserve.
What types of awards are available under the Amended 2020 Plan?
The First Amendment does not change the types of awards under the 2020 Plan. They remain the same, as follows.
Stock Options.   Incentive stock options, as defined under Section 422 of the Code (“ISOs”), and non-qualified stock options (each, an “option”) grant the recipient the right to purchase a certain number of Shares at a predetermined exercise price during the term of the option. Except in the case of substitute awards, the option exercise price of all options granted pursuant to the Amended 2020 Plan may not be less than 100% of the fair market value of our Shares on the date of grant. Options may become vested and exercisable as determined by the Administrator but may not have a term beyond the tenth anniversary of the date of grant. To qualify as ISOs, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year. Options that do not qualify as ISOs are treated as non-qualified stock options. Except in the case of certain corporate transactions set forth in the Amended 2020 Plan, the Amended 2020 Plan prohibits, without shareholder approval: (i) amending the terms of previously granted options to reduce the exercise price, (ii) canceling options in exchange for cash or a grant of either substitute options with a lower exercise price than the cancelled award, or any other award, and (iii) taking any other action with respect to options that would be treated as a repricing under the rules and regulations of the applicable stock exchange.
The Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of the exercise price of an option through any of the following methods: (i) cash or cash equivalents, (ii) Shares (under the terms set forth in the Amended 2020 Plan), (iii) through the withholding of Shares (valued at their fair market value on the date of exercise) otherwise issuable upon the exercise of an option,

(iv) through a broker assisted exercise arrangement, and (v) by any other method to the extent permitted by applicable laws. Except as otherwise provided in an award agreement or by the Administrator, the vested and exercisable portion of an option shall expire upon a participant’s termination of service.
Stock Appreciation Rights.   A SAR entitles its holder to receive, upon exercise, an amount payable in cash or Shares (or combination thereof) equal to the product of (i) the number of Shares subject to the SAR that is being exercised multiplied by (ii) the excess of (A) the fair market value of a Share on the date the award is exercised, over (B) the exercise price specified in the award agreement, subject to any limitations imposed by the Administrator. The exercise price specified in the award agreement may not be less than 100% of the fair market value of a Share on the date the SAR is granted. The Administrator will determine the vesting period of the SAR and SARs may not have a term beyond ten years from the date of grant. Except in the case of certain corporate transactions set forth in the Amended 2020 Plan, the Amended 2020 Plan prohibits, without shareholder approval: (i) amending the terms of previously granted SARs to reduce the exercise price, (ii) canceling SARs in exchange for cash or a grant of either substitute SARs with a lower exercise price than the cancelled award, or any other award, and (iii) taking any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the applicable stock exchange. Except as otherwise provided in an award agreement or by the Administrator, the vested and exercisable portion of a SAR shall expire upon a participant’s termination of service.
Restricted Stock.   A restricted stock award is the grant of Shares at a purchase price (if any) determined by the Administrator that may be subject to certain restrictions or other vesting requirements, including the participant’s continued service or the achievement of certain performance goals. Restricted stock is nontransferable and may not be sold or encumbered until all restrictions are terminated or expire. Except as may be provided otherwise in an award agreement, a participant holding Shares subject to a restricted stock award is entitled to (i) all voting rights with respect to such Shares, (ii) all dividends paid with respect to such Shares (subject to the Amended 2020 Plan’s prohibition of the payment of dividends unless and until the underlying award vests), and (iii) all other rights as a holder of unrestricted Shares with respect to such Shares.
Restricted Stock Units.   A restricted stock unit is an unfunded, unsecured right that provides for the issuance of one Share (or the cash value thereof) at a future date upon the satisfaction of specific conditions. The Administrator will specify in an award agreement the dates or conditions under which the restricted stock units will become fully vested and nonforfeitable and may specify other conditions to vesting. The Administrator may provide that settlement of restricted stock units will occur upon or as soon as reasonably practicable after the restricted stock units vest or will instead be deferred, on a mandatory basis or at the participant’s election, in a manner intended to comply with Section 409A of the Internal Revenue Code (the “Code”). Restricted stock units may be settled in cash, Shares or a combination thereof, as determined by the Administrator. Participants have no voting rights with respect to Shares underlying restricted stock units until such Shares are issued. The Administrator has discretion to provide participants holding an award of restricted stock units with dividend equivalents with respect to such award. Dividend equivalents, if any, are subject to the same terms and conditions (including vesting conditions) and shall be settled in the same manner and at the same time as the restricted stock units originally subject to the applicable award.
Performance Awards.   A performance award is an award denominated in Shares subject to one or more “performance objectives” (as defined in the Amended 2020 Plan) approved by the Administrator for a performance period established by the Administrator while the outcome for that performance period is substantially uncertain and such other terms and conditions as the Administrator may deem appropriate for inclusion in an award agreement. A performance award may be in the form of restricted stock, restricted stock units or other share-based award. Each award agreement evidencing a performance award will contain provisions regarding the number of Shares that may be earned or issued thereunder, and the manner of determining the number Shares actually earned or to be issued thereunder based on the attainment of the pre-established performance objectives.
Payment or settlement of earned performance awards will be made as soon as practicable after the expiration of the applicable performance period. The Administrator, in its sole discretion, may pay earned performance awards in the form of cash, in Shares (which have an aggregate fair market value equal to the value of the earned performance award at the close of the applicable performance period) or in a combination thereof. The Administrator may provide for the deferral of earned performance awards consistent with Section 409A of the Code. Participants have no voting rights with respect to Shares underlying performance awards until such Shares are issued. The Administrator has discretion to provide participants holding a performance award with dividend equivalents with respect to such award. Dividend equivalents, if any, are subject to the same terms and conditions (including vesting conditions) and shall be settled in the same manner and at the same time as the Shares originally subject to the performance award.
Cash-Based Awards.   The Administrator may grant cash-based awards under the Amended 2020 Plan to participants. Cash-based awards will be granted subject to the achievement of certain performance objectives or other vesting criteria. The Administrator will determine the maximum duration of the cash-based awards, the amount of cash to which the cash-based award pertains, the method for determining the amount of the cash that may become payable under the cash-based award, the conditions upon which the cash-based award will become vested or payable, and such other provisions as the Administrator determines. Each cash-based award will specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment with respect to a cash-based award will be made in accordance with the terms of the award and may be made in cash, or, at the Administrator’s discretion, Shares.
Other Stock-Based Awards.   The Amended 2020 Plan also authorizes the grant of awards other than those enumerated in this summary that are denominated in, linked to or derived from Shares or value metrics related to our Shares. The Administrator may allow Directors to elect, or may require Directors, to receive an Other Stock-Based Award in lieu of other cash compensation (including all or a portion of the Directors’ retainers and meeting fees), to which the Directors may otherwise be entitled.
Are awards under the Amended 2020 Plan transferable?
The First Amendment does not change the transferability of awards under the 2020 Plan. Awards issued under the Amended 2020 Plan generally may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered, with limited exceptions in the case of by will or the laws of descent and distribution and/or, in the case of non-qualified stock options or SARs only, as may be provided by the Administrator in its discretion or pursuant to a domestic relations order. Awards may not be transferred to a third party for consideration.
How are tax withholding and payment obligations handled under the Amended 2020 Plan?
The First Amendment does not change the tax withholding and payment obligations under the 2020 Plan. Under the terms of the Amended 2020 Plan, prior to the delivery of any Shares or cash pursuant to an award (or exercise, vesting or settlement thereof, as applicable) at such times required by applicable law, Cracker Barrel (or, as applicable, a subsidiary or affiliate) will have the power and the right to deduct or withhold, or require a participant to remit to Cracker Barrel (or, as applicable, a subsidiary or affiliate), an amount sufficient to satisfy federal, state, local, foreign or other taxes required to be withheld with respect to such award.
Subject to the specified conditions set forth in the Amended 2020 Plan, the Administrator may, in its discretion, permit a participant to satisfy the tax obligations incident to an award by: (i) electing to have Cracker Barrel withhold Shares or other property otherwise deliverable to such participant pursuant to the award and/or (ii) tendering to Cracker Barrel Shares owned by such participant and purchased or held for any specified requisite period of time.
What happens in the event of corporate transactions affecting the Shares?
The First Amendment does not change what happens to Shares in the event of corporate transactions under the 2020 Plan. The Administrator has broad discretion to equitably adjust the provisions of the Amended 2020 Plan and the terms and conditions of existing and future awards in the event of unusual or non-recurring transactions, including an extraordinary dividend or other distribution (whether in the form of an extraordinary cash dividend or a dividend of Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of Cracker Barrel, issuance of warrants or other rights to purchase Shares or other securities of Cracker Barrel, or other similar corporate transaction or event that affects the Shares. Such adjustments would not be made in connection with payment of our ordinary cash dividend program or with special cash dividends that the Board may declare from time to time and are not connected with any particular transaction or other corporate-level event.
In the event of a “change in control” (as defined in the Amended 2020 Plan), (i) options and SARs will be cancelled and terminated without payment if the fair market value of a Share as of the date of the change in control is equal to or less than the exercise price applicable to such option or SAR, and (ii) any performance awards and cash-based awards will be considered earned and payable at “target” levels of achievement of the applicable performance objectives and such awards will revert to a solely time-based vesting award for the remainder of the performance period, except as otherwise determined by the Administrator.
Unless provided otherwise by the Administrator, in the event of a change in control in which the successor entity assumes an outstanding award, substitutes an equivalent award pursuant to which shares of such successor entity’s common stock may be issued under such outstanding award, or continues an outstanding award (collectively “Assumed”), the original terms of such award will continue in effect following the change in control; provided that if a participant’s service with the successor entity is terminated for any reason within 24 months following the change in control (or other period set forth in the applicable award agreement), options and SARs outstanding as of the date of such termination will immediately vest, become fully exercisable and may thereafter be exercised for 24 months, and the restrictions, limitations and other conditions applicable to restricted stock, restricted stock units and other stock-based awards (including performance awards and cash-based awards that have reverted to time-based awards) outstanding as of the date of termination will lapse at such time. Unless provided otherwise by the Administrator, in the event of a change in control, to the extent awards are not Assumed by the successor entity, then immediately prior to the change in control (i) options and SARs outstanding as of the date of the change in control that are not Assumed shall immediately vest and become fully exercisable for a period of time prior to, and ending on, the effective date of a change in control determined by the Administrator and communicated to the affected participants and (ii) restrictions, limitations and other conditions applicable to restricted stock, restricted stock units and other stock-based awards (including performance awards and cash-based awards that have reverted to time-based awards) shall lapse and such award shall become free of all restrictions, limitations and conditions and become fully vested.
What happens to awards under the Amended 2020 Plan when a participant ceases providing services?
The First Amendment does not change what happens to awards under the 2020 Plan when a participant ceases providing services. Unless an award agreement or other contractual agreement between a participant and Cracker Barrel provides otherwise, upon the termination of a participant’s service relationship with Cracker Barrel, and upon such other times specified in the award agreement, the unvested portion of an award is forfeited for no consideration. Additionally, if a participant’s service relationship is terminated for cause, any outstanding awards held by such participant (whether vested or unvested) shall terminate immediately.
Are awards under the Amended 2020 Plan subject to clawback or other forms of recoupment?
The First Amendment does not change the clawback or recoupment rules under the 2020 Plan. Each participant’s rights, payments, and benefits pursuant to any grant will be subject to mandatory repayment by the participant to Cracker Barrel (i) to the extent set forth in any award agreement, or (ii) to the extent that such participant is, or in the future becomes, subject to (a) the Cracker Barrel Nasdaq Executive Compensation Recovery Policy adopted on September 21, 2023 and any other “clawback” or recoupment policy adopted by Cracker Barrel, or (b) any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws, including the Sarbanes-Oxley Act of 2002.
Does the Amended 2020 Plan contain limits on director compensation?
The First Amendment does not change the limits on director compensation under the 2020 Plan. The Amended 2020 Plan provides that the value of all awards awarded under the Amended 2020 Plan and all other cash compensation paid by Cracker Barrel to any non-employee director in any calendar year shall not exceed $750,000. The Board may make exceptions to this limit but only under extraordinary circumstances.

Are awards under the Amended 2020 Plan subject to a minimum vesting period?
The First Amendment does not change the minimum vesting requirements under the 2020 Plan. The vesting period for awards granted under the Amended 2020 Plan generally must be at least 12 months from the date of grant, subject to certain limited carve outs for substitute awards, Shares delivered in lieu of fully vested cash-based awards, certain awards to non-employee directors, or awards that equal less than 5% of the Share Reserve. The foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any award.
Can the Amended 2020 Plan be amended or terminated?
The First Amendment does not change the amendment or termination provisions of the 2020 Plan. The Board may at any time amend, alter, suspend or terminate the Amended 2020 Plan; provided that all outstanding awards will remain subject to the terms of the Amended 2020 Plan and the applicable award agreement as in effect immediately prior to such action unless determined otherwise by the Board. Cracker Barrel will obtain shareholder approval of any amendment to the Amended 2020 Plan to the extent necessary and desirable to comply with applicable laws and regulations. No amendment, alteration, suspension or termination of the Amended 2020 Plan or an award may materially and adversely impair the rights of any participant, unless mutually agreed in writing by the participant and Cracker Barrel.
New Plan Benefits
As of the date of this Proxy Statement, no awards have been made under the Amended 2020 Plan that are contingent upon shareholder approval of this proposal. The Amended 2020 Plan does not have set benefits or amounts, and no grants or awards have been made by the Board or the Administrator to date under the Amended 2020 Plan subject to shareholder approval. Because awards under the Amended 2020 Plan are discretionary, the benefits or amounts that will be received by or allocated to each named executive officer, all current executive officers as a group, all directors who are not executive officers as a group, and all employees who are not executive officers as a group under the Amended 2020 Plan are not presently determinable.
What are the general U.S. federal income tax consequences of the Amended 2020 Plan?
The First Amendment does not change the income tax consequences of the 2020 Plan. The following is a general summary under current law of the principal U.S. federal income tax consequences related to certain awards under the Amended 2020 Plan. This summary deals with general U.S. federal income tax principles that apply and is provided only for general information. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors. This summary assumes that all awards granted under the Amended 2020 Plan are exempt from or comply with the rules under Section 409A of the Code relating to nonqualified deferred compensation.
Non-Qualified Stock Options.   No income is generally recognized by the participant at the time a non-qualified stock option is granted. Generally (i) at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise, and Cracker Barrel is entitled to receive a tax deduction for U.S. federal income tax purposes in the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering Shares.
Incentive Stock Options.   No income is generally recognized by the participant upon the grant or exercise of an ISO (although the alternative minimum tax may apply to the exercise of an ISO). If Shares issued to a participant pursuant to the exercise of an ISO are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such Shares, any amount realized in excess of the exercise price (the amount paid for the Shares) will be taxed to the participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) Cracker Barrel will not be entitled to any deduction for federal income tax purposes.

If Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Shares at exercise (or, if less, the amount realized on a sale of such Shares) over the exercise price thereof, and (ii) Cracker Barrel will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the ISO is paid by tendering Shares.
If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above and in the Code, the option is treated as a non-qualified stock option. Generally, an ISO will not be eligible for the tax treatment described above if it is exercised more than three months following termination of a participant’s employment.
Stock Appreciation Rights.   The grant of a SAR with an exercise price equal to the fair market value of the Shares on the date of grant will not result in taxable income to the participant or Cracker Barrel. Upon exercise, the amount of cash or the fair market value of Shares received will be taxable to the participant as ordinary income, and Cracker Barrel will be allowed a corresponding deduction for U.S. federal income tax purposes. Gains or losses realized by the participant upon disposition of any such Shares will be treated as capital gains and losses, with the basis in such Shares equal to the fair market value of the Shares at the time of exercise.
Restricted Stock.   A participant who has been granted a restricted stock award generally will not recognize taxable income at the time of grant, and Cracker Barrel will not be entitled to a deduction for U.S. federal income tax purposes. Upon the vesting of Shares subject to an award of restricted stock, the holder generally will recognize ordinary income in an amount equal to the then fair market value of those Shares in excess of the amount paid, if any, for such Shares, and Cracker Barrel will be entitled to a corresponding deduction. Gains or losses recognized by the participant upon disposition of such Shares generally will be treated as capital gains and losses, with the basis in such Shares equal to the fair market value of the Shares at the time of vesting.
A participant may elect, pursuant to Section 83(b) of the Code, to have the income recognized and measured at the date of grant of a restricted stock award, and to have the applicable holding period commence as of that date. Participants should consult their own tax advisors regarding the consequences of making any election under Section 83(b) of the Code with respect to an award of restricted stock.
Restricted Stock Units.   A participant who has been granted an award of restricted stock units will not realize taxable income at the time of grant and Cracker Barrel will not be entitled to a U.S. federal income tax deduction at that time. A participant generally will recognize ordinary income in an amount equal to the cash or the then fair market value of the Shares received upon settlement of the restricted stock units when such cash or Shares are made available to, and are transferable by, the participant, and Cracker Barrel generally will be entitled to an income tax deduction at that time. Gains or losses recognized by the participant upon disposition of any Shares received upon settlement of an award of restricted stock units generally will be treated as capital gains and losses, with the basis in such Shares equal to the fair market value of the Shares at the time they were made available to the participant.
Performance Awards.   Payments made under performance awards are taxable as ordinary income at the time the performance objectives are attained (and any other requirements are met) and the Shares or other payments are made available to, and are transferable by, the participant. Participants receiving performance awards settled in Shares will recognize ordinary income equal to the fair market value of the Shares received as the performance goals are met and such Shares subsequently are made available to the participant, less any amount paid by the participant for the Shares. The participant is also subject to capital gain or loss treatment on the subsequent sale of any of the Shares received by the participant in connection with a performance award. Such participant’s tax basis in the Shares generally is its fair market value at the time the Shares become vested and are made available to the participant.
Other Awards.   Cracker Barrel generally will be entitled to a deduction for U.S. federal income tax purposes in connection with other awards under the Amended 2020 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such income at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Section 162(m) of the Code.   Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the Amended 2020 Plan, whether alone or combined with other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.
Section 409A of the Code.   Certain types of awards under the Amended 2020 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are satisfied, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Amended 2020 Plan and awards granted under the Amended 2020 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Administrator, the Amended 2020 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
Participants Responsible for Tax Consequences of Awards.   Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on them as a result of, or in respect of any award, payment or benefit delivered in connection with the Amended 2020 Plan (including any taxes and penalties under Section 409A of the Code), and Cracker Barrel shall not have any obligation to indemnify or otherwise hold any participant harmless from any of such taxes or penalties.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to Cracker Barrel, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Not a Qualified Plan.   The Amended 2020 Plan is not intended to be qualified under Section 401(a) of the Code.
Equity Compensation Plan Information
The following table sets forth information with respect to our equity plans as of August 1, 2025.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	Options – [ ]	[ ]
	Full Value – [ ](2)	—	[ ]
Equity compensation plans not approved by security holders	Options – 0	—	—
	Full Value – 0	—	—
Total	Options – [ ]	[ ]	[ ]
	Full Value – [ ](1)	—	[ ]

(1)
The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSU or restricted stock awards, which have no exercise price.

(2)
Includes target awards under the 2025, 2024, and 2023 LTPP Grants, and representing a total of [      ] shares of common stock. Actual share awards, if any, will be made at the end of the applicable performance period for each of these plans. Also includes all unvested Time-based RSU Grants to Company executives and members of the Board of Directors, representing a total of [      ] shares of common stock.

Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT A VOTE “FOR” THE APPROVAL OF THE FIRST AMENDMENT TO THE CRACKER BARREL OLD COUNTRY STORE, INC. 2020 OMNIBUS INCENTIVE PLAN ON THE ENCLOSED WHITE PROXY CARD.

PROPOSALS 5 – 7: ADVISORY RATIFICATION OF BYLAW PROVISIONS
Overview
We are submitting, and our Board of Directors unanimously recommends that you vote “FOR” three separate proposals to ratify, on an advisory basis, the following provisions of our Third Amended and Restated Bylaws (the “Bylaws”) that were adopted by our Board of Directors and implemented in May 2025:
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Proposal 5:   a proxy access provision (the “Proxy Access Provision”);

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Proposal 6:   a provision that prohibits the renomination of director candidates for up to three years who fail to receive certain minimum levels of shareholder support (the “Ineligibility Provision”); and

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Proposal 7:   a provision that requires (i) a shareholder that nominates one or more director nominees for election at any two meetings of shareholders at which directors are to be elected (whether or not consecutive) during any five-year period to reimburse the Company for up to $5 million of the Company’s documented out-of-pocket costs and expenses following the second meeting, if all of such shareholder’s director nominees fail to receive certain minimum levels of shareholder support; or (ii) the Company to reimburse the nominating shareholder for up to $5 million of the nominating shareholder’s documented out-of-pocket costs and expenses incurred in connection with such shareholder’s nomination of candidates for election at such second meeting, if any such nominee who is not recommended by our Board of Directors is elected (the “Mutual Reimbursement Provision”).

A copy of our Bylaws (inclusive of Section 6.9, which contains the Proxy Access Provision; Section 3.8, which contains the Ineligibility Provision; and Section 6.8I, which contains the Mutual Reimbursement Provision) is attached hereto as Appendix E.
Reasons for the Proposals
Our Board of Directors regularly reviews our governing documents and considers possible changes as part of our ongoing commitment to maintain strong corporate governance practices. In connection with the Company’s 2024 Annual Meeting of Shareholders, Biglari conducted a proxy contest seeking seats on the Board of Directors, marking the sixth time since 2011 that Biglari had initiated a proxy contest to seek seats on the Board (the fourth such contest seeking a Board seat for Sardar Biglari personally) and the seventh time that Biglari had conducted a contested solicitation of proxies from the Company’s other shareholders. In all of these contests that went to a vote, including at the 2024 Annual Meeting, each candidate nominated by Biglari was rejected by our shareholders by large margins. For example, at our 2020 Annual Meeting of Shareholders, the nominee proposed by Mr. Biglari received the favorable vote of approximately 13% of the votes cast for the election of directors (or approximately 2.5% of the favorable votes cast for the election of directors by persons unaffiliated with Biglari). Most recently, at our 2024 Annual Meeting, both nominees proposed by Biglari who were not recommended by our Board of Directors, including Mr. Biglari himself, received the favorable vote of less than 20% of the votes cast for the election of directors, even when taking into consideration the votes cast by Biglari. Despite the lack of material shareholder support for Biglari’s nominees, each of these contests compelled the Company to devote significant resources, including management and Board time and attention as well as considerable expense, to the defense of the Company’s nominees and positions.
During the Company’s engagement with shareholders in connection with the 2024 proxy contest, several shareholders expressed frustration that a single shareholder like Biglari could subject the Company to repeated proxy contests that impose significant costs with no significant support from other shareholders. In response to this feedback, the Board undertook a comprehensive review of the Company’s organizational governing documents relating to director nominations and elections to evaluate the adoption of measured safeguards that would uphold the highest standards of corporate governance without discouraging bona fide shareholder proposals or nominations of director candidates.
As a result of this review, the Board of Directors determined to adopt a number of corporate governance reforms designed to update the Company’s director nomination and election process and to protect the

Company and the interests of all of the Company’s shareholders against serial nominations and proposals by individual shareholders that impose significant, unavoidable costs on the Company despite a lack of meaningful support from other shareholders. On May 16, 2025, our Board of Directors unanimously adopted the Bylaws to implement the following four key reforms:
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Majority Voting Standard in Director Elections.   Although majority voting has become widely accepted among public companies in the United States, and the Board of Directors had in recent years discussed on numerous occasions the prospect of adopting a majority voting standard for director nominees at the Company, the Company’s history of numerous contested director elections and continual public criticism of the Company by Biglari beginning in 2011 had caused the Board of Directors to question whether any changes to the Company’s voting procedures were advisable while Biglari’s campaign remained ongoing. However, having determined to adopt the other reforms mentioned below, the Board of Directors determined also to act on its belief that implementing a majority voting standard would be in the best interests of the Company and its shareholders by allowing shareholders a more direct means of expressing through their vote in annual director elections their approval of, or concerns about, the Company’s and the Board’s performance, even in the absence of a proxy contest. Although part of the same reform package as the measures described below in Proposals 5, 6 and 7, the Board of Directors believes this change is manifestly in the Company’s and all shareholders’ interests and therefore is not seeking shareholder advisory ratification of this measure.

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The Proxy Access Provision.   During the past decade, many U.S. public companies have adopted “proxy access” provisions whereby shareholders meeting certain ownership criteria are given the ability to submit director nominees for inclusion in the Company’s own proxy statement, rather than as part of the shareholder’s own separate solicitation as in a proxy contest. Our Board of Directors believes that the Proxy Access Provision offers a meaningful opportunity to shareholders with significant and sustained interests to include candidates for election to our Board of Directors in our proxy statement.

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The Ineligibility Provision.   Once our shareholders have rejected a nominee by substantial margins, the Board believes it is inappropriate for the same individual to be renominated again for a reasonable period of time. Although the nominating shareholder is free to nominate other individuals to serve as director under the Ineligibility Provision, it is wasteful for such nominating shareholder to renominate the same individuals who have been overwhelmingly rejected by our shareholders. The Ineligibility Provision thus prohibits candidates who fail to receive certain minimum levels of support in contested elections from being renominated for a limited period of up to three years, depending upon the level of support received. Our Board of Directors believes the Ineligibility Provision will protect our shareholders from recurring, unproductive proxy contests by preventing the same unsuccessful candidates from being put before shareholders year after year while at the same time allowing the nominating shareholder to nominate other candidates who may be more widely supported.

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The Mutual Reimbursement Provision.   Another consistent theme of shareholder feedback from the Company’s engagement in connection with the 2024 proxy contest was questioning why the Company, and by extension all of its shareholders, should be forced to incur the costs of defending against repeated nominations that fail to receive minimal levels of support beyond that of the nominating shareholder itself. These expenses are considerable. The Company estimates that it spent a total of approximately $31 million in proxy contest defense costs across seven contested solicitations initiated by Biglari since 2011, including approximately $8.2 million in connection with the 2024 Annual Meeting of Shareholders alone. The Mutual Reimbursement Provision provides for a partial recoupment of proxy contest expenses to the extent director candidates proposed by a shareholder (other than pursuant to our Proxy Access Provision) are rejected by a significant majority of our shareholders more than once during a five-year period. To ensure that the Mutual Reimbursement Provision is narrowly targeted solely at serial nominations that fail to receive even minimal support, if any of a shareholder’s nominees receives at least the minimal level of support in a single election during the measurement period, the shareholder is not required to reimburse the Company even if the nominee is not elected — and if any nominee is elected, then the shareholder’s expenses in connection with the reimbursable contest will be reimbursed by the Company up to

$5 million. The Board of Directors believes this mutual commitment represents a balanced way to provide proper incentives and protect the Company and all shareholders’ interests.
The Ineligibility Provision and the Mutual Reimbursement Provision aim to minimize unnecessary costs associated with repeated nominations of candidates who do not have meaningful shareholder support and ensure our director nomination process remains focused on individuals who will positively contribute to the Company. Candidates nominated to our Board of Directors by shareholders must secure only 25% of the favorable vote to avoid the prohibition on renomination under the Ineligibility Provision or the reimbursement of expenses under the Mutual Reimbursement Provision. By setting the threshold of stockholder support at a modest 25% of the favorable vote, we seek to protect our shareholders against the unique circumstances facing the Company in which a single dissident shareholder repeatedly wages proxy contests to appoint himself to our Board of Directors and is repeatedly and soundly rejected by our shareholders without discouraging our shareholders from participating in the Company’s governance.
Consistent with our commitment to ensuring shareholders have a meaningful voice and role in the Company’s governance, we are submitting the Proxy Access Provision, the Ineligibility Provision and the Mutual Reimbursement Provision to our shareholders for ratification, on an advisory basis, even though no such ratification is required.
On September 18, 2025, the Company received notice of Biglari’s intent to conduct an eighth contested solicitation of proxies from the Company’s other shareholders, seeking proxies to vote against the re-election of Ms. Masino and Mr. Dávila and against the approval of Proposals 2, 4, 6 and 7 at the Annual Meeting.
Consequences of Not Approving These Proposals
If our shareholders do not ratify the Proxy Access Provision, the Ineligibility Provision or the Mutual Reimbursement Provision, our Board of Directors will consider such vote in determining whether to amend the Bylaws to remove any such provision. None of Proposals 5, 6 and 7 are contingent upon any other proposal being approved.

PROPOSAL 5: ADVISORY RATIFICATION OF THE PROXY ACCESS PROVISION OF OUR BYLAWS
Description of Proxy Access Provision
In connection with the adoption of our Bylaws, our Board of Directors adopted Section 6.9 of the Bylaws, which contains the Proxy Access Provision. Section 6.9 of the Bylaws permits a shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company’s outstanding common stock continuously for a period of at least three years, to propose and include in the Company’s proxy materials a number of director nominees not to exceed 20% of the number of directors in office as of the last day on which the notice of proxy access nomination may be delivered, so long as the nominating shareholder and nominees satisfy certain eligibility and procedural requirements set forth in Article 6 of the Bylaws. A copy of the Bylaws, inclusive of Section 6.9, is attached hereto as Appendix E.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION, ON AN ADVISORY BASIS, OF THE ADOPTION OF THE PROXY ACCESS PROVISION ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL 6: ADVISORY RATIFICATION OF THE INELIGIBILITY PROVISION OF OUR BYLAWS
Description of Ineligibility Provision
In connection with the adoption of our Bylaws, our Board of Directors adopted Section 3.8 of the Bylaws, which contains the Ineligibility Provision. The Ineligibility Provision prohibits the re-nomination of any nominee (including a nominee proposed pursuant to the Proxy Access Provision) to the Board for a three year period following a director election in which such nominee fails to receive the favorable votes of at least 20% of the votes cast for the election of directors, or for a two year period following a director election in which such nominee fails to receive the favorable votes of at least 25% but not less than 20% of the votes cast for the election of directors. A copy of the Bylaws, inclusive of Section 3.8, which contains the Ineligibility Provision is attached hereto as Appendix E.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION, ON AN ADVISORY BASIS, OF THE ADOPTION OF THE INELIGIBILITY PROVISION ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL 7: ADVISORY RATIFICATION OF THE MUTUAL REIMBURSEMENT PROVISION OF OUR BYLAWS
In connection with the adoption of our Bylaws, our Board of Directors adopted Section 6.8I of the Bylaws, which contains the Mutual Reimbursement Provision. The Mutual Reimbursement Provision requires that in the event that any shareholder nominates one or more director nominees for election (other than pursuant to our Proxy Access Provision) at any two meetings of shareholders at which directors are to be elected (whether or not consecutive) in any five year period, following the second meeting:
•
such nominating shareholder shall reimburse the Company for up to $5 million of the Company’s documented out-of-pocket costs and expenses incurred in connection with such shareholder’s nomination of candidates for election at such second meeting, if each such nominee who is not recommended by the Board receives a favorable vote of less than 25% of the votes cast for the election of directors at each election.

•
the Company shall reimburse the nominating shareholder for up to $5 million of the nominating shareholder’s documented out-of-pocket costs and expenses incurred in connection with such shareholder’s nomination of candidates for election at such second meeting, if any such nominee who is not recommended by the Board is elected.

•
no reimbursement by either the nominating shareholder or the Company will be required if each such nominee who is not recommended by the Board receives a favorable vote of at least 25% of the votes cast for the election of directors but no such nominee is elected.

A copy of the Bylaws, inclusive of Section 6.8I, which contains the Mutual Reimbursement Provision is attached hereto as Appendix E.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION, ON AN ADVISORY BASIS, OF THE ADOPTION OF THE MUTUAL REIMBURSEMENT PROVISION ON THE ENCLOSED WHITE PROXY CARD.

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
New Business at 2026 Annual Meeting
If you wish to submit a proposal to be included in our proxy statement for our 2026 Annual Meeting of Shareholders, proposals must be submitted by eligible shareholders who have complied with the relevant regulations of the SEC and must be received no later than June [  ], 2026. Shareholder proposals should be mailed to Corporate Secretary, Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087.
The Company’s bylaws also contain an advance notice provision requiring that, if a shareholder wants to present a proposal (including a nomination other than a proxy access nomination) at our 2026 Annual Meeting of Shareholders (whether or not to be included in the proxy statement), the shareholder must provide timely written notice thereof to the Secretary of the Company. In order to be timely, the notice must be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the Annual Meeting. The Company’s bylaws set forth detailed information that must be submitted with any shareholder proposal. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, however, notice by the shareholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2026 Annual Meeting (or, if the first public announcement of the date of the 2026 Annual Meeting is less than 100 days prior to the date of such Annual Meeting, the 10th day following the date on which public announcement of the date of the 2026 Annual Meeting is first made by the Company). In the event that a shareholder proposal intended to be presented for action at an Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by our Board of Directors in connection with that Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for that Annual Meeting.
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with SEC Rule 14a-19, shareholders who intend to solicit proxies in support of proposed nominees other than the proposed nominees set forth by our Board of Directors must provide notice that sets forth the information required by SEC Rule 14a-19 no later than September 21, 2026.
Proxy Access
Our Bylaws contain proxy access provisions that permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of our stock continuously for at least three years, to nominate and include in our proxy materials candidates for election as directors. Such shareholder or group may nominate up to 20% of our Board, provided that the shareholder or group and the nominee(s) satisfy the requirements specified in our Bylaws. In order to be properly brought before our 2026 Annual Meeting, an eligible shareholder’s notice of nomination of a director candidate pursuant to the proxy access provisions of our Bylaws must be received by us no earlier than the close of business on May [  ], 2026, and no later than the close of business on June [  ], 2026, and comply with the other relevant provisions of our Bylaws pertaining to proxy access nominees.
ANNUAL REPORT AND FINANCIAL INFORMATION
A copy of our Annual Report on Form 10-K, and a list of all its exhibits, will be supplied without charge to any shareholder upon written request sent to our principal executive offices: Cracker Barrel Old Country Store, Inc., Attention: Investor Relations, 305 Hartmann Drive, Lebanon, Tennessee 37087. Exhibits to the Form 10-K are available for a reasonable fee. You may also view our Annual Report on Form 10-K and its exhibits online at the SEC website at www.sec.gov, or via our website at www.CrackerBarrelShareholders.com.
OTHER BUSINESS
We are not aware of any other matters to be brought before the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their best judgment.

Appendix A
INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES
The following tables set forth the name and business address of our current directors and director nominees (the “Directors and Director Nominees”), and the name, present principal occupation and business address of our executive officers (the “Officers”) who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our shareholders in connection with our Annual Meeting.
Directors and Nominees
The principal occupations of our current Directors and Director Nominees who are considered “participants” in our solicitation are set forth under the section above titled “PROPOSAL 1: ELECTION OF DIRECTORS” of this proxy statement. The names of our current Directors and Director Nominees are set forth below, and the business address for all of our current Directors and Director nominees is c/o Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087:
Name
Carl Berquist
Jody Bilney
Stephen Bramlage
Gilbert Dávila
John Garratt
Michael Goodwin
Cheryl Henry
Julie Masino
Gisel Ruiz
Darryl (“Chip”) Wade
Officers
The principal occupations of our Officers who are considered “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with the Company, and the business address for each person is Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087.
Name	Principal Occupation
Laura A. Daily	Senior Vice President, Chief Merchant and Retail Supply Chain
Chris Edwards	Senior Vice President, Chief Strategy Officer
Bruce Hoffmeister	Senior Vice President, Chief Information Officer
Sarah Moore	Senior Vice President, Chief Marketing Officer
Craig Pommells	Senior Vice President, Chief Financial Officer
Donna Roberts	Senior Vice President, Chief Human Resources Officer
Cammie Spillyards-Schaefer	Senior Vice President and Chief Restaurant and Retail Operations Officer
Mark Spurgin	Senior Vice President, Chief Restaurant Supply Chain Officer

Name	Principal Occupation
Richard Wolfson	Senior Vice President, General Counsel and Corporate Secretary
Brian Vaclavik	Vice President, Corporate Controller and Principal Accounting Officer
Information Regarding Ownership of Company Securities by Participants
The number of shares of our common stock held by our current Directors and Director Nominees and Officers as of September 26, 2025 is set forth under the “Stock Ownership of Certain Beneficial Owners and Management” section of this proxy statement.
Shares of our common stock owned of record by each of our current Directors and Director Nominees and Officers are beneficially owned by such person.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of our securities by each of the participants listed above under “Directors and Nominees” and “Officers” during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Shares of Common Stock Purchased or Sold (09/21/2023-09/21/2025)
Name	Date	Number of Shares	Transaction Description
Laura A. Daily	9/21/2023	3,253	Acquisition — Grant of restricted stock units
	9/30/2023	(1,216)	Disposition — Common stock withheld to satisfy tax obligations
	9/26/2024	6,519	Acquisition — Grant of stock options
	9/26/2024	2,529	Acquisition — Grant of restricted stock units
	9/30/2024	619	Acquisition — Vesting of performance-based award
	9/30/2024	(1,215)	Disposition — Common stock withheld to satisfy tax obligations
Chris Edwards	9/26/2024	6,730	Acquisition — Grant of stock options
	9/26/2024	2,610	Acquisition — Grant of restricted stock units
	9/30/2024	(200)	Disposition — Common stock withheld to satisfy tax obligations
Bruce Hoffmeister	9/21/2023	2,494	Acquisition — Grant of restricted stock units
	9/30/2023	(753)	Disposition — Common stock withheld to satisfy tax obligations
	1/1/2024	(953)	Disposition — Common stock withheld to satisfy tax obligations
	9/26/2024	5,994	Acquisition — Grant of stock options
	9/26/2024	2,325	Acquisition — Grant of restricted stock units
	9/30/2024	484	Acquisition — Vesting of performance-based award
	9/30/2024	(944)	Disposition — Common stock withheld to satisfy tax obligations
Julie Masino	9/21/2023	26,026	Acquisition — Grant of restricted stock units
	8/7/2024	(389)	Disposition — Common stock withheld to satisfy tax obligations
	9/26/2024	53,435	Acquisition — Grant of stock options
	9/26/2024	20,729	Acquisition — Grant of restricted stock units
	9/30/2024	(3,642)	Disposition — Common stock withheld to satisfy tax obligations
	8/7/2025	(688)	Disposition — Common stock withheld to satisfy tax obligations

Name	Date	Number of Shares	Transaction Description
Sarah Moore	9/26/2024	1,631	Acquisition — Grant of restricted stock units
	9/26/2024	4,206	Acquisition — Grant of stock options
Craig Pommells	9/21/2023	7,374	Acquisition — Grant of restricted stock units
	9/30/2023	(668)	Disposition — Common stock withheld to satisfy tax obligations
	9/26/2024	14,778	Acquisition — Grant of stock options
	9/26/2024	5,733	Acquisition — Grant of restricted stock units
	9/30/2024	562	Acquisition — Vesting of performance-based award
	9/30/2024	(1,911)	Disposition — Common stock withheld to satisfy tax obligations
	12/6/2024	(1,632)	Disposition — Common stock withheld to satisfy tax obligations
Donna Roberts	9/21/2023	2,964	Acquisition — Grant of restricted stock units
	9/21/2023	14,459	Acquisition — Grant of restricted stock awards
	9/30/2023	(768)	Disposition — Common stock withheld to satisfy tax obligations
	9/26/2024	6,554	Acquisition — Grant of stock options
	9/26/2024	2,542	Acquisition — Grant of restricted stock units
	9/30/2024	532	Acquisition — Vesting of performance-based award
	9/30/2024	(1,081)	Disposition — Common stock withheld to satisfy tax obligations
Cammie Spillyards-Schaefer	9/21/2023	3,253	Acquisition — Grant of restricted stock units
	9/30/2023	(366)	Disposition — Common stock withheld to satisfy tax obligations
	9/26/2024	7,171	Acquisition — Grant of stock options
	9/26/2024	2,782	Acquisition — Grant of restricted stock units
	9/30/2024	225	Acquisition — Vesting of performance-based award
	9/30/2024	(902)	Disposition — Common stock withheld to satisfy tax obligations
Mark Spurgin	9/21/2023	1,821	Acquisition — Grant of restricted stock units
	9/30/2023	(95)	Disposition — Common stock withheld to satisfy tax obligations
	1/17/2024	(318)	Disposition — Common stock withheld to satisfy tax obligations
	9/26/2024	4,206	Acquisition — Grant of stock options
	9/26/2024	1,631	Acquisition — Grant of restricted stock units
	9/30/2024	(345)	Disposition — Common stock withheld to satisfy tax obligations
	1/17/2025	(318)	Disposition — Common stock withheld to satisfy tax obligations
Richard Wolfson	9/21/2023	4,467	Acquisition — Grant of restricted stock units
	9/30/2023	(1,741)	Disposition — Common stock withheld to satisfy tax obligations
	9/26/2024	9,639	Acquisition — Grant of stock options
	9/26/2024	3,739	Acquisition — Grant of restricted stock units
	9/30/2024	867	Acquisition — Vesting of performance-based award
	9/30/2024	(1,686)	Disposition — Common stock withheld to satisfy tax obligations
Carl Berquist	11/16/2023	1,880	Acquisition — Grant of restricted stock units
	2/22/2024	687	Acquisition — Grant of restricted stock awards
	11/21/2024	4,303	Acquisition — Grant of restricted stock units
Jody Bilney	11/16/2023	1,880	Acquisition — Grant of restricted stock units
	11/21/2024	2,938	Acquisition — Grant of restricted stock units
Stephen Bramlage	5/22/2025	1,288	Acquisition — Grant of restricted stock awards
Gilbert Dávila	11/16/2023	1,880	Acquisition — Grant of restricted stock units

Name	Date	Number of Shares	Transaction Description
	11/21/2024	2,938	Acquisition — Grant of restricted stock units
John Garratt	12/19/2023	1,605	Acquisition — Grant of restricted stock awards
	11/21/2024	2,938	Acquisition — Grant of restricted stock units
Michael Goodwin	11/26/2024	2,938	Acquisition — Grant of restricted stock units
Cheryl Henry	6/17/2024	1,488	Acquisition — Grant of restricted stock awards
	11/21/2024	2,938	Acquisition — Grant of restricted stock units
Gisel Ruiz	11/16/2023	1,880	Acquisition — Grant of restricted stock units
	11/21/2024	2,938	Acquisition — Grant of restricted stock units
Darryl (“Chip”) Wade	11/16/2023	1,880	Acquisition — Grant of restricted stock units
	11/21/2024	2,938	Acquisition — Grant of restricted stock units
Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix A or the proxy statement, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares of common stock or other securities of the Company or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither we nor any of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix A or this proxy statement, neither we nor any of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party.
Other than as set forth in this Appendix A or the proxy statement, neither we nor any of the participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Appendix B
CRACKER BARREL OLD COUNTRY STORE, INC.
Reconciliation of GAAP-Basis Operating Income to Non-GAAP Adjusted Operating Income
(Unaudited and in thousands, except per share amounts)
Adjusted Operating Income
In the accompanying proxy statement, the Company makes reference to its fiscal 2025, 2024, 2023, 2022 and 2021 adjusted operating income. In regards to fiscal 2021, this reconciliation excludes the gain on sale of assets from the sale and leaseback transactions, non-cash amortization of the asset recognized from the gains on the sale and leaseback transactions and expenses related to a proxy contest in connection with the Company’s 2020 annual meeting of shareholders. In regard to fiscal 2022, this reconciliation excludes non-cash amortization of the asset recognized from the gains on the sale and leaseback transactions. In regard to fiscal 2023, this reconciliation excludes non-cash amortization of the asset recognized from the gains on the sale and leaseback transactions, impairment charges and store closing costs incurred in the third quarter and expenses related to proxy contest and settlement expenses in connection with the Company’s 2022 annual meeting of shareholders. In regard to fiscal 2024, this reconciliation excludes non-cash amortization of the asset recognized from the gains on the sale and leaseback transactions, impairment charges and store closing costs, the Company’s CEO transition, expenses associated with the Company’s multi-year strategic plan, a corporate restructuring charge, including a separation with an executive, goodwill impairment, legal settlements and the impact of fiscal 2024’s 53rd operating week. In regard to fiscal 2025, this reconciliation excludes non-cash amortization of the asset recognized from the gains on the sale and leaseback transactions, impairment charges and store closing costs, the Company’s CEO transition, expenses associated with the Company’s multi-year strategic plan, a corporate restructuring charge, including a separation with an executive, goodwill impairment, legal settlements and [                 ]. The Compensation Committee determined to exclude these items as part of the 2025 Annual Bonus Program itself (i.e., at the outset of the program). The Compensation Committee did not exercise discretion to exclude these items after the conclusion of 2025. This information is not intended to be considered in isolation or as a substitute for operating income prepared in accordance with GAAP.
	Twelve Months Ended 7/30/21	Twelve Months Ended 7/29/22	Twelve Months Ended 7/28/23	Twelve Months Ended 8/2/24	Twelve Months Ended 8/1/25
GAAP Operating Income	$366,659	$153,003	$120,617	$45,119	$	[ ]
Gain on sale of assets related to the sale and leaseback transaction	(217,722)	—	—	—		—
Non-cash amortization of the asset recognized from the gain on sale and leaseback transactions	12,735	12,735	12,735	12,735		[ ]
Proxy contest-related expenses	5,154	—	3,198	—		[ ]
Impairment charges and store closing costs	—	—	13,890	22,942		[ ]
CEO transition expenses	—	—	—	8,574		[ ]
Multi-year strategic plan expenses	—	—	—	16,603		[ ]
Corporate restructuring charge including separation with executive	—	—	—	1,643		[ ]
Goodwill impairment	—	—	—	4,690		[ ]
Legal settlements	—	—	—	3,200		[ ]
Impact from the 53rd operating week	—	—	—	(5,781)		[ ]
Adjusted Operating Income	$166,826	$165,738	$150,440	$109,725	$	[ ]

B-1

Appendix C
FIRST AMENDMENT TO THE
CRACKER BARREL OLD COUNTRY STORE, INC.
2020 OMNIBUS INCENTIVE PLAN
WHEREAS, Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), has previously adopted the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan (the “Plan”); and
WHEREAS, pursuant to Section 13.1 of the Plan, the Board desires to amend Section 4.1 of the Plan to increase the maximum number of Shares that may be issued pursuant to Awards under the Plan, subject to and effective upon approval of the Company’s shareholders at the 2025 annual meeting of shareholders of the Company.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.   Capitalized terms used herein, but not otherwise defined, shall have the respective meanings ascribed to such terms in the Plan.
2.   Section 4.1 is hereby deleted in its entirety and replaced with the following:
4.1 Shares Available.   Subject to Section 12.1 and the provisions of this Section 4, the number of Shares with respect to which Awards may be granted under the Plan (the “Share Reserve”) shall be the sum of (i) 1,033,441, the number of Shares that were available for issuance as of September 24, 2020 (the “Cutoff Date”) pursuant to the Prior Plan, plus (ii) the number of Shares that become available for issuance pursuant to the terms of the Prior Plan following the Cutoff Date and prior to November 19, 2020, minus (iii) the number of Shares that are subject to awards granted pursuant to the Prior Plan after the Cutoff Date and prior to November 19, 2020, plus (iv) 1,325,000 Shares. 1,033,441 Shares shall be available for grant as Incentive Stock Options. After November 19, 2020, no further Shares will be made subject to awards under the Prior Plan.
3.   Section 15.1 is hereby deleted in its entirety and replaced with the following:
15.1 Effective Date.   The Plan was originally adopted by the Board on September 24, 2020, and was approved by the Company’s shareholders on November 19, 2020. As used in the Plan, “Effective Date” means November 20, 2025.
4.
Except as expressly stated herein, all other portions of the Plan remain in full force and effect and otherwise unmodified. All references in the Plan to the “Plan” shall mean the Plan as amended hereby.

5.
This First Amendment shall become effective on the date it is approved by the Company’s shareholders.

C-1

Appendix D
CRACKER BARREL OLD COUNTRY STORE, INC.
2020 OMNIBUS INCENTIVE PLAN
Section 1.   Purpose.
This plan shall be known as the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to promote the interests of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), and its shareholders by (i) attracting and retaining key officers, employees, and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) providing incentives that align the interests of such persons with those of the shareholders of the Company; and (iii) promoting the success of the Company’s business.
Section 2.   Definitions.
As used in the Plan, the following terms shall have the meanings set forth below:
2.1 “Administrator” has the meaning set forth in Section 3.2 of the Plan.
2.2 “Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least fifty percent (50%) of the combined voting power of the entity’s outstanding voting securities, except as otherwise specified by the Board.
2.3 “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.
2.4 “Award” means the grant of any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock-Based Award, Cash-Based Award or other award under the Plan.
2.5 “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award.
2.6 “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
2.7 “Board” means the Board of Directors of the Company.
2.8 “Business Combination” means a reorganization, merger, consolidation, amalgamation, statutory share exchange, cash tender or exchange offer, or similar form of corporate transaction involving the Company or any of its Subsidiaries.
2.9 “Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
2.10 “Cause” means, unless otherwise provided in an applicable Award Agreement or other written agreement or written policy in force between the Participant and the Company, matters which, in the judgment of the Committee, constitute any one or more of the following: (i) the Participant’s material personal dishonesty or willful misconduct in connection, in either case, with any material aspect of their duties to the Company; (ii) the Participant’s material breach of a fiduciary duty; (iii) the Participant’s conviction for, or pleading guilty or no contest to, any crime involving moral turpitude or any felony; or (iv) the Participant’s willful or intentional misconduct that causes material and demonstrable injury, monetarily or otherwise, to the Company.

2.11 “Change in Control” means, unless otherwise provided by the Administrator, in an applicable Award Agreement or otherwise, or by a written agreement or written policy in force between the Participant and the Company, the first of the following events to occur after the Effective Date:
(a)   During any twenty-four (24) month period, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of at least two-thirds of the Directors of the Company, then still in office, who were either Directors on the Effective Date or whose election or nomination for election was previously so approved (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without written objection to such nomination), excluding any new Directors if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest as described in Rule 14a-12(c) of the Exchange Act with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, cease for any reason to constitute a majority of the Board (or the board of directors of a Successor) then in office;
(b)   Any Person or Group, other than a Permitted Holder, is or becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company Voting Securities.
(c)   The consummation of a Business Combination, unless immediately following such Business Combination, more than 50% of the total voting power of the Successor is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; or
(d)   The sale, transfer, exchange or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.
No Award Agreement shall define a Change in Control in such a manner that a Change in Control would be deemed to occur prior to the actual consummation of the event or transaction that results in a Change in Control (e.g. upon the announcement, commencement, or shareholder approval of any event or transaction that, if completed, would result in a Change in Control of the Company).
Unless otherwise provided in an applicable Award Agreement, solely for the purpose of determining the timing of any payments pursuant to any Award constituting a “deferral of compensation” subject to Section 409A, a Change in Control shall be limited to a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the U.S. Treasury Regulations.
2.12 “Code” means the Internal Revenue Code of 1986, as amended from time to time.
2.13 “Committee” means the Compensation Committee of the Board, or such other committee or subcommittee of directors as is designated by the Board to administer the Plan in accordance with Section 3 hereof. The Committee shall consist of at least one (1) Director (or such greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee or sub-committee of the Board appointed for such purpose).

2.14 “Company Voting Securities” means the Company’s outstanding securities from time to time that are eligible to vote for the election of the Board.
2.15 “Consultant” means any natural person that provides bona fide services to the Company, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act of 1933, as amended.
2.16 “Director” means a member of the Board.
2.17 “Disability” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, a Subsidiary or Affiliate, for the Participant, whether or not that Participant actually receives disability benefits under the plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, Disability means disability as defined in Section 22(e)(3) of the Code. In a dispute, the determination whether a Participant has suffered a Disability will be made by the Administrator.
2.18 “Dividend Equivalents” means a right granted to a Participant in under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
2.19 “Effective Date” has the meaning set forth in Section 15.1.
2.20 “Employee” means a current employee of the Company, a Subsidiary, or an Affiliate.
2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.22 “Exercise Price” means the purchase price payable to purchase one Share upon the exercise of an Option or the price by which the value of a SAR shall be determined upon exercise.
2.23 “Fair Market Value” means, with respect to Shares as of any date, (i) the closing sales price of the Shares on the Stock Exchange on which the Shares are listed, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported (or in either case, such other price based on actual trading on the applicable date that the Administrator determines is appropriate) or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined in good faith by the Administrator in a manner that complies with Section 409A. The determination of Fair Market Value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
2.24 “Good Reason” means, unless otherwise provided in an applicable Award Agreement or other written agreement or written policy in force between the Participant and the Company, (i) a material reduction in Participant’s title, authority, reporting status or responsibilities, which is not cured within ten (10) days after written notice thereof to the Company or its Affiliates (or their successor), (ii) any reduction in Participant’s annual base salary or bonus opportunity as in effect immediately prior to a Change in Control; or (iii) the relocation of the office at which Participant is to perform the majority of Participant’s duties following a Change in Control to a location more than fifty (50) miles from the office at which Participant worked immediately prior to the Change in Control.
2.25 “Group” means “group” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.
2.26 “Incentive Stock Option” means an option to purchase Shares from the Company that is intended to meet the requirements of Section 422 of the Code.
2.27 “Non-Employee Director” means a Director who is not an Employee.
2.28 “Non-Qualified Stock Option” means an option to purchase Shares from the Company that is not intended to be an Incentive Stock Option.
2.29 “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

2.30 “Other Stock-Based Award” means any Award granted under Section 9.
2.31 “Participant” means any Employee, Director, Consultant or other person who receives an Award under the Plan.
2.32 “Performance Award” means any Award granted under Section 8.
2.33 “Performance Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Awards. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Administrator may in its discretion modify such Performance Objectives or the acceptable levels of achievement, in whole or in part, as the Administrator deems appropriate and equitable. A non-exhaustive list of the potential Performance Objectives that may be used for Awards under this Plan includes the following (which may be based by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies): revenue; net income (or loss) per share; pre-tax profits; net earnings (or loss); net income (or loss); operating income or loss (before or after taxes); cash flow; cash flow per share (before or after dividends); free cash flow; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); total shareholder return relative to assets; total shareholder return relative to peers; customer satisfaction; growth in number of locations, same store sales, customer traffic; employee satisfaction; employee turnover, employee diversity, specified objective social goals, gross margin; revenue growth; stock price; market share; sales; earnings (or loss) per share; return on equity; cost reductions; economic value added; product revenue growth; pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; gross profits; comparisons with various stock market indices; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on investment, improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; year-end cash; cash margin; debt reduction; shareholders equity; operating efficiencies; research and development achievements; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, brand positioning goals, business expansion goals and recruiting and maintaining personnel.
2.34 “Permitted Holder” means (i) the Company and its Subsidiaries, (ii) an employee benefit plan (or trust forming a part thereof) maintained by the Company or any of its Subsidiaries, and (iii) any underwriter temporarily holding securities pursuant to an offering of such securities.
2.35 “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.
2.36 “Prior Plan” means the Company’s 2010 Omnibus Stock and Incentive Plan.
2.37 “Restricted Stock” means any Share issued subject to certain vesting conditions and other restrictions.

2.38 “Restricted Stock Unit” or “RSU” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
2.39 “Retirement” means, unless otherwise provided in an applicable Award Agreement or other written agreement or written policy in force between the Participant and the Company, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the Company retirement plan or policy applicable to such Participant, or, if a Participant is not covered by any such plan or policy, the Participant’s voluntary termination of employment on or after such Participant’s 60th birthday.
2.40 “SEC” means the Securities and Exchange Commission or any successor thereto.
2.41 “Section 409A” means Section 409A of the Code and the regulations promulgated thereunder.
2.42 “Service Relationship” means any relationship as a full-time Employee, part-time Employee, Director or other key person (including a Consultant) of the Company, an Affiliate, or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time Employee to part-time Employee or to Director).
2.43 “Shares” means shares of the Company’s common stock, $0.01 par value per share.
2.44 “Stock Appreciation Right” or “SAR” means a right that entitles the holder to receive, upon exercise, an amount payable in cash or Shares equal to the number of Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the Exercise Price specified in the Award Agreement.
2.45 “Stock Exchange” means any stock exchange, national market system or other consolidated stock price reporting system on which prices for the Shares are quoted at any applicable time.
2.46 “Subsidiary” means any Person (other than the Company) of which a majority of the voting power of its equity securities or equity interests is owned directly or indirectly by the Company.
2.47 “Successor” means the Person resulting from a Business Combination, or if applicable, the ultimate parent business entity that directly or indirectly has beneficial ownership of all of the voting securities eligible to elect directors of such Person resulting from a Business Combination.
2.48 “Substitute Awards” means Awards granted pursuant to Section 12.3 solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.
2.49 “Terminated” or “Termination” means that the Participant has for any reason ceased to maintain a continuous Service Relationship. A Participant will not be deemed to have ceased to maintain a Service Relationship while the Participant is on a bona fide leave of absence approved by the Company in writing. The Administrator will have sole discretion to determine whether a Participant has Terminated and the effective date on which the Participant ceased to provide services (the “Termination Date”).
Section 3.   Eligibility and Administration.
3.1   Eligibility.   The persons eligible to receive Awards are the Employees, Consultants and Directors as designated by the Administrator. Only Employees may be granted Incentive Stock Options.
3.2   Administration.   The Plan will be administered by (A) the Board or (B) in the Board’s sole discretion, a Committee, which Committee will be constituted to satisfy Applicable Laws (such administrator, the “Administrator”). The Plan may be administered by different administrative bodies with respect to different classes of Participants. The Administrator may also from time to time authorize a subcommittee consisting of one or more members of the Board or executive officers of the Company to grant Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 of the Exchange

Act) or Directors, subject to such restrictions and limitations as the Administrator may specify and to the requirements of Applicable Law.
3.3   Authority of Administrator.   Subject to the terms of the Plan, Applicable Law, and, in the case of a Committee or other person delegated authority under the Plan, subject to the specific duties delegated by the Board, the Administrator shall have full power and authority in its discretion to administer, construe and interpret the Plan, to make rules, and changes in such rules, for carrying out the Plan, and to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive and binding upon any Participant and any holder or beneficiary of any Award. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Administrator deems necessary or desirable. The Administrator shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).
3.4   Delegation.   The Administrator may delegate the administration of the Plan to one or more officers or employees of the Company, and such delegate administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Awards, to process or oversee the issuance of Shares under Awards, to interpret and administer the terms of Awards and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Awards under the Plan; provided that in no case shall any such delegate administrator be authorized (i) to grant Awards under the Plan (except in connection with any delegation made by the Administrator pursuant to Section 3.2), or (ii) to take any action inconsistent with the Plan or Applicable Law. Any action by any such delegate administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Administrator and, except as otherwise specifically provided, references in this Plan to the Administrator shall include any such delegate administrator. The Administrator shall have sole authority to determine whether to review any actions and/or interpretations of any such delegate administrator, and if the Administrator shall decide to conduct such a review, any such actions and/or interpretations of any such delegate administrator shall be subject to approval, disapproval or modification by the Administrator. The Board hereby delegates the authority for ministerial administration of the Plan and Awards made under the Plan to the Company.
3.5   No Liability.   The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants and their beneficiaries or successors. No member of the Board or any Committee, nor any employee or representative of the Company shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards, and all such members of the Board and any Committee, employees and representatives shall be fully protected and indemnified to the greatest extent permitted by applicable law by the Company with respect to any such action, determination or interpretation.
Section 4.   Shares Available for Awards.
4.1   Shares Available.   Subject to Section 12.1 and the provisions of this Section 4, the number of Shares with respect to which Awards may be granted under the Plan (the “Share Reserve”) shall be the sum of (i) 1,033,441, the number of Shares that were available for issuance as of September 24, 2020 (the “Cutoff Date”) pursuant to the Prior Plan, plus (ii) the number of Shares that become available for issuance pursuant to the terms of the Prior Plan following the Cutoff Date and prior to November 19, 2020, minus (iii) the number of Shares that are subject to awards granted pursuant to the Prior Plan after the Cutoff Date and prior to November 19, 2020, plus (iv) 1,325,000 Shares. 1,033,441 Shares shall be available for grant as Incentive Stock Options. After November 19, 2020, no further Shares will be made subject to awards under the Prior Plan.

4.2   Effect of Awards on Share Reserve.   The grant of any Award (other than a Cash-Based Award) shall reduce the Share Reserve by one Share for each such Share subject to the Award; provided, that any Award that an eligible individual purchases at Fair Market Value (including Awards that an eligible individual elects to receive in lieu of cash compensation that is, or otherwise will become, due), whether or not the Shares are delivered immediately or on a deferred basis, shall not reduce the Share Reserve.
4.3   Shares Returning to the Share Reserve.   If (i) any Award is surrendered or forfeited, any Award is settled for cash (in whole or in part), or any Award expires unexercised, or (ii) after the Effective Date, any award under the Prior Plan is surrendered or forfeited, expires unexercised, or is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, surrender, expiration or cash settlement, be added to the Share Reserve. Notwithstanding anything to the contrary contained herein, the following Shares shall be added to the Share Reserve: (I) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option (or an option granted under the Prior Plan), or to satisfy any tax withholding obligation with respect to an Award (or an award granted under the Prior Plan), and (II) Shares subject to a stock appreciation right (or a similar right granted under the Prior Plan) that are not issued in connection with its stock settlement on exercise thereof.
4.4   Actions that Do Not Reduce the Share Reserve.   To the extent permitted by applicable Stock Exchange rules, Dividend Equivalents paid or credited with respect to any Award shall not be applied against the number of Shares available under the Share Reserve, whether or not such Dividend Equivalents are denominated or settled in Shares. In addition, Shares subject to Substitute Awards granted by the Company pursuant to Section 12.3 shall not reduce the number of Shares that may be issued under the Share Reserve, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.
4.5   Sources of Shares Deliverable Under Awards.   Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.
4.6   Minimum Vesting Period.   Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested Cash-Based Awards and (iii) Awards to Non-Employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that, the Administrator may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the Share Reserve (as adjusted under Section 12.1); and, provided further, for the avoidance of doubt, that the foregoing provision does not restrict the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of Retirement, death, Disability or a Change in Control, in the terms of the Award or otherwise.
4.7   Non-Employee Director Limits.   Notwithstanding anything herein to the contrary, the aggregate value of all compensation paid or granted, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards and cash fees paid by the Company to such Non-Employee Director, shall not exceed seven hundred fifty thousand dollars ($750,000) in value, calculating the value of any equity Awards granted during such calendar year based on the grant date fair value of such Awards for financial reporting purposes. The Board may make exceptions to such limit for individual Non-Employee Directors in extraordinary circumstances, such as where any such individual Non-Employee Directors are serving on a special litigation or transactions committee of the Board, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.
Section 5.   Stock Options and Stock Appreciation Rights.
5.1   Award of Options.   The Administrator may grant to an eligible individual an Award of an Option, which shall be subject to the terms and conditions of the Plan and any other terms and conditions which the Administrator deems appropriate for inclusion in an Award Agreement. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the number of Shares subject to the Option. Any Option not expressly identified as an Incentive Stock Option, or any such designated Option that fails to qualify as an Incentive Stock Option for any reason, shall be treated as a Nonqualified Stock Option. Incentive Stock Options shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. The aggregate Fair Market Value (determined as of the grant date) of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000) (or such other limit provided by the Code).
5.2   Award of SARs.   The Administrator may grant to an eligible individual an Award of SARs, which shall be subject to the terms and conditions of the Plan and any other terms and conditions which the Administrator deems appropriate for inclusion in an Award Agreement. At the Administrator’s discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, Shares or a combination of cash and Shares.
5.3   Vesting Conditions.   The Administrator at the time of grant shall specify in the Award Agreement the date or dates on which the vesting requirements shall have been met and any other conditions that must be satisfied prior to an Option or SAR becoming vested and exercisable, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.
5.4   Exercise Price.   The Administrator shall establish the Exercise Price at the time each Option or SAR is granted. Except in the case of Substitute Awards, the Exercise Price of an Option or SAR may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Notwithstanding the foregoing and except as permitted or required by Section 12.1, the Administrator shall not have the power to (i) amend the terms of previously granted Options or SARs to reduce the Exercise Price thereof, (ii) cancel such Options or SARs in exchange for cash or a grant of either substitute Options or SARs with a lower Exercise Price than the cancelled Award, or any other Award, (iii) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the Stock Exchange, in each case without the approval of the Company’s shareholders.
5.5   Term.   Each Option and SAR, and all rights and obligations related thereto, shall expire on the date and under the circumstances determined by the Administrator and specified in the Award Agreement, which date shall not exceed 10 years from the date such Award is granted.
5.6   Exercise.
(a)   Subject to Section 5.5, each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Agreement or thereafter. No Option or SAR shall be exercisable unless the Participant has (i) delivered an executed copy of the applicable Award Agreement to the Company or (ii) has otherwise agreed to be bound by the terms of the Award Agreement by such means as may be approved by the Administrator. Options and SARs may be exercised with respect to whole Shares only. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate Applicable Laws.
(b)   The Administrator may, in its sole discretion and to the extent permitted by Applicable Law, accept payment of all or a portion of the Exercise Price of an Option through any one or a combination of the following forms or methods: (i) in cash or cash equivalents, (ii) other Shares (A) having a Fair Market Value on the date of surrender equal to the aggregate Exercise Price for the Shares being purchased and (B) having been held by the Participant for such period of time, if any, as may be required to avoid unfavorable tax or financial reporting treatment, (iii) through the withholding of Shares (valued at their Fair Market Value on the date of exercise) otherwise issuable upon the exercise of the Option in a manner that is compliant with Applicable Laws, (iv) if there is a public market for the Shares at such time, to the extent permitted by, and subject to such rules as may be established by the Administrator and Applicable Laws, through delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the Shares being purchased, and (v) by such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
(c)   An Option or SAR shall be deemed to be exercised when written notice of such exercise has been received by the Company in accordance with the terms of such Award by the person entitled to exercise such Award and, in the case of an Option, full payment of the Exercise Price for the Shares for the portion of the Option being exercised has been made. The Administrator may provide in any Award Agreement for the automatic exercise of an Option or SAR upon such terms and conditions as may be established by the Administrator. The transfer of the Shares to be purchased pursuant to the exercise of an Option to the Participant on the records of the Company or of the transfer agent will be contingent upon receipt by the Company from the Participant of the full Exercise Price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or Applicable Laws (including the satisfaction of withholding taxes). In the event a Participant chooses to pay the Exercise Price by previously-owned Shares through the attestation method, the number of Shares transferred to the Participant upon the exercise of the Option shall be net of the number of attested Shares.
(d)   Except as otherwise provided by the Administrator, in an applicable Award Agreement or otherwise, or in a written agreement or written policy in force between the Participant and the Company, the vested and exercisable portion of an Option or SAR shall expire upon the effective date of a Participant’s Termination.
Section 6.   Restricted Stock.
6.1   Award of Restricted Stock.   The Administrator may grant to an eligible individual an Award of Restricted Stock, which shall be subject to the terms and conditions of the Plan and any other terms and conditions which the Administrator deems appropriate for inclusion in an Award Agreement. Each Award Agreement evidencing Restricted Stock shall set forth (i) the number of Shares subject to such Award or a formula for determining such, and (ii) the purchase price of the Shares (if any) which may vary from time to time and among Participants and which may be below the Fair Market Value of such Shares at the date of grant or issuance, and the means of payment for the Shares, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Restricted Stock as may be determined from time to time by the Administrator, which may include continued employment, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Administrator, (iv) restrictions on the transferability of the Restricted Stock, and (v) such further terms and conditions as may be determined from time to time by the Administrator, in each case not inconsistent with this Plan.
6.2   Shareholder Rights.   Except as otherwise provided in an applicable Award Agreement, a Participant holding Shares of Restricted Stock will be entitled to (i) all voting rights with respect to such Shares, (ii) subject to Section 14.5, all dividends paid (whether in cash or additional Shares) with respect to such Shares, and (iii) all other rights of a holder of unrestricted Shares with respect to such Shares.
6.3   Restrictive Legend.   At the time the Administrator grants an Award of Restricted Stock, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the Participant. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant subject to the terms and conditions of the Plan and the Award Agreement, and shall bear such a legend setting forth the restrictions imposed thereon as the Administrator, in its discretion, may determine. The foregoing to the contrary notwithstanding, the Administrator may, in its discretion, provide that a Participant’s ownership of Restricted Stock prior to the lapse of any transfer restrictions or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award, and confirmation and account statements sent to the Participant with respect to such book-entry Shares may bear the restrictive legend referenced in the preceding sentence. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. The holding of Restricted Stock by the Company or such agent, or the use of book entries to evidence the ownership of Restricted Stock in accordance with this Section 6.3 shall not affect the rights of Participants as owners of the Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the transfer restrictions.
Section 7.   Restricted Stock Units.
7.1   Award of Restricted Stock Units.   The Administrator may grant to an eligible individual an Award of Restricted Stock Units, which shall be subject to the terms and conditions of the Plan and any other terms and conditions which the Administrator deems appropriate for inclusion in an Award Agreement. Each Award Agreement evidencing Restricted Stock Units shall contain provisions regarding (i) the number of Shares subject to such Award or a formula for determining such, (ii) such terms and conditions on the grant, issuance, settlement, vesting and/or forfeiture of the Restricted Stock Units as may be determined from time to time by the Administrator, which may include continued employment, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Administrator, (iii) restrictions on the transferability of the Restricted Stock Units or Shares issued thereunder, and (iv) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.
7.2   Settlement.   The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A. The Administrator, in its sole discretion, may provide for the settlement of vested Restricted Stock Units in cash, Shares, or a combination of both.
7.3   Voting Rights, Dividend Equivalents and Distributions.
(a)   Participants shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
(b)   Unless otherwise provided in an applicable Award Agreement or otherwise determined by the Administrator at any time, a Participant receiving a Restricted Stock Unit Award shall be entitled to receive Dividend Equivalents with respect to the payment of dividends on Shares having a record date prior to the date on which the Restricted Stock Units held by such Participant are settled or forfeited. Such Dividend Equivalents shall be paid by crediting the Participant, as of the date of payment of such cash dividends on Shares, with cash equal to the amount of cash dividends paid on such date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant to which Dividend Equivalents apply; provided, that such cash Dividend Equivalents shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled at the same time as, and only to the extent of, the settlement of the Restricted Stock Units originally subject to the applicable Award.
(c)   An Award Agreement may provide for Dividend Equivalents to be credited and paid in additional Restricted Stock Units. The number of additional Restricted Stock Units to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant to which Dividend Equivalents apply, by (ii) the Fair Market Value per Share on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the applicable Award.
(d)   Settlement of Dividend Equivalents shall be made in cash, unless otherwise provided in an applicable Award Agreement or otherwise determined by the Administrator at any time. In the event of a dividend or distribution paid in Shares or other property, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all additional securities or other property to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such additional securities or other property shall be subject to the same vesting conditions as are applicable to the underlying Award.

Section 8.   Share-Based Performance Awards.
8.1   Award of Performance Awards.   The Administrator may grant to an eligible individual a Performance Award, which shall be subject to the terms and conditions of the Plan and any other terms and conditions which the Administrator deems appropriate for inclusion in an Award Agreement. Performance Awards granted pursuant to this Section 8 will be denominated in Shares, and may be in the form of Restricted Stock, Restricted Stock Units or other Share-based Award. Each Award Agreement evidencing a Performance Award shall contain provisions regarding the number of Shares that may be earned or issued thereunder, and the manner of determining the number of Shares actually earned or to be issued thereunder based on the attainment of Performance Objectives approved by the Administrator for a performance period established by the Administrator while the outcome for that performance period is substantially uncertain.
8.2   Payment of Performance Awards.   After the applicable performance period has ended, the holder of the Performance Award will be entitled to receive the number of Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding Performance Objectives or other vesting provisions have been achieved. After the grant of a Performance Award, the Administrator may reduce or waive any Performance Objectives or other vesting provisions for such Performance Award. Payment or settlement of earned Performance Awards will be made as soon as practicable after the expiration of the applicable performance Period. The Administrator, in its sole discretion, may pay earned Performance Awards in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Award at the close of the applicable Performance Period) or in a combination thereof. The Administrator may provide for the deferral of earned Performance Awards consistent with Section 409A.
8.3   Voting Rights, Dividend Equivalents and Distributions.
(a)   Participants shall have no voting rights with respect to Shares represented by Performance Awards until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
(b)   Unless otherwise provided in an applicable Award Agreement or otherwise determined by the Administrator at any time, a Participant receiving a Performance Award shall be entitled to receive Dividend Equivalents with respect to the payment of dividends on Shares having a record date prior to the date on which the Performance Award held by such Participant are settled or forfeited. Such Dividend Equivalents shall be paid by crediting the Participant, as of the date of payment of such cash dividends on Shares, with cash equal to the amount of cash dividends paid on such date with respect to the maximum number of Shares represented by the Performance Award previously granted to the Participant to which Dividend Equivalents apply; provided, that such cash Dividend Equivalents shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled at the same time, and only to the extent of, the settlement of the Shares originally subject to the applicable Award.
(c)   An Award Agreement may provide for Dividend Equivalents to be credited and paid in the right to receive additional Shares pursuant to the applicable Performance Award. The number of additional Shares to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of Shares represented by the Performance Award previously credited to the Participant to which Dividend Equivalents apply, by (ii) the Fair Market Value per Share on such date. Such rights to additional Shares shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled at the same time as, and only to the extent of, the settlement of the Shares originally subject to the applicable Award.
(d)   Settlement of Dividend Equivalents shall be made in cash, unless otherwise provided in an applicable Award Agreement or otherwise determined by the Administrator at any time. In the event of a dividend or distribution paid in Shares or other property, appropriate adjustments shall be made in the Participant’s Performance Award so that it represents the right to receive upon settlement any and all additional securities or other property to which the Participant would be entitled by reason of the

Shares issuable upon settlement of the Award, and all such additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.
Section 9.   Other Stock-Based Awards.
The Administrator shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that (i) is not an Award described elsewhere in the Plan and (ii) is an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, including unrestricted Shares, as deemed by the Administrator to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Administrator shall determine the terms and conditions of any such Other Stock-Based Award, including the vesting requirements applicable thereto. The Administrator may allow Directors to elect, or may require Directors, to receive an Other Stock-Based Award in lieu of other cash compensation (including all or a portion of the Directors’ retainers and meeting fees), to which the Directors may otherwise be entitled. The Administrator may provide that settlement of an Other-Stock Based Award will occur upon or as soon as reasonably practicable after the Award vests or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A. The Administrator, in its sole discretion, may provide for the settlement of an Other-Stock Based Award in cash, Shares, or a combination of both. The term applicable to any Other Stock-Based Awards whose value is determined by reference to the appreciation of a Share above a certain price, as distinguished from the full value of the Share itself, shall not exceed ten (10) years.
Section 10.   Cash-Based Awards.
The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the Participant to a payment in cash upon the attainment of specified Performance Objectives or other vesting criteria. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the method for determining the amount of the cash that may become payable under the Cash-Based Award, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash. Notwithstanding the forgoing, the Administrator shall have discretion to settle Cash-Based Awards in Shares.
Section 11.   Conditions upon Issuance of Shares.
11.1   Legal Compliance.   Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws.
11.2   Investment Representations.   As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
11.3   Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
Section 12.   Adjustments, Change in Control and Other Transactions.
12.1   Adjustments.   In the event that a corporate transaction, including an extraordinary cash dividend or other distribution (excluding ordinary or otherwise recurring cash dividends), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar transaction or event, affects the Shares, then the Administrator shall in an equitable and proportionate manner (and, as applicable, in such manner as is consistent with Sections 422 and 409A of the Code and the regulations thereunder) either: (a) adjust any or all of (i) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan; and (iii) the Exercise Price with respect to any Award under the Plan; (b) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (c) make provision for a cash payment to the holder of an outstanding Award.
12.2   Change in Control.
(a)   General.   In the event of a Change in Control, (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change in Control is equal to or less than the Exercise Price applicable to such Option or Stock Appreciation Right, and (ii) except as otherwise provided by the Administrator in an Award Agreement or otherwise, any Performance Awards and Cash-Based Awards shall thereupon be considered to be earned and payable at “target” levels of achievement of the applicable Performance Objectives, and such Award shall revert to a solely time-based vesting Award for the remainder of the performance period subject to this Section 12.2.
(b)   Assumptions.   Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or by any other written agreement between the Participant and the Company, in the event of a Change in Control in which the Successor assumes an outstanding Award, substitutes an equivalent award pursuant to which shares of such Successor’s common stock may be issued under such outstanding Award, or continues an outstanding Award (any such effect, “Assumed”), the original terms of such Award shall continue in effect, as adjusted pursuant to Section 12.1(a) or (b), following the Change in Control; provided, that if the Participant’s employment with such Successor (or applicable affiliate thereof) Terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement or such other applicable written agreement, including prior thereto if applicable) and under the circumstances specified in any Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such Termination will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the Award Agreement), and (ii) the restrictions, limitations and other conditions applicable to Restricted Stock, Restricted Stock Units and Other Stock-Based Awards (including Performance Awards and Cash-Based Awards that have reverted to time-based Awards pursuant to Section 12.2(a)) outstanding as of the date of such Termination shall lapse and the Shares subject to such Award or the Award shall become free of all restrictions, limitations and conditions and become fully vested and payable (subject to any applicable deferral elections).
(c)   Awards not Assumed.   Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or by any other written agreement between the Participant and the Company, in the event of a Change in Control, to the extent Awards are not Assumed by the Successor, then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not Assumed shall immediately vest and become fully exercisable for a period of time prior to, and ending on, the effective date of a Change in Control determined by the Administrator and communicated in writing or electronically to the affected Participants, (ii) restrictions, limitations and other conditions applicable to Restricted Stock, Restricted Stock Units and Other Stock-Based Awards (including Performance Awards and Cash-Based Awards that have reverted to time-based Awards pursuant to Section 12.2(a)) shall lapse and such Award shall become free of all restrictions, limitations and conditions and become fully vested.
(d)   In taking any of the actions permitted under this Section 12.2, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.
12.3   Substitute Awards.   The Company may substitute or assume outstanding awards granted by another company acquired by the Company or with which the Company combines, by either: (i) granting an Award under this Plan in substitution of such other company’s award or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Exercise Price and the number and nature of Shares issuable upon exercise or settlement of any such Option or Stock Appreciation Rights will be adjusted appropriately pursuant to Section 424(a) and/or Section 409A). In the event the Company elects to grant a new Option or Stock Appreciation Right in substitution rather than assuming an existing award, such new Option or Stock Appreciation Right may be granted with a similarly adjusted Exercise Price. In addition, in the event that a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.
Section 13.   Amendment and Termination.
13.1   Amendment to the Plan.   The Board may at any time amend, alter, suspend or terminate the Plan; provided that all outstanding Awards shall remain subject to the terms of the Plan and the applicable Award Agreement as in effect immediately prior to such action unless determined otherwise by the Board. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
13.2   Rights of Participants.   No amendment, alteration, suspension or termination of the Plan or an Award may materially and adversely impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.
Section 14.   General Provisions.
14.1   Termination for Cause.   Unless otherwise provided in an applicable Award Agreement or other written agreement or written policy in force between a Participant and the Company, if a Participant is Terminated for Cause, any outstanding Awards held by such Participant (whether vested or unvested) shall terminate immediately upon the Termination Date. For purposes hereof, the Administrator’s determination of the reason for Termination shall be conclusive and binding on the Participant and his or her representatives and legatees.
14.2   Forfeiture.   Unless an Award Agreement or other written agreement between a Participant and the Company provides otherwise, upon a Participant’s Termination, and upon such other times specified in the Award Agreement, the unvested portion of an Award shall be forfeited to the Company for no consideration.
14.3   Recoupment of Awards.   Any Award granted pursuant to this Plan shall be subject to mandatory repayment by the Participant to the Company (i) to the extent set forth in any Award Agreement, (ii) to the extent that such Participant is, or in the future becomes, subject to (A) any “clawback” or recoupment policy adopted by the Company or any Affiliate thereof to comply with the requirements of any Applicable Laws, rules or regulations, including pursuant to final rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or otherwise, or (B) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws, including the Sarbanes-Oxley Act of 2002. No recoupment of compensation described in this Section will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with a Participant.

14.4   Limited Transferability of Awards.   No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution and/or, in the case of Non-Qualified Stock Options or Stock Appreciation Rights only, as may be provided by the Administrator in its discretion at any time, but in no event shall an Award be transferred to a third party for consideration. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless (i) the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable Award Agreement and (ii) the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Administrator may deem necessary or appropriate to establish the validity of the transfer. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Administrator, an Option or Stock Appreciation Right may be transferred pursuant to a domestic relations order.
14.5   Dividends and Dividend Equivalents.   Except pursuant to Section 12.1, Dividends and Dividend Equivalents shall not be granted with respect to Options or Stock Appreciation Rights, but in the sole discretion of the Administrator and taking into account any provisions with respect thereto set forth elsewhere in the Plan, any other Award may provide the Participant with dividend rights or Dividend Equivalents, payable in cash, Shares, other securities or other property. All dividend rights or Dividend Equivalents which are not paid currently may, at the Administrator’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of Dividend Equivalents credited in connection with Restricted Stock Units or Performance Awards, be credited as additional Shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. No Award under this Plan may provide for the payment of dividends or Dividend Equivalent Rights unless, and only to the extent that, the underlying Award becomes fully vested.
14.6   Compliance with Section 409A.   No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A unless the Administrator, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A, the Administrator may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of section 409A. In the event that it is reasonably determined by the Board or Administrator that, as a result of Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A; which, if the Participant is a “specified employee” within the meaning of the Section 409A, shall be the first day following the six-month period beginning on the date of Participant’s termination of employment. Unless otherwise provided in an Award Agreement or other document governing the issuance of such Award, payment of any Performance Award intended to qualify as a “short term deferral” within the meaning of Section 1.409A-1(b)(4)(i) of the U.S. Treasury Regulations shall be made between the first day following the close of the applicable Performance Period and the last day of the “applicable 2 1∕2 month period” as defined therein.
14.7   No Rights to Awards.   No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.
14.8   Share Certificates.   All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any applicable Stock Exchange rule, and any other Applicable Law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.9   Withholding.
(a)   Prior to the delivery of any Shares or cash pursuant to an Award (or exercise, vesting or settlement thereof, as applicable), the Company (or, as applicable, a Subsidiary or Affiliate) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or, as applicable, a Subsidiary or Affiliate), an amount sufficient to satisfy federal, state, local, foreign or other taxes required to be withheld with respect to such Award (or exercise, vesting or settlement thereof, as applicable).
(b)   Without limiting the generality of the foregoing, the Administrator may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (i) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award and/or (ii) tendering to the Company Shares owned by such Participant and purchased or held for the requisite period of time, in each case (A) using such withholding rates and subject to such other conditions as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, and (B) based on the Fair Market Value of the Shares as determined by the Administrator. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Administrator, in its sole discretion, deems appropriate.
14.10   No Obligation to Notify or Minimize Taxes; No Liability to Claims.   Except as required by Applicable Laws, the Company has no duty or obligation to any Participant to advise such Participant as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such Participant of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment or benefit delivered in connection with the Plan (including any taxes and penalties under Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any of such taxes or penalties. As a condition to accepting an Award under the Plan, each Participant agrees to not make any claim against the Company, or any of its officers, Employers, Directors, Subsidiaries, and Affiliates related to tax liabilities arising from such Award or other Company compensation.
14.11   Award Agreements.   Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Administrator or, except to the extent prohibited under Applicable Laws, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award. The provisions of each Award Agreement (whether applicable to the same Award type or different Award types) need not be consistent with respect to each Participant.
14.12   No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or other types of Awards provided for hereunder.
14.13   No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company

or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.
14.14   No Rights as Shareholder.   Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares.
14.15   Data Privacy.   As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
14.16   Governing Law.   The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Tennessee giving effect to conflicts of laws principles.
14.17   Severability.   If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
14.18   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.
14.19   Fractional Shares.   Unless otherwise determined by the Administrator, no fractional shares shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

14.20   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.
14.21   Changes in Status & Leaves of Absence.   The Administrator shall have the discretion to determine (whether by establishing a policy applicable to the treatment of any or all Awards in such circumstances, or by making an individualized determination) at any time whether and to what extent any tolling, reduction, vesting-extension, forfeiture or other treatment should be applied to an Award in connection with a Participant’s leave of absence or a change in a Participant’s regular level of time commitment to the Company (e.g., in connection with a change from full-time to part-time status); provided, however, that the Administrator shall not have any such discretion (whether pursuant to a policy or specific determination) to the extent that the grant of such discretion would cause any tax to become due under Section 409A.
14.22   No Effect on Retirement and Other Benefit Plans.   The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary or Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Subsidiary or Affiliate’s employee benefit plans. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.
14.23   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time, and compliance with Applicable Law.
14.24   Electronic Communication.   The Administrator may, in its sole discretion, decide to deliver any documents related to Awards and all other documents that the Company is required to deliver to security holders by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). As a condition to participating in the Plan, Participants agree to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
14.25   Beneficiaries.   Unless stated otherwise in an Award Agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then, after a Participant’s death, any vested Award(s) shall be transferred or distributed to the Participant’s estate.
14.26   Addenda.   The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which, if so required under Applicable Laws, may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

14.27   Headings.   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 15.   Term of the Plan.
15.1   Effective Date.   The Plan was originally adopted by the Board on September 24, 2020, and was approved by the Company’s shareholders on November 19, 2020. As used in the Plan, “Effective Date” means November 20, 2025.
15.2   Expiration Date.   Awards may not be granted under the Plan after the tenth (10th) anniversary of the Effective Date; provided, however that all outstanding Awards shall remain subject to the terms of the Plan and the applicable Award Agreement as in effect immediately prior to such expiration.

Appendix E
THIRD AMENDED AND RESTATED BYLAWS
OF
CRACKER BARREL OLD COUNTRY STORE, INC.,
a Tennessee Corporation
ARTICLE 1.
OFFICES
Section 1.1   Tennessee Office.   The principal office of Cracker Barrel Old Country Store, Inc. (the “Corporation”) in the State of Tennessee shall be located in the City of Lebanon, County of Wilson, as provided in the Charter of the Corporation (the “Charter”). The Board of Directors may, by resolution, amend the Charter to change the address of the principal office.
Section 1.2   Other Offices.   The Corporation may have such other offices, either within or without the State of Tennessee, as the Board of Directors may designate or as the business of the Corporation may from time to time require.
ARTICLE 2.
REGISTERED AGENT
Section 2.1   Registered Agent.   The Corporation has designated and shall continue to have a registered agent in the State of Tennessee. If the registered agent resigns or is for any reason unable to perform his duties, the Corporation shall promptly designate another registered agent. The Corporation may, by resolution of the Board of Directors, appoint such other agents for the service of process in such other jurisdictions as the Board of Directors may determine.
ARTICLE 3.
BOARD OF DIRECTORS
Section 3.1   Number and Qualification.   The business and affairs of the Corporation shall be managed by a Board of Directors, consisting of such number of directors as shall be set from time to time in accordance with the Charter.
Section 3.2   Nominations by Shareholders.   In order for a shareholder to nominate persons for election as directors of the Corporation, the shareholder must comply with the requirements of Article 6 of these bylaws.
Section 3.3   Election and Term of Office; Resignation.
A.   Members of the Board of Directors shall be elected at the annual meeting of shareholders; but if any such annual meeting is not held or if the directors are not elected at any such annual meeting, directors may be elected at any special meeting of the shareholders.
B.   Directors shall hold office until the next annual meeting of shareholders and thereafter until their respective successors have been elected and qualified.
C.   A nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election at any meeting for the election of directors at which a quorum is present (with abstentions and broker non-votes not counted as votes cast either for or against such election); provided, however, that director nominees shall be elected by a plurality of the votes cast at any meeting of the shareholders at which the number of nominees exceeds the number of directorships to be filled.
D.   Any director may resign at any time by giving written notice to the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect upon delivery unless the notice specifies a later date.

E.   Any nominee for director (other than in circumstances in which the number of nominees exceeds the number of directorships to be filled) who fails to receive the requisite number of votes for election pursuant to Section 3.3(C) above will tender his or her resignation to the Board of Directors. The Board of Directors (or a committee thereof) will review, act upon and publicly disclose (by a press release, filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision and its rationale therefor regarding the tendered resignation within ninety (90) days following the date of the certification of the election results. If a director’s resignation is accepted by the Board of Directors pursuant to this Section 3.3(E), or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy or decrease the size of the Board of Directors pursuant to the provisions of Section 3.5 of these bylaws.
Section 3.4   Removal of Directors.   Directors may be removed only in accordance with the Charter.
Section 3.5   Director Vacancies.   Newly created directorships resulting from an increase in the number of directors, and vacancies occurring in any existing directorship for any reason, including death, resignation, disqualification, removal of a director or other cause, may be filled by the vote of a majority of the remaining directors then in office, even if less than a quorum exists, or by the sole remaining director.
Section 3.6   Executive and Other Committees.   The Board of Directors, by a resolution adopted by a majority of the directors, may designate committees consisting of one (1) or more persons who may or may not be directors, and the Board may delegate to any committee any authority that the Board of Directors deems desirable, including the right to delegate to an Executive Committee the power to exercise all the authority of the Board of Directors in the management of the affairs and property of the Corporation, provided, however, that all members of any committees that exercise powers of the Board of Directors must be members of the Board and shall serve at the pleasure of the Board. Without limiting the foregoing, a committee may not: (i) authorize distributions, except according to a formula or method prescribed by the Board of Directors; (ii) fill vacancies on the Board of Directors or on any committee thereof; (iii) adopt, amend or repeal bylaws; or (iv) authorize or approve the issuance, sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize such committee to do so within limits specifically prescribed by the Board of Directors.
Section 3.7   Compensation.   Unless otherwise restricted by the Charter or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. Without limiting the generality of the foregoing, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.
Section 3.8   Ineligible Nominees.   Any individual who is nominated for election as a director of the Corporation at a meeting of the shareholders at which directors are to be elected (whether before or after the date of adoption of this bylaw), and who receives the favorable vote of (i) less than twenty percent (20%) of the votes cast for the election of directors at such meeting will be ineligible to stand as a nominee for director for the next three annual meetings thereafter (and at any special meeting of shareholders at which directors are to be elected prior to the fourth annual meeting thereafter), or (ii) less than twenty-five percent (25%) but not less than twenty percent (20%) of the votes cast for the election of directors at such meeting will be ineligible to stand as a nominee for director for the next two annual meetings thereafter (and at any special meeting of shareholders at which directors are to be elected prior to the third annual meeting thereafter), and the Corporation shall exclude any such ineligible nominee from its notice of meeting and proxy materials and otherwise disregard any notice of nomination that purports to nominate any such ineligible nominee.

ARTICLE 4.
OFFICERS
Section 4.1   Number.   The Corporation shall have a Chairperson of the Board, a Chief Executive Officer, a President and a Secretary, and such other officers as may from time to time be appointed by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer, or the President. The Chairperson of the Board, or the Chief Executive Officer or the President after consultation with the Chairperson of the Board, may appoint any officer or assistant officer other than one who is an “executive officer” for purposes of Item 401(b) of Regulation S-K promulgated by the Securities and Exchange Commission. The same person may hold any two (2) or more offices, except the offices of President and Secretary.
Section 4.2   Election and Term.   The officers shall be elected or appointed annually at a meeting of the Board of Directors. Each officer shall serve until the expiration of the term for which he or she is elected, and thereafter until a successor has been elected and qualified or until his death or until he or she shall resign, but any officer may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors or if appointed by the Chairperson of the Board, the Chief Executive Officer or the President, by those officers. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect upon delivery unless the notice specifies a later date.
Section 4.3   Duties.   All officers shall have the authority and perform those duties in the management of the Corporation which are normally incident to their offices and as the Board of Directors provides from time to time, including those duties specified below.
A.   Chairperson of the Board.   The Chairperson of the Board shall, when present, preside at meetings of the Board of Directors and shareholders and shall exercise all powers and perform all other duties assigned by the Board of Directors.
B.   Chief Executive Officer.   The Board of Directors may designate a Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have general responsibility for the implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. In the absence of the Chairperson of the Board, or if there is no Chairperson of the Board, the Chief Executive Officer shall preside at meetings of the Board of Directors or shareholders unless the Board of Directors has designated a lead director to do so.
C.   President.   Subject to any supervisory powers given by the Board of Directors to the Chairperson of the Board and the Chief Executive Officer, the President shall be the chief operating officer of the Corporation and shall have general supervision, direction, and control of the operations and the officers and employees of the Corporation.
D.   Vice Presidents.   In the absence or disability of the Chief Executive Officer or the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the Chief Executive Officer or the President, as applicable, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer or the President, as applicable. The Vice Presidents shall have the other powers and perform the other duties prescribed for them respectively by the Board of Directors, by the Chief Executive Officer, the President, or by the Chairperson of the Board and may have additional designations such as “Executive,” “Senior,” or “Assistant.”
E.   Chief Financial Officer.   The Chief Financial Officer (who may be either the Controller or a vice president or both) shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including amounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall be open at all reasonable times for inspection by any director. The Chief Financial Officer shall arrange for deposit of all moneys and other valuables in the name and to the credit of the Corporation with the depositories designated generally by the Board of Directors, shall disburse the funds of the

Corporation as provided by the Board of Directors, shall render to the Chairperson, the Chief Executive Officer, the President and directors, whenever requested, an account of all transactions as Chief Financial Officer and an account of the financial condition of the Corporation.
F.   Secretary.   The Secretary shall keep or cause to be kept a corporate minute book. The minute book shall contain minutes of all meetings and actions of directors, committees of directors, and shareholders. The Secretary shall keep or cause a transfer agent to keep a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares if such shares are certificated, and the number and date of cancellation of certificates surrendered for cancellation. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors, as required by law or these bylaws, and shall keep the seal of the Corporation, if any. The Board of Directors may also from time to time designate Assistant Secretaries to assist the Secretary or, in the absence of the Secretary, to carry out the duties of the Secretary.
Section 4.4   Officer Vacancies.   If any office becomes vacant by reason of the death, resignation, disqualification or removal of the incumbent, or from any other cause, the Board of Directors may, by the vote of a majority, elect a successor to hold office for the unexpired term in respect to which the vacancy occurred or was created. In case of the absence of any officer of the Corporation, or for any reason that the Board of Directors considers sufficient, the Board, for the time being, may delegate the powers of the absent officer to any other officer or to any director, except where otherwise provided by these bylaws or by statute.
Section 4.5   Bonds of Officers.   The Board of Directors shall determine which officers of the Corporation, if any, shall give bond, and the bond terms and amount, the expense of the bond to be paid by the Corporation.
Section 4.6   Compensation.   The Board of Directors, or one of its duly appointed committees, shall fix the salaries of the executive officers of the Corporation subject to applicable law and requirements of the Nasdaq Stock Market. The compensation of other officers and employees of the Corporation shall be set by the executive officers of the Corporation pursuant to authority delegated to such executive officers from time to time.
ARTICLE 5.
MEETINGS OF DIRECTORS
Section 5.1   Meetings.   Meetings of the Board of Directors may be held at such time and place either within or without the State of Tennessee as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President or a majority of the directors then in office. The directors shall designate the place of any meeting.
Section 5.2   Notice of Directors’ Meeting.   Regular Board meetings may be held without notice. Special meetings shall be held upon notice of time, date and place sent by any usual means of communication not less than one (1) day before the special meeting. A director may waive the right to notice in writing before, during, or after a meeting. Unless a director promptly objects to holding the meeting for lack of notice, any meeting at which all of the directors are present shall be a valid meeting whether or not notice of the meeting was given, and any business may be transacted at that meeting.
Section 5.3   Quorum and Vote.   The presence of a majority of the directors constitutes a quorum for the transaction of business. A meeting may be adjourned despite the absence of a quorum, and notice of an adjourned meeting is not necessary if the time and place to which the meeting is adjourned are fixed at the meeting at which the adjournment is taken, and if the period of adjournment does not exceed one (1) month in any one (1) adjournment. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the vote of a greater number is required by the Charter, these bylaws or the laws of the State of Tennessee.

Section 5.4   Presence through Communications Equipment.   Any regular or special meeting of the Board of Directors, and any meeting of any Board committee, may be held through any communications equipment (e.g., video or telephone conference) if all persons participating can simultaneously hear each other, and participation in a meeting pursuant to this Section 5.4 shall constitute presence in person at that meeting.
Section 5.5   Meetings and Actions of Committees.   Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall constitute a quorum. Each committee of the Board of Directors and its members shall be governed by the same statutory requirements regarding meetings, action without meetings, notice and waiver of notice and voting requirements as are applicable to the Board of Directors and its members.
Section 5.6   Action Without a Meeting.   Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting by written consent if (i) all of the members of the Board of Directors or committee, as the case may be, consent to taking such action without a meeting, and (ii) such action is approved by the affirmative vote of the number of directors or committee members that would be necessary to authorize or take such action at a meeting. The written consent shall (a) describe the action taken, (b) be signed by all directors entitled to vote on that action, (c) indicate each director’s vote or abstention on the action, and (d) be included in the minutes or filed with the corporate records of the Corporation. Action taken by written consent shall be effective when the last director signs the consent unless the consent specifies a different effective date.
ARTICLE 6.
MEETINGS OF SHAREHOLDERS
Section 6.1   Annual Meeting.   An annual meeting of the shareholders shall be held at the place, if any, or pursuant to the means of remote communication, if any, by which shareholders may be deemed to be present in person and vote at such meeting pursuant to the Tennessee Business Corporation Act and on the date and at the time, in each case, designated by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting. Any business may be transacted at the annual meeting without specific notice of any business being given, except business for which the law requires specific notice.
Section 6.2   Special Meetings.   Special meetings of the shareholders, for any purpose or purposes unless otherwise prescribed by law, (i) may be called by the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office, the Chairperson of the Board of Directors, the Chief Executive Officer or the President, and (ii) shall be called by the Chief Executive Officer, the President or the Secretary at the written request of any person or persons holding of record not less than twenty percent (20%) of all the votes entitled to be cast on any issue contemplated to be considered at such proposed special meeting, which written request shall state with specificity the purpose or purposes of such meeting. Business transacted at all special meetings shall be confined to the purpose or purposes stated in the notice of meeting. In the case of a valid written request for a meeting by shareholders, the Corporation shall mail notice of the meeting pursuant to Section 6.3 below within thirty (30) days of the receipt of a written request complying with this Section 6.2. The Board of Directors shall designate the time, date, place, if any, and the means of remote communication, if any, by which shareholders may be deemed to be present in person and vote at any special meeting.
Section 6.3   Notice of Shareholder Meetings.   Written notice stating the place, date, and time of, and, if applicable, any means of remote communication by which shareholders may attend and vote at, the meeting, and, in the case of a special meeting, the purpose or purposes for which the special meeting is called and identifying those calling the special meeting, shall be delivered either personally or by mail by or at the direction of the Chief Executive Officer, the President, the Secretary or the person calling the meeting, to each shareholder entitled to vote at the meeting. The notice shall be delivered not less than ten (10) days nor more than two (2) months before the date of the meeting. If mailed, the notice shall be considered delivered when deposited in the United States mail, postage prepaid, and addressed to the shareholder at the address which appears on the stock transfer books of the Corporation; if delivered personally, the notice shall be considered delivered when actually received by the shareholder. The person giving the notice shall certify that the required notice has been given. Any shareholder may, in writing, waive the right to notice of annual or special meetings either before, during or after the meeting. Attendance by a shareholder in person or by proxy (including, in either case, through any means of remote communication, if applicable) shall constitute a waiver of objection to lack of, or any defect in, notice and to consideration of any matter that was not described in the meeting notice unless the shareholder expressly objects in the manner required by applicable law.
Section 6.4   Quorum Requirements.   Unless otherwise set forth in the Charter or required by applicable law, a majority of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business at such meeting. A meeting may be adjourned despite the absence of a quorum by an officer entitled to preside at or to act as secretary of the meeting, and notice of an adjourned meeting is not necessary if the time and place to which the meeting is adjourned are announced at the meeting before the adjournment. In all matters other than the election of directors, when a quorum is present at any meeting, the affirmative vote of the majority of shares present in person or represented by written proxy at the meeting and entitled to vote and voting thereon shall be the act of the shareholders (with abstentions and broker non-votes not counted as votes cast either for or against such matter), unless the question is one upon which, by express provision of the Charter, these bylaws or by the laws of the State of Tennessee, a different vote is required, in which case the express provision shall govern the decision of that question.
Section 6.5   Voting and Proxies.   Every shareholder entitled to vote at a meeting may do so either in person or by written proxy. The written proxy shall be filed with the Secretary of the Corporation or other officer or agent authorized to tabulate votes before being voted. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board of Directors. A proxy entitles the holder of that proxy to vote at any adjournment of the meeting, but shall not be valid after the final adjournment of that meeting. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the proxy expressly provides otherwise.
Section 6.6   Record Date for Shareholder Notice, Voting and Consent.
A.   To determine the shareholders entitled to notice of or to vote at any meeting of the shareholders, or any adjournment thereof, or entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date. The record date shall not be more than seventy (70) days nor less than ten (10) days before the date of any meeting or any action without a meeting. Only shareholders of record on the specified date are entitled to notice and to vote or to give consents, notwithstanding any transfer of shares on the books of the Corporation after the record date.
B.   If the Board of Directors does not fix a record date: (i) the record date for determining shareholders entitled to notice of or to vote at a shareholders’ meeting is 5:00 p.m. Central Time on the business day immediately preceding the day on which notice is given; and (ii) the record date for determining shareholders entitled to consent in writing to corporate action without a meeting is the date on which the first written consent is given.
Section 6.7   Business at Annual and Special Meetings.   No business may be transacted at an annual or special meeting of shareholders other than business that is:
A.   specified in a notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or an authorized committee thereof, or given by the Corporation in response to a valid written request for a special meeting from a shareholder pursuant to Section 6.2,
B.   otherwise brought before the meeting by or at the direction of the Board of Directors or an authorized committee thereof, or
C.   otherwise brought before an annual meeting or, in the case of a special meeting at which directors are to be elected, nominations otherwise brought before a special meeting, by a shareholder who complies with the notice, eligibility and other requirements set forth in this Section 6.7, Section 6.8 or Section 6.9 of these bylaws, as applicable (such shareholder, the “Noticing Shareholder”).

Clause C of this Section 6.7 shall be the exclusive means for a Noticing Shareholder to make director nominations or submit other business before a meeting of shareholders (other than proposals brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting, which proposals are not governed by these bylaws). A “Noticing Shareholder” must be either a “Record Holder” or a “Nominee Holder.” A “Record Holder” is a shareholder that owns of record stock of the Corporation entitled to vote at the meeting on the business (including any election of a director) to be appropriately conducted at the meeting both at the time of the giving of notice provided for in these bylaws and at the time of the meeting. A “Nominee Holder” is a shareholder that owns such stock through a nominee or “street name” holder of record and can demonstrate to the Corporation such indirect ownership of such stock and such Nominee Holder’s entitlement to vote such stock on such business both at the time of the giving of notice provided for in these bylaws and at the time of the meeting. A Noticing Shareholder shall be deemed to “own” only those outstanding shares of common stock of the Corporation as to which the shareholder possesses both (i) the full voting and investment rights pertaining to such shares (including the right to instruct how the shares are voted with respect to the election of directors) and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (y) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the Corporation, in any such case which such instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such shareholder or affiliate. A Noticing Shareholder’s ownership of shares shall be deemed to continue during any period in which the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the common stock of the Corporation are “owned” for purposes of this Section 6.7(C) shall be determined by the Board of Directors (or any committee thereof).
Section 6.8   Notice of Shareholder Business to be Conducted at a Meeting of Shareholders.   In order for any nominations or any other business to be properly brought before an annual or special meeting of shareholders pursuant to Section 6.7(C), the Noticing Shareholder must give notice thereof in writing to the Secretary of the Corporation, such notice must be timely and in proper form pursuant to the requirements of this Section 6.8, and such business must otherwise be a proper matter for shareholder action under applicable law. This Section 6.8 shall constitute an “advance notice provision” for annual meetings for purposes of Rule 14a-4(c)(1) under the Exchange Act.
A.   To be timely, a Noticing Shareholder’s notice shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation:
(i)
in the case of an annual meeting of shareholders, not earlier than the 5:00 p.m. Central Time on the one hundred twentieth (120th) day and not later than 5:00 p.m. Central Time on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the Noticing Shareholder, to be timely, must be so delivered or mailed and received not earlier than 5:00 p.m. Central Time on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation,

(ii)
in the case of a special meeting of shareholders called by or at the direction of the Board of Directors or an authorized committee thereof at which directors are to be elected, in which case such Noticing Shareholder’s notice shall be limited to nominations, not earlier than 5:00 p.m. Central Time on the one hundred twentieth (120th) day prior to such special meeting and not later than 5:00 p.m. Central Time on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs, and

(iii)
in the case of a special meeting of shareholders called pursuant to Section 6.2 following receipt of a valid written request from the holders of at least twenty percent (20%) of all votes entitled to be cast on any issue to be considered at such special meeting, not later than the day on which such written demand is delivered to the Secretary.

In no event shall any adjournment or postponement of an annual or special meeting, or the announcement thereof, commence a new time period for the giving of a shareholder’s notice as described above.
B.   To be in proper form, whether in regard to a nominee for election to the Board of Directors or other business, a Noticing Shareholder’s notice to the Secretary must:
(i)
set forth, as to the Noticing Shareholder and any Shareholder Associated Person thereof, and, if the Noticing Shareholder or such Shareholder Associated Person holds for the benefit of another, the beneficial owner on whose behalf the nomination or proposal is made, the following information together with a representation as to the accuracy of the information:

(A)
the name(s) and address(es) of the Noticing Shareholder and any Shareholder Associated Person as they appear on the Corporation’s books and, if the Noticing Shareholder or any such Shareholder Associate Person holds for the benefit of another, the name and address of such beneficial owner (collectively “Holder”),

(B)
the class or series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and/or of record by such Holder, and the date such ownership was acquired,

(C)
any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) that is directly or indirectly owned beneficially by the Holder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation,

(D)
any proxy, contract, arrangement, understanding, or relationship pursuant to which the Holder has a right to vote or has granted a right to vote any shares of any security of the Corporation,

(E)
any short interest in any security of the Corporation (for purposes of these bylaws, a person shall be deemed to have a short interest in a security if the Holder directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security),

(F)
any rights to dividends on the shares of the Corporation owned beneficially by the Holder that are separated or separable from the underlying shares of the Corporation,

(G)
any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which the Holder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of a limited liability company or similar entity,

(H)
any performance-related fees (other than an asset-based fee) that the Holder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any,

(I)
any arrangements, rights, or other interests described in Sections 6.8.B(i)(C)-(H) held by members of such Holder’s immediate family sharing the same household,

(J)
a representation that the Noticing Shareholder intends to appear in person or by proxy at the meeting to nominate the person(s) named or propose the business specified in the notice,

(K)
a representation that the Noticing Shareholder intends to solicit proxies in support of director nominees other than the Corporation’s director nominees in accordance with Rule 14a-19 promulgated under the Exchange Act, and, if such Shareholder proposes other business, whether or not such shareholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve the business proposed and/or otherwise to solicit proxies from shareholders in support of the business proposed,

(L)
a certification regarding whether or not the Holder has complied with all applicable federal, state and other legal requirements in connection with such Holder’s acquisition or ownership of shares or other securities of the Corporation,

(M)
any other information relating to the Holder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder,

(N)
an undertaking that the Noticing Shareholder will reimburse the Corporation in accordance with and in the circumstances outlined in Section 6.8.I of these bylaws, if applicable, and

(O)
any other information as reasonably requested by the Corporation.

Such information shall be provided as of the date of the notice and shall be supplemented by the Holder not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date.
(ii)
if the notice relates to any business other than a nomination of a director or directors that the shareholder proposes to bring before the meeting, set forth:

(A)
a brief description of the business desired to be brought before the meeting (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting, and any material direct or indirect interest of the Holder in such business, and

(B)
a description of all agreements, arrangements and understandings, direct and indirect, between the Holder, and any other person or persons (including their names) in connection with the proposal of such business by the Holder.

(iii)
set forth, as to each person, if any, whom the Holder proposes to nominate for election or reelection to the Board of Directors:

(A)
all information relating to the nominee (including, without limitation, the nominee’s name, age, business and residence address and principal occupation or employment and the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the nominee) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected),

(B)
a description of any agreements, arrangements and understandings, direct or indirect, between or among such Holder, on the one hand, and any other persons (including any Shareholder Associated Person), on the other hand, in connection with the nomination of such person for election as a director,

(C)
a description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three (3) years, and any other material relationships, between or among the Holder and his, her or its affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the Holder making the nomination or on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of Item 404 and the nominee were a director or executive officer of such registrant,

(D)
the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee,

(E)
the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, and

(F)
any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act.

(iv)
with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation, and agreement required by Section 6.10.

The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of the proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of the nominee.
C.   Notwithstanding anything in Section 6.8.A to the contrary, if the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by these bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the 5:00 p.m. Central Time on the tenth (10th) day following the day on which the public announcement naming all nominees or specifying the size of the increased Board of Directors is first made by the Corporation.
D.   For purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations thereunder. As used in these bylaws, the term “Shareholder Associated Person” means, with respect to any shareholder, (i) any person acting in concert with such shareholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder (other than a shareholder that is a depositary) and (iii) any person controlling, controlled by or under common control with any shareholder, or any Shareholder Associated Person identified in clauses (i) or (ii) above.
The term “affiliate” means, with respect to a specified person, a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. The term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
The term “associate” means, with respect to a specified person, (i) any corporation or organization (other than the Corporation or a majority owned subsidiary of the Corporation) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Corporation or any of its subsidiaries.
E.   Only those persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors. Only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these bylaws. If any information submitted pursuant to this Section 6.8 by any shareholder proposing a nominee(s) for election as a director at a meeting of shareholders is inaccurate in any material respect, such information shall be deemed not to have been provided in accordance with this Section 6.8. Except as otherwise provided by law, the Charter or these bylaws, the Chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in compliance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, to declare that such proposal or nomination is defective, in which case it shall be disregarded.
F.   Notwithstanding the foregoing provisions of these bylaws, a Noticing Shareholder also shall comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these bylaws; provided, however, that any references in these bylaws to the Exchange Act or the rules thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 6.7 or Section 6.8.
G.   Nothing in these bylaws shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. Notice of shareholder proposals that are, or that the Noticing Shareholder intends to be, governed by Rule 14a-8 under the Exchange Act are not governed by these bylaws.
H.   Notwithstanding the foregoing provisions of this Section 6.8, unless otherwise required by applicable law, if any Holder (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(3) promulgated under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for any nominee proposed by such Holder. Upon request by the Corporation, any Holder that has provided notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

I.   In the event that any Holder (including its affiliates) nominates one or more nominees for election as a director of the Corporation at a meeting of the shareholders at which directors are to be elected (whether before or after the date of adoption of this bylaw), and each such nominee who is not recommended by the Board of Directors receives the favorable vote of less than twenty-five percent (25%) of the votes cast for the election of directors at such meeting, and such Holder subsequently (after the date of adoption of this bylaw) nominates one or more nominees for election as a director of the Corporation at a second meeting of the shareholders within five (5) years following such meeting (whether or not consecutive with the first meeting), then:
(i)
if each of such Holder’s nominees who is not recommended by the Board of Directors at such second meeting receives the favorable vote of less than twenty-five percent (25%) of the votes cast for the election of directors at such second meeting, such Holder shall be required to reimburse the Corporation for all of the Corporation’s documented out-of-pocket costs and expenses, including, without limitation, attorneys’ and other professional and advisory fees, incurred in connection with such nomination at such second meeting; provided, that such amount to be reimbursed by such Holder shall not exceed $5,000,000;

(ii)
if any of such Holder’s nominees who is not recommended by the Board of Directors is elected by the shareholders to the Board of Directors at such second meeting, the Corporation shall reimburse such Holder’s documented out-of-pocket costs and expenses, including, without limitation, attorneys’ and other professional and advisory fees, incurred in connection with such Holder’s nomination of all candidates for election at such second meeting; provided, that such amount to be reimbursed by the Corporation shall not exceed $5,000,000; and

(iii)
if any of such Holder’s nominees who is not recommended by the Board of Directors receives the favorable vote of at least twenty-five percent (25%) of the votes cast for the election of directors at such second meeting, but no such nominee is elected, neither such Holder nor the Corporation shall be required to reimburse the other in connection with such second meeting, and such Holder shall not be required to reimburse the Corporation pursuant to this Section 6.8.I in connection with nominations at any subsequent meetings of shareholders unless and until all nominees nominated by such Holder who are not recommended by the Board of Directors receive the favorable vote of less than twenty-five percent (25%) of the votes cast for the election of directors at two subsequent meetings of shareholders at which directors are to be elected (whether or not consecutive) occurring in any five-year period.

Section 6.9   Proxy Access.
A.   Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of shareholders, subject to the provisions of this Section 6.9, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by the Board of Directors (or any committee thereof), the name, together with the Required Information (defined below), of any person nominated for election (the “Shareholder Nominee”) to the Board of Directors by a Noticing Shareholder or group of no more than twenty (20) Noticing Shareholders that satisfies the requirements of this Section 6.9 (such Noticing Shareholder or such group of Noticing Shareholders, including as the context requires each group member thereof, referred to herein as an “Eligible Shareholder”), and who expressly elects at the time of providing the notice required by this Section 6.9 (the “Notice of Proxy Access Nomination”) to have its nominee included in the Corporation’s proxy materials pursuant to this Section 6.9. For purposes of this Section 6.9, the “Required Information” that the Corporation will include in its proxy statement is the information provided to the Secretary concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the Corporation’s proxy statement by the regulations promulgated under the Exchange Act, and if the Eligible Shareholder so elects, a written statement, not to exceed 500 words, in support of the Shareholder Nominee(s)’ candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 6.9, the Corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.

B.   To be timely, a Notice of Proxy Access Nomination must be delivered to the Secretary at the principal executive offices of the Corporation not later than 5:00 p.m. Central Time on the 120th day, nor earlier than the close of business on the 150th day, prior to the first anniversary of the date that the Corporation commenced mailing of its definitive proxy materials (as stated in such materials) for the immediately preceding annual meeting of shareholders (the last day on which a Notice of Proxy Access Nomination may be delivered, the “Final Proxy Access Nomination Date”). In the event that no annual meeting of shareholders was held in the previous year or the date of the upcoming annual meeting of shareholders is more than 30 days before or more than 60 days after the anniversary date of the previous annual meeting of shareholders, to be timely, a Notice of Proxy Access Nomination must be so delivered not earlier than the close of business on the 150th day prior to the date of such annual meeting of shareholders and not later than the close of business on the later of the 120th day prior to the date of such annual meeting of shareholders or, if the first public announcement of the date of such annual meeting of shareholders is less than 130 days prior to the date of such annual meeting of shareholders, the 10th day following the day on which public announcement of the date of such annual meeting of shareholders is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting of shareholders or the announcement thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination as described above.
C.   The maximum number of Shareholder Nominees nominated by all Eligible Shareholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of shareholders shall not exceed twenty percent (20%) of the number of directors in office as of the Final Proxy Access Nomination Date or if such amount is not a whole number, the closest whole number below twenty percent (20%) (the “Permitted Number”). In the event that one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the board in connection therewith, the Permitted Number shall be calculated based on the number of directors on the Board of Directors as so reduced. Any individual nominated by an Eligible Shareholder for inclusion in the Corporation’s proxy materials pursuant to this Section 6.9 whom the Board of Directors decides to nominate as a director nominee shall be counted as one of the Shareholder Nominees for purposes of determining when the Permitted Number has been reached. Any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 6.9 shall rank such Shareholder Nominees based on the order that the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the Corporation’s proxy statement in the event that the total number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 6.9 exceeds the Permitted Number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 6.9 exceeds the Permitted Number, the highest ranking Shareholder Nominee who meets the requirements of this Section 6.9 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of common stock of the Corporation each Eligible Shareholder disclosed as owned in its respective Notice of Proxy Access Nomination submitted to the Corporation. If the Permitted Number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this Section 6.9 from each Eligible Shareholder has been selected, this process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached. Notwithstanding anything to the contrary contained in this Section 6.9, if the Corporation receives notice pursuant to Section 6.8.B of these bylaws that a shareholder intends to nominate for election at such meeting a number of nominees greater than or equal to a majority of the total number of directors to be elected at such meeting, no Shareholder Nominees will be included in the Corporation’s proxy materials with respect to such meeting pursuant to this Section 6.9.
D.   In order to make a nomination pursuant to this Section 6.9, an Eligible Shareholder must have owned the Required Ownership Percentage (as defined below) of the Corporation’s outstanding common stock (the “Required Shares”) continuously for the Minimum Holding Period (as defined below) as of both the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary in accordance with this Section 6.9 and the record date for determining the shareholders entitled to vote at the annual meeting and must continue to own the Required Shares through the meeting date. For purposes of this Section 6.9, the “Required Ownership Percentage” is three percent (3%) or more, and the “Minimum

Holding Period” is three (3) years. Within the time period specified in this Section 6.9 for delivering the Notice of Proxy Access Nomination, an Eligible Shareholder must provide the following information in writing to the Secretary:
(i)
one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary, the Eligible Shareholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Shareholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date,

(ii)
a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act,

(iii)
the information, representations and agreements that are the same as those that would be required to be set forth in a shareholder’s notice of nomination pursuant to subsection (i) (excluding subpart (K) and (N) thereof), subsection (iii) and subsection (iv) of Section 6.8.B of these bylaws,

(iv)
a representation that the Eligible Shareholder (including each member of any group of shareholders that together is an Eligible Shareholder hereunder) (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent, (B) presently intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting, (C) has not nominated and will not nominate for election any individual as a director at the annual meeting, other than its Shareholder Nominee(s), (D) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors, (E) agrees to comply with all applicable laws and regulations applicable to the use, if any, of soliciting material, and (F) will provide facts, statements and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading,

(v)
a representation as to the Eligible Shareholder’s (including each member of any group of shareholders that together is an Eligible Shareholder hereunder) intentions with respect to maintaining qualifying ownership of the Required Shares for at least one year following the annual meeting,

(vi)
in the case of a nomination by a group of shareholders that together is an Eligible Shareholder, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including withdrawal of the nomination, and

(vii)
an undertaking that the Eligible Shareholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the Corporation or out of the information that the Eligible Shareholder provided to the Corporation and (B) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 6.9.

E.   In the event that any information or communications provided by the Eligible Shareholder or the Shareholder Nominee to the Corporation or its shareholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the Secretary of any defect in such previously provided information and of the information that is required to correct any such defect, it being understood that providing any such notification shall not be deemed to cure any defect or limit the Corporation’s rights to omit a Shareholder Nominee from its proxy materials as provided in this Section 6.9.
F.   The Corporation shall not be required to include, pursuant to this Section 6.9, a Shareholder Nominee in its proxy materials for any meeting of shareholders (i) for which the Secretary receives a notice that a shareholder has nominated such Shareholder Nominee for election to the Board of Directors pursuant to the advance notice requirements for shareholder nominees for director set forth in Section 6.8 of these bylaws, (ii) if the Eligible Shareholder (or any member of any group of shareholders that together is such Eligible Shareholder) who has nominated such Shareholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors, (iii) if the Shareholder Nominee is or becomes a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, or is receiving or will receive any such compensation or other payment from any person or entity other than the Corporation, in each case in connection with service as a director of the Corporation, (iv) who is not independent under the listing standards of each principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Corporation’s directors, in each case as determined by the Board of Directors, (v) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these bylaws, the Charter, the rules and listing standards of the principal U.S. exchanges upon which the common stock of the Corporation is traded, or any applicable state or federal law, rule or regulation, (vi) who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (vii) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years, (viii) if such Shareholder Nominee or the applicable Eligible Shareholder (or any member of any group of shareholders that together is such Eligible Shareholder) shall have provided information to the Corporation in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading, as determined by the Board of Directors or any committee thereof or (ix) the Eligible Shareholder (or any member of any group of shareholders that together is such Eligible Shareholder) or applicable Shareholder Nominee fails to comply with its obligations pursuant to this Section 6.9.
G.   Notwithstanding anything to the contrary set forth herein, the Board of Directors or the Chairperson of the meeting of shareholders shall declare a nomination by a Eligible Shareholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation, if (i) the Shareholder Nominee(s) and/or the applicable Eligible Shareholder (or any member of any group of shareholders that together is such Eligible Shareholder) shall have breached its or their obligations under this Section 6.9, as determined by the Board of Directors or the Chairperson of the meeting or (ii) the Eligible Shareholder (or a qualified representative thereof) does not appear at the meeting of shareholders to present any nomination pursuant to this Section 6.9.
Section 6.10   Submission of Questionnaire, Representation and Agreement.   To be eligible to be a Shareholder Nominee or a nominee for election or reelection as a director of the Corporation by a Holder, a person must complete and deliver (in accordance with the time periods prescribed for delivery of notice under Section 6.8 or Section 6.9, as applicable) to the Secretary at the principal executive offices of the Corporation a written questionnaire providing the information requested about the background and qualifications of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement (the questionnaire, representation, and agreement to be in the form provided by the Secretary upon written request) that such person:
A.   is not and will not become a party to:
(i)
any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation, or

(ii)
any Voting Commitment that could limit or interfere with the person’s ability to comply, if elected as a director of the Corporation, with the person’s fiduciary duties under applicable law,

B.   is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed therein, and
C.   in the person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Corporation, and
D.   if elected, intends to serve a full term as a director of the Corporation and, as a director of the Corporation, acknowledges that such person will owe fiduciary duties under applicable law with respect to the Corporation and its shareholders.
Section 6.11   Conduct of Shareholder Meetings.   The Board may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with rules, regulations and procedures adopted by the Board, the Chairperson of a shareholder meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts, as, in the judgment of such Chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or the Chairperson of the meeting, may include, without limitation, the following: (a) the establishment of an agenda for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present at the meeting; (c) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the Chairperson of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants; (f) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (g) removal of any shareholders or any other individual who refuses to comply with meeting rules, regulations or procedures; (h) restrictions on the use of audio and video recording devices, cell phones and other electronic devices; (i) rules, regulations and procedures for compliance with any federal, state or local laws or regulations, including those concerning safety, health or security; (j) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting; and (k) rules, regulations or procedures regarding the participation by means of remote communication, if any, of shareholders and proxyholders not physically present at a meeting.
ARTICLE 7.
CAPITAL STOCK
Section 7.1   Stock Certificates.   The Board of Directors may determine to issue to each shareholder a certificate or certificates of capital stock of the Corporation in the form prescribed by the Board. Unless otherwise decided by the Board of Directors, all certificates shall be signed in the name of the Corporation by the Chairperson of the Board, the Chief Executive Officer, or the President and by the Chief Financial Officer or the Secretary of the Corporation. Any or all of the signatures on the certificates may be facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate ceases to be an officer, transfer agent, or registrar before that certificate is issued, it may be issued by the Corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue. The Board of Directors also may elect, in lieu of issuing certificates, to provide for the issuance of uncertificated shares of the capital stock of the Corporation. Notwithstanding the foregoing, shares of the Corporation’s stock may also be evidenced by registration in the holder’s name in uncertificated book-entry form on the books of the Corporation in accordance with a direct registration system approved by the Securities and Exchange Commission and by the Nasdaq Stock Market or any securities exchange on which the stock of the Corporation may from time to time be traded.
Section 7.2   Transfer of Shares.   Subject to any restrictions on transfer imposed by either the applicable securities laws or any shareholder agreement, shares of stock may be transferred on the books of the Corporation by (i) delivery and surrender of the properly endorsed certificate, or (ii) with respect to a transfer of uncertificated shares, a written order to the Corporation, in a form acceptable to the Corporation and its transfer agent, authorizing and instructing the Corporation to effect the transfer and executed by (a) the holder of record thereof, (b) his or her legal representative, who, upon request of the Corporation shall furnish proper evidence of authority to transfer, or (c) his or her attorney, authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a duly appointed transfer agent.
Section 7.3   Lost or Destroyed Certificates.   In case of loss, mutilation or destruction of a certificate of stock, a duplicate certificate may be issued upon the terms prescribed by the Board of Directors, including provision for indemnification of the Corporation secured by a bond or other security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.
ARTICLE 8.
INDEMNIFICATION OF DIRECTORS AND OFFICERS
Section 8.1   Right to Indemnification.   The Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person (an “Indemnitee”) who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be involved, in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, including without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor (each, a “Proceeding”), by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, or employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any Proceedings. This indemnification shall be a contract right and shall include the right to receive payment in advance of any expenses incurred by an Indemnitee in connection with Proceedings, consistent with the provisions of applicable law as then in effect.
Section 8.2   Contracts and Funding.   The Corporation may enter into contracts with any director, officer, employee or agent of the Corporation in furtherance of the provisions of this Article 8, and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of all amounts necessary to effect indemnification as provided in this Article 8.
Section 8.3   Employee Benefit Plans.   For purposes of this Article 8, references to “other enterprises” shall include employee benefit plans and employee welfare benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, partner, trustee, employee or agent of the Corporation which imposes duties on, or involves services by, that director, officer, partner, trustee, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation.
Section 8.4   Indemnification Not Exclusive Right.   The right of indemnification and advancement of expenses provided in this Article 8 is not exclusive of any other rights to which a person seeking indemnification may otherwise be entitled under any statute, bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding the office. The provisions of this Article 8 shall benefit the heirs and legal representatives of any person entitled to indemnity under this Article 8 and shall be applicable to Proceedings commenced or continuing after the adoption of this Article 8, whether arising from acts or omissions occurring before or after adoption.
Section 8.5   Advancement of Expenses and Procedures.   In furtherance, but not in limitation, of the provisions in this Article 8, the following procedures and remedies apply with respect to advancement of expenses and the right to indemnification:
A.   Advancement of Expenses.   All reasonable expenses incurred by or on behalf of an Indemnitee in connection with Proceedings shall be advanced from time to time to the Indemnitee by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting the advance, whether prior to or after final disposition of a Proceeding. Each statement shall reasonably evidence the expenses incurred by the Indemnitee, and if required by law at the time of the advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if it should ultimately be determined that the Indemnitee is not entitled to be indemnified against those expenses, and shall include such other information or affirmation as required by law.
B.   Written Request for Indemnification.   To obtain indemnification under this Article 8, an Indemnitee shall submit to the Secretary of the Corporation a written request, including all documentation and information reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the “Supporting Documentation”). The determination of the Indemnitee’s entitlement to indemnification shall be made within a reasonable time after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The Secretary of the Corporation, promptly upon receipt of a request for indemnification, shall advise the Board of Directors in writing of that request.
C.   Procedure for Determination.   An Indemnitee’s entitlement to indemnification shall be determined: (i) by the Board of Directors by majority vote of a Board quorum consisting of directors not at the time parties to the Proceeding; (ii) if a quorum cannot be obtained under subdivision C(i), by a majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two (2) or more directors not at the time parties to the Proceeding; (iii) by independent special legal counsel selected by the Board of Directors or its committee in the manner prescribed in subdivision C(i) or C(ii); or if those subdivisions cannot be satisfied, selected by majority vote of the full Board (in which selection directors who are parties may participate); or (iv) by the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the Proceeding may not be voted on the determination.
ARTICLE 9.
RECORDS AND REPORTS
Section 9.1   Maintenance of Certain Records.   The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, and as otherwise determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each.
Section 9.2   Inspection of Records by Shareholders.
A.   A shareholder may, during regular business hours on five (5) business days prior written demand on the Corporation, inspect and copy:
(i)
the Corporation’s then existing charter and all amendments currently in effect;

(ii)
the Corporation’s then existing bylaws and all amendments currently in effect;

(iii)
resolutions adopted by the Board of Directors creating one (1) or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;
(iv)
the minutes of all shareholders’ meetings and records of all action taken by shareholders without a meeting, if any, for the past three (3) years;

(v)
all written communications to shareholders generally within the past three (3) years, including certain financial statements prepared for the past three (3) years;

(vi)
a list of the names and business addresses of the current directors and officers; and

(vii)
the most recent annual report delivered to the Tennessee Secretary of State.

B.   Shareholders may inspect other specified corporate records pursuant to Section 48-26-102 of the Tennessee Business Corporation Act.
Section 9.3   Inspection of Records by Directors.   Every director has the right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Corporation and each of its subsidiaries. Inspection by a director may be made in person or by an agent or attorney duly designated by the director, and the right of inspection includes the right to copy and make extracts.
ARTICLE 10.
GENERAL CORPORATE MATTERS
Section 10.1   Record Date for Purposes Other than Notice and Voting.
A.   For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action (other than notice of a meeting, voting, or action by the shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than seventy (70) days before that action, and only shareholders of record on the date fixed are entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, notwithstanding any transfer of any shares on the books of the Corporation after the specified record date, except as otherwise provided in the Tennessee Business Corporation Act.
B.   If the Board of Directors does not fix a record date, the record date for determining shareholders for any of these purposes shall be at 5:00 p.m. Central Time on the day on which the Board adopts the applicable resolution.
Section 10.2   Contracts.   Except as otherwise required by law, the Charter or these bylaws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. Subject to any restrictions imposed by the Board of Directors or the Chairperson of the Board, the Chief Executive Officer, the President or any Vice President of the Corporation may delegate contractual power to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 10.3   Distributions.   The Board of Directors may, from time to time, declare, and the Corporation may pay, distributions on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by applicable law.
ARTICLE 11.
AMENDMENT OF BYLAWS
These bylaws may be amended, supplemented or repealed as provided by the laws of the State of Tennessee and the Charter.
Amended and restated as of May 16, 2025.

1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 208-8902
Email: info@okapipartners.com

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION
c/o Corporate Election Services P. O. Box 1150Pittsburgh, PA 15230 V O T E B Y T E L E P H O N EPlease have your proxy card available when you call the toll-free number 1-888 -693-8683 using a touch-tone telephone and follow the simple directions that will be presented to you.V O T E B Y I N T E R N E TPlease have your proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you.V O T E B Y M A I LPlease mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230. IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!Control Number If submitting your proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. CRACKER BARREL OLD COUNTRY STORE, INC.PROXY CARDProxy Solicited by and on behalf of the Board of Directors for theAnnual Meeting of Shareholders to be held on Thursday, November 20, 2025The shareholder(s) whose signature(s) appear(s) below hereby appoint(s) Julie Masino, Carl Berquist, and Richard Wolfson, and each of them, as proxies, with full power of substitution, to vote all shares that the shareholder(s) would be entitled to vote on all matters that may properly come before the Annual Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”) to be held via a live webcast at www.cesonlineservices.com/cbrl25_vm on Thursday, November 20, 2025 at 10:00 a.m., Central Time. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified. The shares will be voted in accordance with your instructions.THE SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR ALL BOARD OF DIRECTORS NOMINEES IN THE ELECTION OF DIRECTORS; TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT THAT ACCOMPANIES THIS NOTICE; TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR; TO APPROVE AN AMENDMENT TO THE CRACKER BARREL OLD COUNTRY STORE, INC. 2020 OMNIBUS INCENTIVE PLAN; TO RATIFY, ON AN ADVISORY BASIS, THE INCLUSION OF A PROXY ACCESS PROVISION IN THE COMPANY’S BYLAWS; TO RATIFY, ON AN ADVISORY BASIS, THE INCLUSION OF THE INELIGIBILITY PROVISION IN THE COMPANY’S BYLAWS; TO RATIFY, ON AN ADVISORY BASIS, THE INCLUSION OF THE MUTUAL REIMBURSEMENT PROVISION IN THE COMPANY’S BYLAWS AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.SignatureDateTitle or AuthoritySignature if Held JointlyNOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.(Continued and to be marked on the other side)

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION
If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of the Company’s proxy materials, please contact our proxy solicitor: 1212 Avenue of the Americas, 17th Floor New York, NY 10036 Banks and Brokerage Firms, Please Call: (212) 297-0720 Shareholders and All Others Call Toll-Free: (855) 208-8902 Email: info@okapipartners.com CRACKER BARREL OLD COUNTRY STORE, INC. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES: 1. To elect ten (10) directors. NOMINEES: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (1) Carl Berquist    (6) Michael Goodwin    (2) Jody Bilney    (7) Cheryl Henry    (3) Stephen Bramlage    (8) Julie Masino    (4) Gilbert Dávila    (9) Gisel Ruiz    (5) John Garratt    (10) Darryl Wade    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 THROUGH 7. 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.  FOR  AGAINST  ABSTAIN 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.  FOR  AGAINST  ABSTAIN 4. To approve an amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan.  FOR  AGAINST  ABSTAIN 5. To ratify, on an advisory basis, the inclusion of the Proxy Access Provision in the Company’s bylaws.  FOR  AGAINST  ABSTAIN 6. To ratify, on an advisory basis, the inclusion of the Ineligibility Provision in the Company’s bylaws.  FOR  AGAINST  ABSTAIN 7. To ratify, on an advisory basis, the inclusion of the Mutual Reimbursement Provision in the Company’s bylaws.  FOR  AGAINST  ABSTAIN Continued and to be signed on the reverse side